                                                                   EXHIBIT 10.13


                          RESEARCH COLLABORATION AND

                         TECHNOLOGY TRANSFER AGREEMENT

                                    BETWEEN

                        EXELIXIS PHARMACEUTICALS, INC.

                                      AND

                         BRISTOL-MYERS SQUIBB COMPANY


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                               Table Of Contents

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1.  Definitions........................................................................    1

    1.1   "Abandoned Target"...........................................................    1

    1.2   "Affiliate"..................................................................    1

    1.3   "Analogue"...................................................................    2

    1.4   "Annual FTE Rate"............................................................    2

    1.5   "Back-Up Compound"...........................................................    2

    1.6   "Biotherapeutic Product".....................................................    2

    1.7   "BMS Compound"...............................................................    2

    1.8   "BMS Core Technology"........................................................    3

    1.9   "BMS Product"................................................................    3

    1.10  "Candidate Target"...........................................................    3

    1.11  "Collaboration"..............................................................    3

    1.12  "Collaboration Compound".....................................................    3

    1.13  "Compound Class".............................................................    3

    1.14  "Compound Product"...........................................................    4

    1.15  "Conceptual Target"..........................................................    4

    1.16  "Confirmed Target"...........................................................    4

    1.17  "Controlled".................................................................    4

    1.18  "Core Technology Patents"....................................................    5

    1.19  "Diagnostic Product".........................................................    5

    1.20  "Diligent Efforts"...........................................................    5

    1.21  "Disclosed Target"...........................................................    5

    1.22  "Exelixis Core Technology"...................................................    5

    1.23  "Field"......................................................................    5

    1.24  "FlyTag Database"............................................................    5

    1.25  "FTE"........................................................................    5

    1.26  "Gene Product"...............................................................    5

    1.27  "Improvement Inventions".....................................................    6

    1.28  "IND"........................................................................    6

    1.29  "Independent Research".......................................................    6

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      i.

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                               Table Of Contents
                                  (continued)

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     1.30  "Information"................................................................    6

     1.31  "Joint Inventions"...........................................................    6

     1.32  "Joint Management Team" or "JMT".............................................    6

     1.33  "Joint Patents"..............................................................    6

     1.34  "Joint Scientific Committee" or "JSC"........................................    6

     1.35  "Known"......................................................................    6

     1.36  "Known Target"...............................................................    7

     1.37  "Licensed Product"...........................................................    7

     1.38  "Major Market"...............................................................    7

     1.39  "Mammalian Disclosed Target".................................................    7

     1.40  "Mammalian Target"...........................................................    7

     1.41  "Mode of Action Program".....................................................    7

     1.42  "NDA"........................................................................    7

     1.43  "Net Sales"..................................................................    7

     1.44  "New Indication".............................................................    9

     1.45  "Novel Target"...............................................................    9

     1.46  "Novel Target Patent"........................................................   10

     1.47  "Patent".....................................................................   10

     1.48  "Person".....................................................................   10

     1.49  "Pharmacogenomic Product"....................................................   10

     1.50  "Phase III Clinical Trials"..................................................   10

     1.51  "Pre-Associated Target"......................................................   11

     1.52  "Preclinical Lead Profile" or "PLP"..........................................   11

     1.53  "Pre-existing Inventions"....................................................   11

     1.54  "Product"....................................................................   11

     1.55  "Product Target".............................................................   11

     1.56  "Pursued Disclosed Target"...................................................   12

     1.57  "Quality Target".............................................................   12

     1.58  "Regulatory Approval"........................................................   12

     1.59  "Related Pathway"............................................................   12

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      ii.
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     1.60  "Related Target".............................................................    12

     1.61  "Remain(s) Confidential".....................................................    13

     1.62  "Research Plan"..............................................................    13

     1.63  "Research Results"...........................................................    13

     1.64  "Research Term"..............................................................    13

     1.65  "Safety Compound"............................................................    13

     1.66  "Safety Product".............................................................    13

     1.67  "Safety Target"..............................................................    13

     1.68  "Second Generation Product"..................................................    14

     1.69  "Selected Target"............................................................    14

     1.70  "Sole Inventions"............................................................    14

     1.71  "Target".....................................................................    14

     1.72  "Technology Sharing Program".................................................    14

     1.73  "Third Party"................................................................    14

     1.74  "Transition Target"..........................................................    14

     1.75  "Unlinked Related Target"....................................................    15

     1.76  "Valid Claim"................................................................    16

2.   Management of the Collaboration....................................................    16

     2.1  Overall Management Structure..................................................    16

     2.2  Joint Management Team.........................................................    16

          (a)    Membership.............................................................    16

          (b)    Responsibilities.......................................................    16

          (c)    Determination of Certain Matters.......................................    17

     2.3  Joint Scientific Committee....................................................    17

          (a)    Membership.............................................................    17

          (b)    Responsibilities.......................................................    18

     2.4  Meetings......................................................................    18

     2.5  Collaboration Guidelines......................................................    18

3.  Overview of the Mode of Action Program..............................................    18

     3.1  Goals.........................................................................    18

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     iii.
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                                  (continued)

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     3.2  Research Term................................................................     18

     3.3  Research Plans...............................................................     19

     3.4  FTE Commitments..............................................................     19

     3.5  Conduct of Research..........................................................     20

     3.6  Records......................................................................     20

     3.7  Reports and Disclosure of Research Results...................................     20

     3.8  Preserving Confidentiality of Certain Research Results.......................     21

4.   Mode of Action Program............................................................     21

     4.1  Provision of BMS Compounds...................................................     21

     4.2  Stage I - Feasibility Evaluation.............................................     22

     4.3  Provision and Testing of Analogues...........................................     22

     4.4  Stage II - Target Identification.............................................     22

     4.5  Stage III - Identification of Candidate Targets..............................     22

     4.6  Collaborative Work...........................................................     23

     4.7  Limitation on Exelixis Collaborative Work....................................     23

     4.8  Selection of Targets.........................................................     23

          (a)    Candidate Targets.....................................................     23

          (b)    Disclosed Targets.....................................................     25

     4.9  Selected Target Diligence....................................................     27

     4.10 Other Diligence Obligations..................................................     28

     4.11 Target Abandonment...........................................................     28

     4.12 Failure of Diligence.........................................................     28

     4.13 Pursuit of New Indications for BMS Products..................................     29

     4.14 Exclusion Based on Use of Mammalian Targets that [*].........................     30

     4.15 Exelixis Exclusivity Obligations.............................................     31

     4.16 Records......................................................................     32

     4.17 Reports......................................................................     32

5.   Technology Sharing Program........................................................     32

     5.1  Transfer of Exelixis Core Technology.........................................     32

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      iv.
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                                  (continued)

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     5.2  Transfer of BMS Core Technology; Transfer of Source Code; Error Corrections...    33

     5.3  Technology Licenses To BMS....................................................    37

     5.4  Limitations on BMS License....................................................    38

     5.5  Technology Licenses To Exelixis...............................................    39

     5.6  Limitations on Exelixis License...............................................    41

     5.7  Provision of Training; Disclaimers............................................    42

     5.8  Non-Solicitation..............................................................    43

6.   Licenses and Related Rights........................................................    43

     6.1  Licenses to BMS...............................................................    43

          (a)    Research Results.......................................................    43

          (b)    Target Patents.........................................................    43

          (c)    Novel Target Patents...................................................    44

     6.2  License Limitations and Retained Rights; Retained Rights Restrictions.........    44

          (a)    License Limitations and Retained Rights................................    44

          (b)    Retained Rights Restrictions...........................................    44

     6.3  Licenses to Exelixis..........................................................    44

          (a)    Outside of Field.......................................................    44

          (b)    Abandoned Targets......................................................    45

          (c)    Breach of Diligence Obligations........................................    46

     6.4  Right of First Negotiation....................................................    46

7.   Exclusivity........................................................................    47

     7.1  BMS...........................................................................    47

     7.2  Exelixis......................................................................    47

     7.3  BMS License to [*]............................................................    48

8.   Compensation.......................................................................    49

     8.1  Technology Access Fee.........................................................    49

     8.2  Research Support..............................................................    49

     8.3  Milestone Payments for Selected Targets and Pursued Disclosed Targets.........    49

     8.4  Milestone Payments for Compound Products......................................    49

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     v.
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                                  (continued)

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          (a)    Novel Target.............................................................    49

          (b)    Unlinked Related Target..................................................    50

          (c)    Known Target.............................................................    50

     8.5  Milestone Payments for Safety Products..........................................    51

     8.6  Milestone Payments for New Indications for BMS Products.........................    51

     8.7  Milestone Payments for Gene Products............................................    51

          (a)    Novel Target.............................................................    51

          (b)    Unlinked Related Target..................................................    51

     8.8  Milestone Payments for Biotherapeutic Products..................................    52

          (a)    Novel Target.............................................................    52

          (b)    Unlinked Related Target..................................................    52

     8.9  Milestone Payments for Diagnostic Products and Pharmacogenomic..................    53

          (a)    Novel Target.............................................................    53

          (b)    Unlinked Related Target..................................................    53

     8.10 Milestone Payments for Back-Up Compounds........................................    53

     8.11 Milestone Payments for [*] Products.............................................    54

     8.12 Royalty Payments for Compound Products..........................................    54

          (a)    Novel Target.............................................................    54

          (b)    Unlinked Related Target..................................................    54

          (c)    Known Target.............................................................    54

          (d)    Transition Target........................................................    55

     8.13 Royalty Payments for Safety Products............................................    55

     8.14 Royalty Payments for Gene Products..............................................    55

          (a)    Novel Target.............................................................    55

          (b)    Related Target...........................................................    55

     8.15 Royalty Payments for Biotherapeutic Products....................................    55

          (a)    Novel Target.............................................................    55

          (b)    Unlinked Related Target..................................................    56

          (c)    Known Target.............................................................    56

     8.16 Royalty Payments for Diagnostic Products........................................    56

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      vi.
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                               Table Of Contents
                                  (continued)

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          (a)    Novel Target...........................................................    56

          (b)    Unlinked Related Target................................................    56

     8.17 Royalty Payments for Pharmacogenomic Products.................................    56

          (a)    Novel Target...........................................................    56

          (b)    Unlinked Related Target................................................    56

     8.18 Fixed Royalty Rates and Final Royalty Payments................................    57

     8.19 Term of Royalties.............................................................    57

     8.20 Quarterly Royalty Payment and Reports.........................................    57

     8.21 Payment Method................................................................    58

     8.22 Taxes.........................................................................    58

     8.23 Blocked Currency..............................................................    58

     8.24 Sublicenses...................................................................    58

     8.25 Foreign Exchange..............................................................    58

     8.26 Records; Inspection...........................................................    58

9.  Intellectual Property...............................................................    59

     9.1  Ownership.....................................................................    59

     9.2  Disclosure....................................................................    59

     9.3  Patent Prosecution and Maintenance; Abandonment...............................    59

          (a)    Pre-existing, Sole and Improvement Inventions..........................    59

          (b)    Joint Inventions.......................................................    60

          (c)    Selected and Product Target Exelixis Sole Inventions...................    60

          (d)    Pursued Disclosed Target Exelixis Sole Inventions......................    62

          (e)    Novel Target Exelixis Sole Inventions..................................    62

          (f)    BMS Patents Licensed to Exelixis.......................................    63

          (g)    Cooperation............................................................    64

     9.4  Enforcement of Patent Rights..................................................    64

     9.5  Copyright Registrations.......................................................    66

10.  Confidentiality....................................................................    66

     10.1 Nondisclosure of Confidential Information.....................................    66

     10.2 Exceptions....................................................................    67

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     vii.
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                               Table Of Contents
                                  (continued)

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     10.3  Authorized Disclosure........................................................    67

     10.4  Termination of Prior Agreements..............................................    68

     10.5  Publicity....................................................................    68

     10.6  Publications.................................................................    68

11.  Term and Termination...............................................................    69

     11.1  Term.........................................................................    69

     11.2  Termination for Material Breach..............................................    69

     11.3  Change in Control............................................................    70

     11.4  Effect of Termination; Survival..............................................    71

12.  Representations and Covenants......................................................    73

     12.1  Mutual Authority.............................................................    73

     12.2  Rights in Technology.........................................................    73

     12.3  Performance by Affiliates....................................................    73

     12.4  Exelixis Representations and Warranties......................................    74

     12.5  BMS Representations and Warranties...........................................    74

     13.1  Mutual Indemnification.......................................................    75

     13.2  Indemnification by BMS.......................................................    76

     13.3  Indemnification by Exelixis..................................................    76

     13.4  Conditions to Indemnification................................................    77

     13.5  Limitation of Liability......................................................    78

     13.6  Core Technology Disclaimer...................................................    78

     13.7  Collaboration Disclaimer.....................................................    78

14.  Miscellaneous......................................................................    79

     14.1  Dispute Resolution...........................................................    79

     14.2  Governing Law................................................................    80

     14.3  Certain Disputes.............................................................    80

     14.4  Entire Agreement; Amendment..................................................    80

     14.5  Export Control...............................................................    80

     14.6  Bankruptcy...................................................................    81

     14.7  Force Majeure................................................................    82

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     viii.

                               Table Of Contents
                                  (continued)

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     14.8   Notices.....................................................................    82

     14.9   Consents Not Unreasonably Withheld or Delayed...............................    82

     14.10  Maintenance of Records......................................................    83

     14.11  United States Dollars.......................................................    83

     14.12  No Strict Construction......................................................    83

     14.13  Assignment..................................................................    83

     14.14  Electronic Data Interchange.................................................    83

     14.15  Counterparts................................................................    83

     14.16  Further Actions.............................................................    83

     14.17  Severability................................................................    83

     14.18  Ambiguities.................................................................    83

     14.19  Headings....................................................................    84

     14.20  No Waiver...................................................................    84

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      ix.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.



                          RESEARCH COLLABORATION AND
                         TECHNOLOGY TRANSFER AGREEMENT

     This Research Collaboration and Technology Transfer Agreement (the "Agreement") is made and entered into as of September 14, 1999 (the "Effective Date") by and between Exelixis Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 260 Littlefield Avenue, South San Francisco, California, USA 94080 ("Exelixis"), and Bristol-Myers Squibb Company, a Delaware corporation having its principal place of business at Route 206 and Province Line Road, Princeton, NJ 08543 ("BMS"). Exelixis and BMS are sometimes referred to herein individually as a "Party" and collectively as the "Parties."


                                   Recitals

     A. BMS is a multinational health care company that has expertise and capability in developing and marketing human pharmaceuticals and has research and development programs in the area of medicinal chemistry.

     B. Exelixis is a biotechnology company that has expertise and proprietary technology relating to genetic model systems, genomics and computational biology and is applying such technology to discover and validate targets for drug discovery in a variety of disease areas.

     C. BMS and Exelixis desire to establish a research collaboration to apply such Exelixis technology and expertise to the identification and characterization of targets that mediate the effect of test compounds in model organisms, and to provide for the development and commercialization, based on such research, of novel prophylactic, therapeutic and diagnostic products or new indications or expanded labeling for existing products.

     D. BMS and Exelixis desire to establish a technology sharing program in which BMS will transfer to Exelixis its proprietary technology that relates to its high throughput lead optimization technology, and Exelixis will transfer to BMS its proprietary technology that relates to genetics and molecular biology in
C. elegans and Drosophila, as more fully set forth below.

     Now, Therefore, the Parties agree as follows:

1.   Definitions

     The following terms shall have the following meanings as used in this
Agreement:

     1.1 "Abandoned Target" means (a) any Candidate Target or Disclosed Target that is not selected by BMS as a Selected Target, Pursued Disclosed Target or Product Target within the applicable time period set forth in Section 4.8, except as otherwise provided in Section 4.8(a)(v)

                                      1.

or (b)(v), or (b) any Selected Target or Pursued Disclosed Target that is abandoned by BMS pursuant to Section 4.11.

     1.2 "Affiliate" means, with respect to a particular Party, another Person that controls, is controlled by or is under common control with such Party. For the purposes of the definition in this Section 1.2, the word "control" (including, with correlative meaning, the terms "controlled by" or "under the common control with") means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

     1.3 "Analogue" means a BMS Compound that is structurally and functionally similar to a particular BMS Compound and is provided to Exelixis by BMS pursuant to Section 4.3 as a substitute for such BMS Compound.

     1.4 "Annual FTE Rate" means the amount to be paid over one (1) year by BMS to Exelixis to support one (1) FTE. The Annual FTE Rate will be [ * ] per year until the second anniversary of the Effective Date. Starting on the second anniversary of the Effective Date and continuing on each subsequent anniversary (if any) during the Research Term, this rate will be adjusted for Research support provided by BMS hereunder after such date by the percentage change, if any, in the Consumer Price Index described below as of the first day of the calendar month on or immediately preceding such adjustment date as compared to the index applicable to the most recent adjustment prior adjustment date (August 1, 1999 shall be the reference date for the first adjustment). The index source will be the Consumer Price Index for All Urban Consumers - San Francisco Area, published by the Bureau of Labor Statistics of the United States Department of Labor (or successor agency). Should an index covering the San Francisco area not then be available, then the national index will be used as the reference.

     1.5 "Back-Up Compound" means, with respect to a particular Collaboration Compound or Licensed Product (the "Parent"), any other Collaboration Compound or Licensed Product that is intended to directly inhibit, directly activate or otherwise directly modulate the same Mammalian Target as such Parent, and that is developed by or on behalf of BMS or its Affiliate or sublicensee as a potential replacement for the Parent in the event that development of the Parent does not result in Regulatory Approval for the Parent or, in the case of a Collaboration Compound, Regulatory Approval for a Compound Product comprising or incorporating such Collaboration Compound. For clarity, it is understood that the term "Back-Up Compound" shall not include new formulations, presentations, salts, or modes of delivery of the Collaboration Compound or other active ingredient contained in the Parent.

     1.6 "Biotherapeutic Product" means (a) any therapeutic or prophylactic product for treatment or prevention of diseases or conditions in humans that comprises or incorporates (i) an antibody against a Mammalian Target, or (ii) an antisense compound based upon a Mammalian Target sequence, or (b) a gene therapy product based upon the sequence of a Mammalian Target.

     1.7 "BMS Compound" is a molecule that is provided to Exelixis by BMS under a code name pursuant to Section 4.1 or 4.3, such that BMS does not disclose the identity or structure of such molecule to Exelixis. It is understood that "BMS Compounds" may include

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      2.

compounds in the public domain or which are proprietary to third parties, in addition to BMS proprietary compounds.

     1.8 "BMS Core Technology" means the proprietary BMS know-how, Patents, BMS Software, drawings, blueprints, materials and Information described on Exhibit B hereto (and any copyrights covering any of the foregoing know-how, software or other works included on Exhibit B) and including all Improvement Inventions to the foregoing that are Controlled by BMS or its Affiliate, the Bristol-Myers Squibb Pharmaceutical Research Institute, during the Research Term. "BMS Software" shall mean all software in any stage of development, whether in object or source code, and all documentation relating thereto provided by BMS, and including all copies, compilations, adaptations, translations, and derivative works thereof made by or on behalf of BMS or its Affiliate, the Bristol-Myers Squibb Pharmaceutical Research Institute. For purposes of the foregoing, "derivative works" means any computer program that may be developed containing any part of the software, regardless of the form of the resulting code, the media it is carried on, or its intended use. For sake of clarity, "BMS Core Technology" excludes all trademarks.

     1.9 "BMS Product" means a product, other than a Licensed Product, that contains a BMS Compound that is Controlled by BMS or its Affiliates and is subject to development or has already received Regulatory Approval at the time BMS provides such BMS Compound to Exelixis.

     1.10 "Candidate Target" means any Target (other than a Disclosed Target) for which (a) there is sufficient (as determined by the JSC) [ * ], and (b) Exelixis has conducted a [ * ] mammalian orthologues.

     1.11 "Collaboration" means all the research- or development-related activities either (a) performed by or on behalf of Exelixis or BMS pursuant to the Mode of Action Program under this Agreement, or (b) conducted by or on behalf of BMS or its Affiliate during the Research Term based in material part upon Exelixis-generated Research Results disclosed to BMS hereunder.

     1.12 "Collaboration Compound" means any molecule that (a) has a molecular weight less than or equal to [ * ]; (b) has the ability to inhibit, activate or otherwise modulate the activity of a Mammalian Target (other than a Confirmed Target) or its encoded protein; and (c) such ability is identified by or on behalf of BMS or its Affiliate or sublicensee through the use to any material extent of a Mammalian Target (other than a Confirmed Target) or any information relating to a Mammalian Target (other than a Confirmed Target) developed by or on behalf of BMS or its Affiliate or sublicensee by material use of such Mammalian Target, the DNA sequence relating thereto, or any other Research Results disclosed to BMS hereunder that (i) directly relate to such Mammalian Target (other than a Confirmed Target) or the Target to which such Mammalian Target is related, and (ii) Remain Confidential at the time of such use, provided that the foregoing definition is subject to the limitations in Section 4.15.

     1.13 "Compound Class" means any compound having the same active substructure (or active substructures, if more than one exist) of the BMS Compound used in identifying a giving Target.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      3.

     1.14 "Compound Product" means any therapeutic or prophylactic product for treatment of humans that comprises or incorporates a Collaboration Compound, including any formulation or mode of delivery thereof.

     1.15 "Conceptual Target" means:

          (a) a mammalian orthologue of a Selected Target, which orthologue (i) is identified by or on behalf of Exelixis pursuant to its work under the Mode of Action Program or by or on behalf of BMS or its Affiliate or sublicensee through the material use of such Selected Target or DNA sequence information relating thereto, or any other Research Results that Remain Confidential at the time of such use by BMS, and (ii) is, at the time of identification by BMS or at the time of communication of same by Exelixis to BMS (if identified by Exelixis), [*] BMS Compound [*]; or

          (b) a Related Target that, at the time of identification of such Related Target by BMS, is [*] BMS Compound [*] Selected Target or Pursued Disclosed Target [*] Related Target [*] Related Target [*].

          Examples of "Conceptual Targets" are set forth in Exhibit A attached to this Agreement.

     1.16 "Confirmed Target" means a mammalian orthologue of a Selected Target, which orthologue (a) is identified by or on behalf of Exelixis pursuant to its work under the Mode of Action Program [*] Candidate Target [*] BMS Compound [*] BMS Compound [*].

     1.17 "Controlled" means, with respect to any gene, protein, compound, material, software, Information or intellectual property right, that the Party owns or has a license to such gene, protein, compound, material, software, Information or intellectual property right and has the ability to grant to the other Party access, a license or a sublicense (as applicable) to such gene, protein, compound, material, software, Information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such access, license or sublicense.

     1.18 "Core Technology Patents" means, with respect to a particular Party, those Patents covering the composition of matter or use of such Party's Core Technology, or any part or aspect thereof.

     1.19 "Diagnostic Product" means a product that facilitates identification of patients having a particular disease or having a predisposition to a particular disease, and/or monitors the prognosis or progression of a disease in a patient, by the detection of either (i) sequence differences in different alleles of a Mammalian Target, or (ii) the presence or absence of a certain Mammalian Target, or (iii) the presence or absence of the protein product of a certain Mammalian Target.

     1.20 "Diligent Efforts" means the carrying out of obligations or tasks in a manner consistent with the efforts a Party devotes to a product or a research, development or marketing project of similar market potential, profit potential or strategic value resulting from its own research efforts, based on conditions then prevailing.

     1.21 "Disclosed Target" means any [ * ] to BMS.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      4.

     1.22 "Exelixis Core Technology" means the proprietary Exelixis know-how, Patents, software, the FlyTag Database, materials and Information described on Exhibit C hereto (and any copyrights covering any of the foregoing know-how, software or other works included on Exhibit C) and including all Improvement Inventions to the foregoing owned or Controlled by Exelixis and its Affiliates during the Research Term (but excluding any improvements or additions to the FlyTag Database made after the Effective Date other than corrections of errors in the sequence information that are made or determined by Exelixis). For sake of clarity, "Exelixis Core Technology" excludes all trademarks.

     1.23 "Field" means the treatment, prophylaxis and diagnosis of disease in humans.

     1.24 "FlyTag Database" means the sequence data within the database maintained by Exelixis under the name "FlyTag" as of the Effective Date in the form previously released by Exelixis to a contractual partner, as further described in Exhibit C.

     1.25 "FTE" means the equivalent of one researcher working full time (but including standard vacation) for or on behalf of Exelixis (or BMS, as applicable) for a twelve (12)-month period.

     1.26 "Gene Product" means any therapeutic or prophylactic product for treatment of humans that comprises or incorporates the gene product of a Mammalian Target or a mutein or fusion protein based thereon.

     1.27 "Improvement Inventions" means any and all inventions, developments, results, know-how and other Information, and all intellectual property relating thereto, that are made or authored during the Research Term solely by employees or agents of a Party or jointly by employees or agents of both Parties, are improvements to or modifications of the Exelixis Core Technology or the BMS Core Technology, and are Controlled by the applicable Party.

     1.28 "IND" means an Investigational New Drug Application filed with the United States Food and Drug Administration, or its foreign equivalent in any country.

     1.29 "Independent Research" means any and all research that is conducted by Exelixis outside the scope of this Agreement either independently or pursuant to an agreement with a Third Party, but provided that such research: (a) is not in conflict with Articles 6 and 7, (unless otherwise permitted by Sections 6.3 and 6.4), and (b) does not use any Confidential Information of BMS or, except where expressly permitted hereunder, any Research Results relating directly to Selected Targets, Pursued Disclosed Targets, or Mammalian Targets. For clarity, it is understood that research using any Information that Exelixis generates without reliance on the Research Results or BMS Confidential Information (including Information licensed to Exelixis by a Third Party or that is publicly available), even if such Information is similar or identical to the Research Results, shall be deemed Independent Research.

     1.30 "Information" means inventions, information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including without limitation, databases, inventions, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, biological,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      5.

chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and patent and other legal information or descriptions.

     1.31 "Joint Inventions" means any and all inventions, developments, results, know-how and other Information, and all intellectual property relating thereto, that are made jointly by employees or agents of both Parties pursuant to work conducted in the Collaboration.

     1.32 "Joint Management Team" or "JMT" means the committee described in
Section 2.2.

     1.33 "Joint Patents" means all Patents and other intellectual property rights claiming or covering or appurtenant to Joint Inventions.

     1.34 "Joint Scientific Committee" or "JSC" means the committee described in
Section 2.3.

     1.35 "Known" means, as used in the phrase "Known to be a target for drug discovery for the disease area of interest," that BMS can demonstrate that, at the applicable time:

          (a)  [ * ], or

          (b) based on information that was publicly available at such applicable time, [ * ].

     1.36 "Known Target" means: (a) a Pre-Associated Target; (b) a Conceptual Target; (c) a Mammalian Disclosed Target; or (d) a Transition Target
[*] Confirmed Targets are excluded from the definition of "Known Target."

     1.37 "Licensed Product" means any Compound Product, Safety Product, Gene Product, Biotherapeutic Product, Diagnostic Product or Pharmacogenomics Product.

     1.38 "Major Market" means the United States, Canada, the United Kingdom, Japan, France, Germany, Italy or Spain.

     1.39 "Mammalian Disclosed Target" is a mammalian orthologue of a Pursued Disclosed Target, which orthologue is identified by or on behalf of Exelixis pursuant to work under the Mode of Action Program or [*] Pursued Disclosed Target [*] at the time of such use by BMS .

     1.40 "Mammalian Target" means any Novel Target, Unlinked Related Target, Known Target, Safety Target, Mammalian Disclosed Target or Transition Target (at any time).

     1.41 "Mode of Action Program" means that collaborative research program undertaken by the Parties pursuant to Articles 3 and 4.

     1.42 "NDA" means a New Drug Application, Biologics License Application or Product License Application filed with the United States Food and Drug Administration in conformance with applicable laws and regulations, or the foreign equivalent of any such application in any other country.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      6.

     1.43 "Net Sales" means the amount invoiced or otherwise billed by BMS or its Affiliate or licensee for sales or other commercial disposition of a Licensed Product to a Third Party purchaser, less the following to the extent included in such billing or otherwise actually allowed or incurred with respect to such sales: (i) discounts, including cash, trade and quantity discounts, price reduction programs, retroactive price adjustments with respect to sales of a product, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments (or their respective agencies, purchasers and reimbursers) or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups; (ii) credits or allowances actually granted upon rejections or returns of Licensed Products, including for recalls or damaged goods; (iii) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Licensed Products, to the extent billed; (iv) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of a Licensed Product; (v) bad debts relating to sales of Licensed Products that are actually written off by BMS in accordance with generally accepted accounting principles, consistently applied, during the applicable royalty calculation period, and (vi) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of Licensed Products, including without limitation value-added taxes, or other governmental charges otherwise measured by the billing amount, when included in billing, as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the seller; provided that all of the foregoing deductions are calculated in accordance with generally accepted accounting principles consistently applied throughout the party's organization.

     Notwithstanding the foregoing, if any Licensed Product is sold under a bundled or capitated arrangement with other BMS products, then, solely for the purpose of calculating Net Sales for royalty purposes hereunder, any [ * ] products sold within such bundled arrangement for the applicable accounting period. In case of any dispute as to the [ * ], the determination of same shall be calculated and certified by BMS' independent public accountants, whose decision shall be binding.

     A sale of a Licensed Product is deemed to occur upon the earliest of invoicing or transfer of title in the Licensed Product to the Third Party purchaser. In the event that BMS, after reasonable efforts, cannot calculate accurately the Net Sales of a sublicensee in a particular country, the Parties will meet and negotiate in good faith an appropriate means for calculating "Net Sales" in such a situation.

     For sake of clarity and avoidance of doubt, sales by BMS, its Affiliates or sublicensees of a Licensed Product to a Third Party distributor of such Licensed Product in a given country shall be considered a sale to a Third Party customer. Any Licensed Products used (but not sold for consideration) for promotional or advertising purposes or used for clinical or other research purposes shall not be considered in determining Net Sales hereunder.

     In the event a Licensed Product is sold as an end-user product consisting of a combination of active functional elements or as a combined product and/or service, Net Sales, for purposes of determining royalty payments on such Licensed Product, shall be calculated by multiplying the Net Sales of the end-user product and/or service by the fraction A over A+B, in which A is the gross selling price of the Licensed Product portion of the end-user product and/or service when such Licensed Product is sold separately during the applicable accounting period in

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      7.

which the sales of the end-user product were made, and B is the gross selling price of the other active elements and/or service, as the case may be, of the end-user product and/or service sold separately during the accounting period in question. All gross selling prices of the elements of such end-user product and/or service shall be calculated as the average gross selling price of the said elements during the applicable accounting period for which the Net Sales are being calculated. In the event that, in any country or countries, no separate sale of either such above-designated Licensed Product or such above designated elements of the end-user product and/or service are made during the accounting period in which the sale was made or if gross retail selling price for an active functional element, component or service, as the case may be, cannot be determined for an accounting period, Net Sales allocable to the Licensed Product in each such country shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, on a country by country basis, variations in potency, the relative contribution of each active agent, component or service, as the case may be, in the combination, and relative value to the end user of each active agent, component or service, as the case may be.

     Notwithstanding the foregoing, it is agreed that drug delivery vehicles, adjuvants, and excipients shall not be deemed to be "active ingredients" or "active functional elements," the presence of which in a Licensed Product would be deemed to create a combination product subject to the terms of the preceding paragraph.

     1.44 "New Indication" means, with respect to a particular drug product that is Controlled by BMS or its Affiliates and is in development or has already received Regulatory Approval, any indication that:

          (a) is not an indication that, at the time BMS provided to Exelixis the BMS Compound, pursuant to Section 4.1 or 4.3, was used to identify the particular Target referred to in subsection (b) below, either (i) BMS or its Affiliate or licensee was in the process of conducting development or had received Regulatory Approval for such BMS product, or (ii) is reasonably related, based on the known or believed mechanism of action of such BMS product, to the indication(s) for which such BMS product is then being tested in development or being marketed pursuant to Regulatory Approvals or that is contained in BMS' development plans for such BMS product or that would reasonably be anticipated for such BMS product based on publicly available information or information then known to BMS with respect to the known or believed mechanism of action of such product (or the active compound therein); and

          (b) is discovered or identified by or on behalf of BMS or its Affiliate or sublicensee during research performed through the material use to any extent of either:

               (i) a Product Target, or a mammalian orthologue thereof, or any DNA sequence information relating to such Target or mammalian orthologue, or any other Research Results that Remain Confidential at the time of such use; or

               (ii) Information developed by BMS or its Affiliate or sublicensee by material use of a Product Target, or a mammalian orthologue thereof, or any DNA sequence information relating to such Target or mammalian orthologue, or any other Research Results that Remain Confidential at the time of such use.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      8.

     1.45 "Novel Target" means a mammalian orthologue of a Selected Target, which orthologue (a) was identified by or on behalf of Exelixis pursuant to work conducted under the Mode of Action Program [*] BMS Compound [*] Selected Target [*] Novel Targets [*] Unlinked Related [*], Known Targets [*] Confirmed
Targets.

     1.46 "Novel Target Patent" means a Patent Controlled by Exelixis that claims at least one Novel Target (or its use) first discovered by Exelixis during the Research Term under the Mode of Action Program, or that claims a Gene Product or other Biotherapeutic Product based upon or containing such a Novel Target (or its manufacture or use), but excluding inventions of Exelixis made during any Independent Research.

     1.47 "Patent" means (i) unexpired letters patent (including inventor's certificates) which have not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken or has been taken within the required time period (and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement), including without limitation any substitution, extension, registration, confirmation, reissue, re-examination, supplementary protection certificates, confirmation patents, patent of additions, renewal or any like filing thereof and (ii) pending applications for letters patent that are being actively prosecuted (but not in any event for more than five (5) years from the date of filing) and which have not been canceled, withdrawn from consideration, finally determined to be unallowable by the applicable governmental authority for whatever reason (and from which no appeal is or can be taken), and/or abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written consent, including without limitation any continuation, division or continuation-in-part thereof and any provisional applications.

     1.48 "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

     1.49 "Pharmacogenomic Product" means a product that is primarily used to select between two or more therapeutic or prophylactic regimens for a human, wherein at least one such therapeutic or prophylactic regimen involves a compound that could be used to treat and/or prevent a disease, and where the selected regimen is judged based on the use of the pharmacogenomic product to be of most likely benefit and/or to do the least harm to a patient, and provided that such selection is made based on the genotype of such human at certain genetic loci (including by detection of certain protein products indicative of the necessary genotype) as determined by use of such product to detect either
(i) sequence differences in different alleles of a Mammalian Target, or (ii) the presence or absence of a certain Mammalian Target, or (iii) the presence or absence of the protein product of a certain Mammalian Target.

     1.50 "Phase III Clinical Trials" means those trials on sufficient numbers of patients that are designed to establish that a drug is safe and efficacious for its intended use, and to define warnings, precautions and adverse reactions that are associated with the drug or label expansion of such drug.

     1.51 "Pre-Associated Target" means:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      9.

          (a) a mammalian orthologue of a Selected Target, which orthologue (i) was identified by or on behalf of Exelixis pursuant to work under the Mode of Action Program [*] Selected Target [*] Selected Target as a Candidate Target, [*] BMS Compound [*] Selected Target, [*] BMS Compound [*]; or

          (b) a Related Target that, at the time of identification of such Related Target by BMS, is [*]BMS Compound[*]Selected Target[*]Pursued Disclosed [*]Related Target,[*]BMS Compound[*]Related Target.

     1.52 "Preclinical Lead Profile" or "PLP" [ * ].

     1.53 "Pre-existing Inventions" means any and all inventions, developments, results, know-how and other Information, and all intellectual property relating thereto, made, created or invented by a Party, its employees or its agents, or otherwise Controlled by the Party, prior to the Effective Date.

     1.54 "Product" means a Licensed Product or a BMS Product.

     1.55 "Product Target" means a Selected Target [*] Pursued Disclosed Target [*].

     1.56 "Pursued Disclosed Target" means a Disclosed Target that has been selected as set forth in Section 4.8(b), or that is deemed to be a Pursued Disclosed Target pursuant to Section 4.8(b)(v)(2).

     1.57 "Quality Target" means a Candidate Target (a) that was identified by or on behalf of Exelixis pursuant to work under the Mode of Action Program; (b) [*] Candidate Target [*] BMS Compound [*] such Candidate Target; [*] mammalian orthologue.

     1.58 "Regulatory Approval" means any and all approvals (including supplements, amendments, pre- and post-approvals, pricing and reimbursement approvals), licenses, registrations or authorizations of any national, supra-national (e.g., the European Commission or the Council of the European Union), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, that are necessary for the manufacture, distribution, use or sale of a Product in a regulatory jurisdiction.

     1.59 "Related Pathway" means a biochemical pathway that interacts biochemically with a given pathway which interaction is identified by Exelixis pursuant to work conducted under the Mode of Action Program or by or on behalf of BMS or its Affiliate or sublicensee through the use to any material extent of any Target disclosed hereunder or any mammalian orthologue identified by the material use of such Target or DNA sequence information relating thereto, or any other Research Results that Remain Confidential at the time of such use.

     1.60 "Related Target" means:

          (a) [*] mammalian orthologue [*] Selected Target [*] Disclosed Target, which orthologue was identified by or on behalf of Exelixis pursuant to work under the Mode of Action Program [*] Disclosed Target [*] Disclosed Target, [*]; or

          (b) a mammalian orthologue [*] Selected Target [*] Disclosed Target, [*] Selected Target [*] Disclosed Target [*] mammalian orthologue [*].

          [*] "Related Target" [*] mammalian orthologue [*] Selected Target [*] Disclosed Target, [*] BMS Compound [*] Selected Target [*] Disclosed Target, [*] mammalian target [*].

     1.61 "Remain(s) Confidential" means, with respect to particular Research Results used by or on behalf of BMS or its Affiliate or sublicensee, that such Research Results, at the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      10.

time of such use, were not then in the public domain and were not then known to BMS or any of its Affiliates or licensees as a result of (1) knowledge possessed by BMS or any of its Affiliates prior to disclosure of the Research Results to BMS by Exelixis, (2) disclosure by a Third Party entitled to disclose same without restriction as to confidentiality, or (3) independent development by employees or contractors of BMS or any of its Affiliates who did not have access to any Research Results.

  1.62 "Research Plan" means the plan that sets forth the research work to be performed by Exelixis and BMS in conducting the Mode of Action Program.

  1.63 "Research Results" means the data and other results generated by Exelixis under the Mode of Action Program.

  1.64 "Research Term" means the period during which research activities of Exelixis under the Mode of Action Program shall be conducted, as set forth in
Section 3.2.

  1.65 "Safety Compound" means any compound that (a) has a molecular weight less than or equal to [ * ], and (b) was discovered by or on behalf of BMS or its Affiliate or sublicensee through the material use of a Safety Target, any DNA sequence information relating thereto, or any other Information developed through the material use of such Safety Target.

  1.66 "Safety Product" means any therapeutic or prophylactic product for treatment of humans that comprises or incorporates a Safety Compound, including any formulation or mode of delivery thereof.

  1.67    "Safety Target" means a mammalian orthologue of a Candidate
Target or Pursued Disclosed Target [ * ] BMS Compound [ * ] (a) was identified by or on behalf Exelixis pursuant to work under the Mode of Action Program [ * ] Candidate Target or Pursued Disclosed Target [ * ].

  1.68 "Second Generation Product" means, with respect to a particular Licensed Product that has achieved Regulatory Approval in a Major Market (the "Original Licensed Product"), any Licensed Product that contains a different active ingredient from that in the Original Licensed Product and that is directed against the same Mammalian Target as the Original Licensed Product, which is developed by or on behalf of BMS or its Affiliate or sublicensee as an improvement upon or potential successor to the Original Licensed Product. For clarity, it is understood that "Second Generation Product" shall not include new formulations, presentations, salts, or modes of delivery of the active ingredient contained in the Original Licensed Product.

  1.69 "Selected Target" means a Candidate Target that has been selected as set forth in Section 4.6(a), or that is deemed to be a Selected Target as provided in Section 4.8(a)(v)(2).

  1.70 "Sole Inventions" means any and all inventions, developments, results, know-how and other Information, and all intellectual property relating thereto, that are made, discovered or developed solely by a Party and its employees or agents pursuant to work performed in the Collaboration.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      11.

     1.71 "Target" is any invertebrate target identified by Exelixis during the Research Term under the Mode of Action Program based on analysis of a BMS Compound in Exelixis' model genetic systems. A Target may include, without limitation, a Candidate Target, Disclosed Target, Selected Target, Pursued Disclosed Target, Product Target or Abandoned Target.

     1.72  "Technology Sharing Program" means the program described in Article
5.

     1.73  "Third Party" means any entity other than (i) Exelixis, (ii) BMS or
(iii) an Affiliate of either of them.

     1.74  "Transition Target" means, with respect to [*] Mammalian Target
[ * ] "Novel Target" [ * ] "Unlinked Related Target", [ * ] Known Target for the purposes of the economics and other rights and obligations under the Agreement, under one of the circumstances set forth below:

           (a) if, prior to the date that is [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target, [ * ] Novel Target or Unlinked Related Target [ * ] Known Target; or

           (b) if, after the date that is [ * ] after the date that such Novel Target or Unlinked Related Target was initially identified under the Agreement, [ * ] Novel Target or Unlinked Related Target [*] with respect to such Novel Target or Unlinked Related Target, then the following shall apply:

     [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target [*];

               (i) [ * ] Collaboration Compound, [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target [ * ] Collaboration Compound [ * ] Novel Target or Unlinked Related Target [ * ];

               (ii) [ * ] Collaboration Compound, [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target [ * ] Collaboration Compound [ * ] Known Target; and

               (iii) [ * ] Collaboration Compound, [ * ] Novel Target or Unlinked Related Target [ * ] Novel Target or Unlinked Related Target [ * ] Collaboration Compound [ * ] Confirmed Target.

     As used herein, a [ * ] Collaboration Compound [ * ] Novel Target or Unlinked Related Target [ * ].

     1.75 "Unlinked Related Target" means a Related Target [ * ] BMS Compound [ * ] a Pursued Disclosed Target [*].

     1.76 "Valid Claim" means an issued claim under an issued patent within the Patent Rights, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement.

2.   Management of the Collaboration

     2.1 Overall Management Structure. The Parties agree to establish a multi-level committee structure to manage and direct the Collaboration and the relationship of the Parties in pursuing the research and development goals of this Agreement. The committee structure is intended to facilitate decision making and management of the various Collaboration activities of the Parties, and each Party agrees to use good faith, cooperative efforts to facilitate and assist the efforts of such committees. The overall management of the Collaboration with respect to work performed by Exelixis under the Mode of Action Program shall be vested in the Joint Management Team (the "JMT"), with responsibility, as further discussed in Section 2.2, for

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      12.

establishing the strategic direction of the Collaboration and for managing and directing the research efforts of the Parties under the Collaboration. The Technology Sharing Program shall be managed by two individuals, one each designated by BMS and Exelixis, which individuals shall report to the JMT. The day-to-day management and direction of the Mode of Action Program conducted at Exelixis shall be managed by the Joint Scientific Committee (the "JSC"), which shall report to and be managed by the JMT. The JSC shall cease to exist after its second meeting after the termination of the Research Term (unless otherwise extended by unanimous consent of all members of the JSC). Any dispute that cannot be resolved by the JSC for matters that come before it shall be resolved by the JMT.

     2.2  Joint Management Team.

          (a) Membership. The Joint Management Team (the "JMT") shall be composed of four members, two members appointed by each Party. Within thirty
(30) days after the Effective Date, each Party shall appoint two representatives from its senior management team to the JMT. At least one representative from Exelixis shall be Head of Research or a mutually agreeable designate; at least one representative from BMS shall be its Vice President for Applied Genomic Research or a mutually agreeable designate. With the exception of the Party's Head of Research, each Party may replace its JMT representatives at any time upon written notice to the other Party. BMS will designate one of its representatives as Chairperson of the JMT. The Chairperson shall be responsible for scheduling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within thirty (30) days thereafter.

          (b) Responsibilities. During the Research Term of this Agreement, the JMT shall meet a minimum of two times per year as provided in Section 2.4; thereafter, the JMT shall meet at the request of either party, which request may be made by each party not more once in each twelve-month period following the termination of the Research Program, unless otherwise agreed to by unanimous consent of all members of the JMT. Except as provided in subsection (c) below, the JMT shall operate by consensus and in accordance with the principles set forth in this Article 2. It shall determine the overall strategy for the Collaboration and shall be make all major business and strategic decisions. The JMT shall supervise and direct the JSC, evaluate the progress of the Research Plan and monitor compliance with the diligence provisions set forth in Sections
4.9 and 4.10, and it will make the final decisions regarding: (i) allocation of FTEs for the Collaboration, (ii) significant modifications of the Research Plan,
(iii) transfer of technology under the Technology Sharing Program; (iv) the strategy for the protection of intellectual property arising from the Collaboration; and (v) determination of whether particular Candidate Targets are Quality Targets. The JMT will also serve as the initial forum for dispute resolution as set forth in Section 14.1. To the extent necessary to carry out its responsibilities under the Research Plan, a Party's JMT members shall be granted access to the other Party's relevant Confidential Information relevant to the Collaboration. Thus, it may be that members of the JMT, in assessing modifications to the Research Program, assessing the Research Results, or making determinations as required in this Section 2.2, may need to be granted access to higher levels of the proprietary or Confidential Information of the other Party than is provided to the JSC or to the employees of such Party working on the Collaboration. The JMT shall discuss in good faith and agree on the level of such access that is needed to achieve the goals and intent of the Parties.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      13.

          (c) Determination of Certain Matters. BMS shall have the tie-breaking vote in all matters that come before the JMT (including without limitation whether a Candidate Target is a Quality Target); provided, however, that: (1) the Parties agree to refer the any such matter, for which the JMT is unable to agree, to the senior officers referred to in Section 14.1(a) and to follow the informal dispute resolution procedure in Section 14.1(a) (but without the requirement in said section of submitting the matter to arbitration if said senior officers cannot reach mutual agreement within the time frame set forth therein) before BMS may exercise its tie-breaking vote, and (2) the unanimous consent of all members of the JMT shall be required for any dispute or disagreement the resolution of which would require the use by Exelixis of more FTEs than BMS is then supporting hereunder or which would materially conflict with Exelixis' obligations hereunder.

     2.3  Joint Scientific Committee.

          (a) Membership. The Joint Scientific Committee (the "JSC") shall be composed of four members. Within thirty (30) days after the Effective Date, each Party shall appoint two representatives to the JSC, one such representative being the individual at the Party with primary responsibility for the day-to-day management and execution of the Research Plan. Exelixis' other representative shall be its Head of Research or such person's designee. The JSC will report directly to the JMT and shall take its direction from the JMT. Each Party may replace its appointed JSC representatives at any time upon written notice to the other Party. Exelixis shall designate one of its representatives as Chairperson of the JSC. The Chairperson shall be responsible for scheduling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within thirty (30) days thereafter.

          (b) Responsibilities. During the Research Term and for two quarters thereafter, the JSC shall meet on a quarterly basis as provided in Section 2.4. The JSC shall operate by consensus and in accordance with the principles set forth in this Article 2. It shall be responsible for the planning and execution of the Research Plan. At its meetings, the JSC shall review the progress of the Research Plan and consider modifying the Research Plan. At the next JMT meeting, the JSC shall summarize for the JMT the progress of the Research Plan since the last JMT meeting, bring to the attention of the JMT any overarching issues or significant changes in a Research Plan, and address any issues raised by the JMT at its previous meeting. The JSC shall also prioritize projects within the Research Plan as set forth in Article 4.

     2.4 Meetings. The Parties shall endeavor to schedule meetings of the JMT and the JSC at least one year in advance. Meetings for the JSC shall be held on an alternating basis in New Jersey and in San Francisco. When possible, the meeting of the JMT should occur at the same location as the JSC meeting, with the JMT meeting occurring after the meeting of the JSC. With the consent of the representatives of each Party serving on a particular committee, other representatives of each Party may attend meetings of that committee as nonvoting observers. A meeting of a committee may be held by audio or video teleconference with the consent of each Party, provided that at least half of the minimum number of meetings for that committee shall be held in person. Meetings of a committee shall be effective only if at least one representative of each Party is present or participating. Each Party shall be responsible for all of its own expenses of participating in the committee meetings.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      14.

     2.5 Collaboration Guidelines. Subject to the terms of this Agreement, the activities and resources of each Party shall be managed by such Party, acting independently and in its individual capacity. The relationship between Exelixis and BMS is that of independent contractors and neither Party shall have the power to bind or obligate the other Party in any manner, other than as is expressly set forth in this Agreement.

3.   Overview of the Mode of Action Program

     3.1 Goals. The general goals and intent of the Mode of Action Program are to apply the Exelixis technology to: (a) the identification of the molecular targets and/or biochemical pathways modulated by BMS Compounds, (b) the discovery of Candidate Targets that may be useful as tools for the development of drugs useful in the prevention, treatment or cure of human disease, and (c) the discovery, development and commercialization of Licensed Products and/or additional indications for BMS Products.

     3.2 Research Term. The Research Term shall commence on the Effective Date and shall continue until the date three (3) years after the Effective Date, or such other date on which the Research Term terminates pursuant to an early termination under Section 3.2(a) or (b), or expires after an extension under
Section 3.2(c). Any termination of the Agreement pursuant to Section 11.2 shall terminate the Research Term as of the date of such termination. The FTE funding commitments of BMS and Exelixis set forth in Section 3.4 and the payment obligations of BMS set forth in Section 8.2 shall remain in force until the termination of the Research Term.

          (a) If Exelixis has not provided BMS with at least [ * ] Quality Targets by the date that is thirty (30) days prior to first anniversary of the Effective Date, BMS may, in its sole and absolute discretion, either (i) terminate this Agreement as provided below in this Section 3.2(a), or (ii) if BMS does not elect to terminate per clause (i) above, extend the Research Term by ninety (90) days by written notification to Exelixis in order to allow Exelixis additional time to provide [ * ] Quality Targets by the date that is sixty (60) days after the first anniversary of the Effective Date. If BMS so decides to terminate the Research Term, such termination shall be effective fifteen (15) days after the date of BMS' written notification thereof, and BMS shall have no obligation to make any Research funding payment that would otherwise have become due after the date that notice of termination is given. If BMS elects not to terminate the Research Term as provided in subsection (a)(i), such Research Term shall continue for an additional ninety (90) days as provided in Section 3.2(b).

          (b) If BMS has the right to an election under Section 3.2(a), and elected under Section 3.2(a)(ii) to extend the Research Term until the date that is sixty (60) days after the first anniversary of the Effective Date, and if Exelixis has not provided BMS with at least [ * ] Quality Targets by the date that is sixty (60) days after the first anniversary of the Effective Date, BMS may, in its sole and absolute discretion, either (i) terminate this Agreement, or (ii) continue to fund the Mode of Action Program hereunder for the remainder of the Research Term at the rate of [ * ]. If BMS decides to terminate the Research Term, it shall give written notice by no later than the seventy-fifth
(75th) day after the first anniversary date, and such notice of termination shall be effective fifteen (15) days after the date of BMS' written notification thereof. In the event of termination, BMS shall have no obligation to make any Research funding payment that would otherwise have become due after the date that notice of termination is given. If BMS does not elect to terminate as permitted under subclause (b)(i) above, then the Research Term shall continue, subject to Article 11 hereof, for the full three years, at a funded rate of [ * ] at Exelixis.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      15.

          (c) If BMS has not terminated the Research Term as permitted in Sections 3.2(a) or (b), the Parties may mutually agree in writing, no later than sixty (60) days prior to the date that the Research Term, as set forth in this
Section 3.2, would otherwise expire, to extend the Research Term for one (1) additional year beyond such initial three (3) year term. The Parties may agree to multiple such one (1)-year extensions of the Research Term. Each such extension shall be under the terms of this Agreement, subject to any adjustment agreed to in writing by the Parties of the FTE funding commitments of BMS and Exelixis set forth in Section 3.4.

     3.3 Research Plans. The initial Research Plan for the Mode of Action Program has been approved by the Parties concurrent with the execution of this Agreement. During the Research Term, the JSC may propose amendments to the Research Plan, based upon the results achieved in the Mode of Action Program. Any such proposed amendments shall be reviewed and approved by the JMT, and the amended Research Plan, as approved by the JMT, shall thereafter be in effect and control the Parties' activities under the Mode of Action Program.

     3.4  FTE Commitments.

          (a) Subject to Section 3.4(d), for the first year of the Research Term, BMS shall fund research under the Mode of Action Program for [ * ].

          (b)  Subject to Section 3.4(d), if Exelixis provides BMS with
[ * ] Quality Targets by the date [ * ] of the Effective Date, then, subject to
Article 11, from such first anniversary until the termination of the Research Term, BMS shall fund research under the Mode of Action Program for [ * ].

          (c) Subject to Section 3.4(d), if Exelixis does not provide BMS with [ * ] Quality Targets by the date [ * ] of the Effective Date and if BMS elects pursuant to Section 3.2(b) to extend for [ * ] the date by which BMS could terminate the Research Term under Section 3.2(a), then after such [ * ], BMS' research funding obligations under the Mode of Action Program shall be as follows:

               (i) BMS shall fund a minimum of [ * ] until the date that is [ * ] of the Effective Date; and

               (ii) In the event that Exelixis provides BMS with [ * ] Quality Targets by the date that is [ * ] the [ * ] the Effective Date, BMS shall fund
[ * ] from such date until the termination of the Research Term; and

               (iii) In the event that Exelixis does not provide BMS with [ * ] Quality Targets by the date that is [ * ] the [ * ] the Effective Date, BMS may elect to continue the Mode of Action Program through the end of the Research Term but in such event shall fund [ * ] from such date until the termination of the Research Term.

          (d) At any time during the Research Term, the JMT may adjust the number of FTEs dedicated to the Mode of Action Program for a minimum period of one (1) year. The resulting number of FTEs shall not exceed [ * ] nor fall below the [ * ], as applicable, without the written consent of Exelixis. BMS shall fund all FTEs allocated by the JMT. Exelixis shall have

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      16.

a reasonable time in which to locate resources to fill any additional FTE positions created by the JMT.

     3.5 Conduct of Research. The Parties shall use Diligent Efforts to conduct their respective tasks, as assigned under the Research Plan, throughout the Mode of Action Program and shall conduct the Mode of Action Program in good scientific manner, and in compliance in all material respects with the requirements of applicable laws, rules and regulations and all applicable good laboratory practices to attempt to achieve their objectives efficiently and expeditiously.

     3.6 Records. Each Party shall maintain complete and accurate records of all work conducted under the Collaboration and all results, data and developments made pursuant to its efforts under the Collaboration. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the Collaboration in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

     3.7 Reports and Disclosure of Research Results. During the Research Term, each Party shall, no less than once per quarter, submit to the other Party and the JSC a written progress report summarizing the work performed under the Collaboration in relation to the Research Plan and the goals of the Mode of Action Program and the Research Results obtained therefrom. In particular, but without limiting the generality of the foregoing, BMS shall provide in such reports the identity, and Information relating to, of each Mammalian Target identified hereunder, excluding all Related Targets, and shall indicate the identification (e.g., by the BMS compound control number) of Collaboration Compounds with sufficient activity to justify further research or development work on such compound (and BMS shall also disclose the Mammalian Target that such compound directly modulates, excluding Related Targets, but shall not be obligated to disclose compound structures or information that would assist in structural identification). If reasonably necessary for a Party to perform its work under the Collaboration or to exercise its rights under the Agreement, such Party may request that the other Party provide more detailed information and data regarding such results reported by such other Party, and such other Party shall promptly provide the requesting Party with information and data as is reasonably related to such request. All such reports shall be considered Confidential Information of the Party providing same.

     3.8 Preserving Confidentiality of Certain Research Results. Exelixis agrees that it shall use commercially reasonable efforts (including not less than those efforts that it uses to protect its own confidential information of the same importance) not to disclose to any Third Party any Research Results of Exelixis that relate directly to any Selected Target or Pursued Disclosed Target (or any Mammalian Target related to any such Selected Target or Pursued Disclosed Target), provided that the foregoing shall not prevent Exelixis from disclosing any such information in confidence (on terms consistent with those set forth in Article 10 herein but for a period of not less than [ * ]) to any other licensee solely for use outside the Field, but subject to the limitations in Section 6.3(a).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      17.

4.   Mode of Action Program

     4.1 Provision of BMS Compounds. BMS will provide Exelixis with [ * ] BMS Compounds within [ * ] after the Effective Date, for use by Exelixis in the Mode of Action Program. BMS shall make known to Exelixis all BMS Compounds that are part of BMS Products. BMS shall not reveal the identity or structure of any BMS Compound to Exelixis, but it may provide Exelixis with information concerning the putative function of an BMS Compound or other such information as may help Exelixis perform its duties under the Mode of Action Program (which information shall be treated as BMS Confidential Information). Following approval and allocation of sufficient FTE resources by the JMT, BMS may provide additional BMS Compound sets to Exelixis from time-to-time during the Research Term for use by Exelixis in the Mode of Action Program.

          (a) In the event that, subsequent to providing a BMS Compound to Exelixis, but prior to the identification by Exelixis under the Mode of Action Program of any Target modulated by such BMS Compound, BMS learns that such BMS Compound modulates a particular invertebrate or vertebrate target either: (i) from public disclosures; or (b) from internal BMS research in an area other than mode of action research using C. elegans or Drosophila, then BMS may, by providing written notice to Exelixis substantiating the basis of BMS' learning of such target, withdraw such BMS Compound from the Mode of Action Program, and Exelixis shall cease work thereon. BMS shall not use any Research Results relating to such BMS Compound, but shall have no obligation to Exelixis based on the use of any Information learned by BMS independently.

     4.2 Stage I - Feasibility Evaluation. Within [ * ] of receiving a particular BMS Compound from BMS, Exelixis shall evaluate the feasibility of identifying Target(s) for such BMS Compound. Such Stage I research shall include optimization of the delivery of such BMS Compound to a model system organism and analysis of any phenotype arising in said model system organism as a result of BMS Compound delivery. Exelixis shall report the data arising from such Stage I research to the JSC.

     4.3 Provision and Testing of Analogues. In the event that the Stage I data for a particular BMS Compound indicates that it will not be feasible for Exelixis to identify Target(s) of such BMS Compound, the JSC may approve and allocate sufficient resources for Exelixis from the pool of funded FTEs to perform Stage I research on one or more Analogues of such BMS Compound that may be provided by BMS for such purpose. Within [ * ] of receiving a particular Analogue from BMS, Exelixis shall evaluate the feasibility of identifying Target(s) for such Analogue. Such Stage I research shall include optimization of the delivery of such Analogue to a model system organism and analysis of any phenotype arising in said model system organism as a result of Analogue delivery. Exelixis shall report the data arising from such Stage I research to the JSC.

     4.4 Stage II - Target Identification. The JSC shall review the Stage I data for each BMS Compound, decide whether Exelixis should perform Stage II research on such BMS Compound, and prioritize any such Stage II research relative to the other work to be performed by Exelixis under the Mode of Action Program. Exelixis shall proceed in an orderly fashion, based on such prioritization and the number of FTEs then committed to the Mode of Action

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      18.

Program, to perform research to identify Target(s) of each such BMS Compound selected by the JSC for Stage II work. Such research may include: (i) experiments in which existing [*] BMS Compound [*]; (ii) experiments in which [*] BMS Compound [*]; and (iii) performance of [*] BMS Compound [*]. Exelixis shall report to the JSC the data arising from such Stage II research and the identity of any Target then known by Exelixis to be a Disclosed Target.

     4.5 Stage III - Identification of Candidate Targets. The JSC shall review all Stage II data for each BMS Compound, select no more than [ * ] Targets (excluding any Targets for which Exelixis determines that, as of the Effective Date, it had an exclusivity obligation to another party that prevents disclosure of such Target [ * ] to BMS hereunder) per BMS Compound for molecular analysis by Exelixis, and prioritize any such Stage III research relative to the other work to be performed by Exelixis under the Mode of Action Program. Subject to
Section 4.7, Exelixis shall proceed in an orderly fashion, based on the JSC's prioritization and the number of FTEs then committed to the Mode of Action Program, to identify the [ * ]. Exelixis will also undertake a good faith [ * ] mammalian orthologue(s) of such Targets. Exelixis will submit all such data generated under the previous two (2) sentences to the JSC along with a statement setting forth whether each such Target is a Disclosed Target or if Exelixis believes that such Target qualifies as a Candidate Target (with the JSC to determine which Targets are Candidate Targets). Exelixis shall retain all rights Controlled by it relating to a Target that is not a Disclosed Target and does not fulfill the criteria for a Candidate Target, and such Targets shall not be subject to any terms of this Agreement.

     4.6 Collaborative Work. Upon mutual agreement between the Parties, BMS may collaborate with Exelixis on Stage I, Stage II and Stage III activities with respect to a particular BMS Compound, wherein BMS may perform some of the Mode of Action Program work on such BMS Compound. In such an event, any research results generated by BMS pursuant to such collaborative work shall be deemed the confidential Research Results of Exelixis for purposes of Candidate Target identification and identification mammalian orthologues thereof.

     4.7 Limitation on Exelixis Collaborative Work. If Exelixis determines that, with respect to a particular Target Exelixis identifies under the Mode of Action Program, Exelixis is unable to conduct further work on such Target hereunder due to then-existing obligations to a Third Party, Exelixis shall not be obligated, notwithstanding the terms of Sections 4.4 and/or 4.5, to perform any further work on such Target that would violate such obligations, but will disclose such Target to BMS and all Research Results relating thereto obtained by Exelixis prior to the date that it ceases further work on such Target hereunder.

     4.8  Selection of Targets.

          (a)  Candidate Targets.

               (i) During the [ * ] period following Exelixis' submission of data regarding a particular Candidate Target to the JSC pursuant to Section 4.5, BMS shall use Diligent Efforts to seek to identify at least [ * ] mammalian orthologue of such Candidate Target, and BMS may perform other research to help it evaluate whether to select such Candidate Target as a Selected Target. Any results of such research work with respect to such Candidate Target (and mammalian orthologues thereof) may be used by BMS only for evaluation, unless and until BMS selects the Candidate Target as a

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      19.

Selected Target. If BMS identifies at least [ * ] mammalian orthologue of such Candidate Target during such [ * ] period, then BMS must provide Exelixis with written notification, prior to the end of such [ * ] period, of its decision to select such Candidate Target as a Selected Target before BMS or its sublicensees may perform any other work on the Candidate Target following the end of such [ * ] period.

          (ii) If, despite its good faith, Diligent Efforts during the [ * ] period following Exelixis' submission of data regarding a particular Candidate Target to the JSC pursuant to Section 4.5, BMS has been unable to find at least [ * ] mammalian orthologue of such Candidate Target, then BMS shall have an additional [ * ] in which to use good faith, Diligent Efforts to seek to identify at least [ * ] mammalian orthologue of such Candidate Target and, if it so elects, to select such Candidate Target as a Selected Target by providing written notice thereof to Exelixis.

          (iii) If BMS fails to select such Candidate Target as a Selected Target, within the [ * ] period set forth in subsection (i) above and, if applicable, the additional [ * ] period set forth in subsection (ii) above, then such Candidate Target shall thereafter be deemed an "Abandoned Target," and Exelixis shall have the rights and obligations set forth in Sections 6.3(a) and
6.4. BMS covenants that it shall not perform any further research on such Target or [ * ] mammalian orthologue [ * ] identified by either Party under the Collaboration, and shall not use any such Target or any Research Results relating to such Target [ * ] mammalian orthologue [ * ], except as permitted in clauses (iv) or (v) below.

          (iv) If, after BMS has abandoned a particular Abandoned Target pursuant to clause (a)(iii) above:

                 (1) BMS or any of its Affiliates learns, [ * ] under the Collaboration, that such Abandoned Target [ * ] mammalian orthologue [ * ] is directly inhibited, agonized or otherwise modulated by a compound in the same class of compounds as the BMS Compound that Exelixis tested in the Mode of Action Program to identify the Candidate Target that became such Abandoned Target; and

                 (2) BMS or such Affiliate [ * ] any material use of any of the Research Results that Remain Confidential at such time [ * ] mammalian orthologues by BMS or its Affiliates that Remain Confidential;

     then BMS shall thereafter [ * ] such Abandoned Target and/or mammalian orthologues thereof for [ * ] to Exelixis under this Agreement, provided that BMS (or its Affiliate or licensee) does not [ * ] to such Abandoned Target [ * ] that Remain Confidential at the time of such use, or any [ * ] mammalian orthologues by BMS or its Affiliates (unless and until such [ * ] by BMS or its Affiliate).

          (v) With respect to any particular Abandoned Target that BMS abandoned pursuant to clause (a)(iii) above, BMS may thereafter [ * ] under the Agreement on such target and mammalian orthologues thereof.

                 (1) Promptly after such [ * ] with respect to a particular Abandoned Target, Exelixis shall inform BMS which of the following circumstances applies: (A) Exelixis has already exclusively licensed such Abandoned Target
[ * ] mammalian orthologue [ * ] to a third party; or (B) Exelixis is in actual license negotiations (i.e., after preparation of a term sheet) with regard to

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      20.

granting a third party exclusive rights to such Abandoned Target [ * ] mammalian orthologue [ * ] (provided that if such negotiations terminate without entering into such a license, then Exelixis shall inform BMS that such Abandoned Target is again available); or (C) Exelixis has not licensed such Abandoned Target (and/or [ * ] mammalian orthologue [ * ]) to a third party, or has only granted non-exclusive license rights with respect thereto, or is using such Target in an ongoing internal research program.

                (2) If subclause (C) in subsection (v)(1) above obtains, BMS shall inform Exelixis within [ * ] whether BMS still desires to recommence work on such target. If BMS does desire to recommence work, then such target shall thereafter no longer be an Abandoned Target and the applicable subclause of the following shall apply: (A) if such target [ * ] mammalian orthologue [ * ] was not licensed by Exelixis to a third party, and not pursued internally by Exelixis, then such target shall be treated as a Selected Target for all purposes hereunder, with all rights and obligations of BMS and Exelixis that apply to a Selected Target; (B) if such target [ * ] mammalian orthologue [ * ] was non-exclusively licensed by Exelixis to a third party, or is the subject of ongoing internal research by Exelixis, then such target shall be treated as a Pursued Disclosed Target for all purposes hereunder, with all rights and obligations of BMS and Exelixis that apply to a Pursued Disclosed Target, and with the additional limitation that Exelixis shall not further disclose to Third Parties any Research Results relating to such target.

          (vi) With respect to each Selected Target, BMS shall have the rights set forth in Section 6.1 and the obligations set forth in Section 4.8, and Exelixis shall have the rights and obligations set forth in Sections 6.3(a) and 6.4.

      (b) Disclosed Targets.

          (i) During the [ * ] period following Exelixis' submission of data regarding a particular Disclosed Target to the JSC pursuant to Section 4.5, BMS shall use Disclosed Efforts to seek to identify at least [ * ] mammalian orthologue of such Disclosed Target, and BMS may perform other research to help it evaluate whether to select such Disclosed Target as a Pursued Disclosed Target. Any results of such research work with respect to such Disclosed Target [ * ] mammalian orthologue [ * ] may be used by BMS only for evaluation, unless and until BMS selects the Disclosed Target as a Pursued Disclosed Target. If BMS identifies at least [ * ] mammalian orthologue of such Disclosed Target during such [ * ] period, then BMS must provide Exelixis with written notification, prior to the end of such [ * ] period, of its decision to select such Disclosed Target as a Pursued Disclosed Target before BMS or its sublicensees may perform any other work on the Disclosed Target following the end of such [ * ] period.

          (ii) If, despite its good faith, Diligent Efforts during the [ * ] period following Exelixis' submission of data regarding a particular Disclosed Target to the JSC pursuant to Section 4.5, BMS has been unable to find at least [ * ] mammalian orthologue of such Disclosed Target, then BMS shall have an additional [ * ] in which to use good faith, Diligent Efforts to seek to identify at least [ * ] mammalian orthologue of such Disclosed Target and, if it so elects, to select such Disclosed Target as a Pursued Disclosed Target by providing written notice thereof to Exelixis.

          (iii) If BMS fails to select such Disclosed Target as a Pursued Disclosed Target (or, if applicable, a Product Target), within the [ * ] set forth in subsection (i) above and, if applicable, the additional [ * ] set forth in subsection (ii) above, then such

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       21.

Disclosed Target shall thereafter be deemed an "Abandoned Target," and Exelixis shall have the rights and obligations set forth in Sections 6.3(a) and 6.4. BMS covenants that it shall not perform any further research on such Target [ * ] mammalian orthologue [ * ] identified under the Collaboration, and shall not use any such Disclosed Target, or any Research Results relating to such Disclosed Target, to [ * ] mammalian orthologue [ * ], except as permitted in clause (iv) or (v) below.

          (iv) If, after BMS has abandoned a particular Abandoned Target pursuant to clause (b)(iii) above:

                (1) BMS or any of its Affiliates learns, [ * ] under the Collaboration, that such Abandoned Target [ * ] mammalian orthologue [ * ] is directly inhibited, agonized or otherwise modulated by a compound in the same class of compounds as the BMS Compound that Exelixis tested in the Mode of Action Program to identify the Disclosed Target that became such Abandoned Target; and

                (2) BMS or its Affiliate [ * ] any material use of any of the Research Results that Remain Confidential at such time or any Information that was developed by use of such Research Results by BMS or its Affiliates that Remain Confidential at such time;

     then BMS shall thereafter [ * ] such Abandoned Target [ * ] for [ * ] to Exelixis under this Agreement, provided that BMS (or its Affiliate or licensee) does not [ * ] to such Abandoned Target or [ * ] mammalian orthologue [ * ] that Remain Confidential at the time of such use, or any [ * ] or mammalian orthologues by BMS or its Affiliates (unless and until such [ * ] by BMS or its Affiliate).

          (v) With respect to any particular Abandoned Target that BMS abandoned pursuant to clause (b)(iii) above, BMS may thereafter [ * ] under the Agreement on such target and mammalian orthologues thereof.

                (1) Promptly after such written request with respect to a particular Abandoned Target, Exelixis shall inform BMS which of the following circumstances applies: (A) Exelixis has already exclusively licensed such Abandoned Target [ * ] mammalian orthologue [ * ] to a third party; or (B) Exelixis is in actual license negotiations (i.e., after preparation of a term sheet) with regard to granting a third party exclusive rights to such Abandoned Target and/or mammalian orthologues thereof (provided that if such negotiations terminate without entering into such a license, then Exelixis shall inform BMS that such Abandoned Target is again available hereunder); or (C) Exelixis has only granted non-exclusive license rights with respect thereto, or is using such Target in an ongoing internal research program.

                (2) If subclause (C) in subsection (v)(1) above obtains, then such target shall thereafter no longer be an Abandoned Target [ * ] a Pursued Disclosed Target for all purposes hereunder, with all rights and obligations of BMS and Exelixis that apply to a Pursued Disclosed Target, and with the additional limitation that Exelixis shall not further disclose to Third Parties any Research Results relating to such target.

          (vi) With respect to each Pursued Disclosed Target, BMS shall have the rights set forth in Section 6.1 and the obligations set forth in Section 4.8, and Exelixis shall have the rights and obligations set forth in Sections 6.3(a) and 6.4.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      22.

     4.9  Selected Target Diligence.

          (a) For each Selected Target, BMS shall use good faith, Diligent Efforts as follows:

                (i) to develop assays to assess the activity of compounds against at least one (or more) of the following: any Novel Target, Unlinked Related Target, Safety Target, Conceptual Target or Pre-Associated Target, relating to such Selected Target;

                (ii) to use such assays to discover Collaboration Compounds directed at any of the Mammalian Targets referred to in subsection (a) above; and

                (iii) if BMS discovers a Collaboration Compound as provided in subsection (b) above and approves such Collaboration Compound as a Preclinical Lead Profile to use Diligent Efforts to develop and commercialize (which may include sublicensing) such Collaboration Compound as a Licensed Product.

          (b) The Parties agree that BMS shall have fulfilled its Diligent Efforts under such subsection 4.9(a), as to a particular Selected Target, if:
(1) [ * ] in an assay, within [ * ] after selection of such Selected Target, with respect to any Novel Target, Unlinked Related Target, Safety Target, Conceptual Target, or Pre-Associated Target that is related to such Selected Target; and (2) BMS shall have [ * ] of such Mammalian Targets described in subclause (1) above, within [ * ] after initiation of such [ * ], and shall have [ * ] Collaboration Compound [ * ] within [ * ] after the initiation of such
[ * ]. The preceding sentence shall constitute a safe harbor as to the demonstration of Diligent Efforts by BMS, and shall not be construed to limit or preclude any other showing of Diligent Efforts by BMS based on actual facts and circumstances.

     4.10 Other Diligence Obligations.

          (a) Where a Gene Product exists, or reasonably may be pursued, with respect to a Selected Target (i.e., is based upon a mammalian orthologue of such Selected Target), then, separate from the diligence obligations set forth in
Section 4.9, BMS must use good faith, Diligent Efforts to [ * ] Gene Product.

          (b) Where a Biotherapeutic Product can be developed with respect to a Selected Target (i.e., is based upon a mammalian orthologue of such Selected Target), then, separate from the diligence obligations set forth in Section 4.10(a), BMS must use good faith, Diligent Efforts to [ * ] Biotherapeutic Product [ * ] Selected Target.

     4.11 Target Abandonment. BMS may [ * ] at any time during the term of the Agreement notify Exelixis in writing that it has [ * ] Selected Target [ * ] Pursued Disclosed Target [ * ] Mammalian Targets [ * ] Selected Target [ * ] Pursued Disclosed Target [ * ]. Such notification shall have the following effects: (a) such [ * ] Selected Target [ * ] Pursued Target [ * ] an Abandoned Target, (b) BMS shall [ * ] with respect to such Target, (c) the licenses set forth in Section 6.1 [ * ] Collaboration Compounds [ * ] Pursued Disclosed Target, (d) all rights granted by Exelixis in the Exelixis-generated Research Results [ * ], (e) the license set forth in Section 6.3(b) [ * ], and (f) any Collaboration Compounds identified prior to the date BMS gives notice of its election under this Section 4.11 [ * ] Selected Target [ * ] Collaboration Compounds [ * ] Selected Target [ * ] Mammalian Target [ * ]. Subsequently, if [
* ] Selected Target [ * ] Pursued Disclosed Target [ * ] Mammalian Targets [ * ] based on such Selected Target or Pursued Disclosed Target (ii) or makes any [ * ] Mammalian Targets [ * ] Pursued Disclosed Target Compound [ * ] Selected Target [ * ] Pursued Disclosed Target [ * ] an Abandoned Target for the purposes set forth above.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      23.

  4.12    Failure of Diligence.

          (a) If BMS fails to fulfill its obligations set forth in Section 4.9(a) with respect to a particular Selected Target, it [ * ] Selected Target [ * ] Selected Target [ * ] Mammalian Targets [ * ] that is in the process of being resolved under the dispute resolution procedures set forth in Section 14.1, become [ * ] Selected Target [ * ] Pursued Disclosed Target [ * ].

          (b) If BMS fails to fulfill its obligations set forth in Section 4.10(a) with respect to a particular Selected Target, it [ * ] Selected Target [ * ] Selected Target [ * ] that is in the process of being resolved under the dispute resolution procedures set forth in Section 14.1, [ * ] Selected Target [ * ] Products relating to such Selected Target.

          (c) If BMS fails to fulfill its obligations set forth in Section 4.10(b) with respect to a particular Selected Target, it [ * ] Selected Target [ * ] Selected Target [ * ] that is in the process of being resolved under the dispute resolution procedures set forth in Section 14.1, become [ * ] Biotherapeutic Products [ * ] Selected Target [ * ] Biotherapeutic Products
[ * ] Selected Target [ * ] .

          (d) [ * ], and BMS shall not be liable for any damages of any type with respect to any such breach or abandonment.

     4.13 Pursuit of New Indications for BMS Products. BMS may pursue New Indications for a BMS drug product by selecting, as a "Product Target" for such use, a Selected Target or Pursued Disclosed Target, and using one or more of the mammalian orthologues of such Selected Target or Pursued Disclosed Target, which is or has been identified by or on behalf of BMS (or its Affiliate or sublicensee) through the material use of such Target or its DNA sequence, or any other Research Results relating thereto that Remain Confidential, to search for such different uses of or indications for such BMS product. With respect to each Product Target, BMS shall have the rights set forth in Section 6.1 and the obligations set forth in Section 8.6. If BMS uses a Selected Target or Pursued Disclosed Target in this manner to seek to identify New Indications, such Target shall be referred to as a "Product Target" for such purposes (but shall remain a Selected Target or Pursued Disclosed Target, as applicable, for any use in screening for active compounds).

     4.14 Exclusion Based on Use of Mammalian Targets that [ * ]. The following provisions shall apply to use by BMS or its Affiliates or sublicensees of certain Known Targets, and/or Information developed based on use of such Targets, in order to identify compounds that activate, inhibit or otherwise modulate such targets:

          (a)  With respect to a particular Pre-Associated Target, if there is [
* ] BMS Compound [ * ] BMS Compound [ * ] in the disease area of interest to BMS with respect to its identification of such Pre-Associated Target, then commencing on the date that is [ * ] Pre-Associated Target [ * ] Pre-Associated Target [ * ] Collaboration Compounds [ * ] be subject to the terms of this Agreement, but provided, however, that (1) any [ * ] Pre-Associated Target [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] Pre-Associated Target [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] be subject to milestone and royalty payments applicable to Pre-Associated Targets;

          (b) With respect to a particular Conceptual Target, if there is [ * ] BMS Compound [ * ] Conceptual Target) has activity against such Conceptual Target [ * ] in the disease area of interest to BMS with respect to its identification of such Conceptual Target, then commencing on the date that is [ * ] Conceptual Target, or based upon the use to any material extent of Information derived from use of such Conceptual Target (or its DNA sequence)
[ * ] Collaboration Compounds [ * ] be subject to the terms of this Agreement, but provided, however, that (1) any [ * ] to such Conceptual Target [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] be subject to milestone and royalty payments applicable to Conceptual Targets;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      24.

           (c) With respect to a particular Mammalian Disclosed Target, if there is [ * ] BMS Compounds [ * ] Mammalian Disclosed Target [ * ] Mammalian Disclosed Target [ * ] in the disease area of interest to BMS with respect to its identification of such Mammalian Disclosed Target, then commencing on the date that is [ * ] Mammalian Disclosed Target [ * ] Mammalian Disclosed Target [
* ] Collaboration Compounds [ * ] be subject to the terms of this Agreement, but provided, however, that (1) any [ * ] Mammalian Disclosed Target [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] Mammalian Disclosed Target [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] be subject to milestone and royalty payments applicable to Mammalian Disclosed Targets; and

           (d) With respect to a particular Safety Target, if there is [ * ] BMS Compound [ * ] Safety Target [ * ] Safety Target [ * ] in the disease area of interest to BMS with respect to Safety Target, then commencing on the date that is [ * ] Safety Target [ * ] Collaboration Compounds [ * ] subject to the terms of this Agreement, but provided, however, that (1) any [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] Safety Target [ * ] Collaboration Compounds [ * ] Collaboration Compounds [ * ] be subject to milestone and royalty payments applicable to Safety Targets.

           (e) For purposes of this Section 4.14, a "Derivative" shall mean a compound that has the same, or a substantially similar, Active Substructure as a particular Collaboration Compound, where an "Active Substructure" means those portions of such Collaboration Compound that contribute materially to the activity of such compound against the applicable Mammalian Target.

     4.15 Exelixis Exclusivity Obligations. If at any time during the Research Term, Exelixis discovers that a particular Target is identical to a molecule for which it has an exclusivity obligation pursuant to a written agreement between Exelixis and a Third Party, Exelixis shall thereafter only perform work on such Target under the Mode of Action Program to the extent such work is not prohibited by such agreement, but subject to the following provisions in this
Section 4.14 and provided, that, with respect to the identification of any particular Target, the foregoing shall not prevent Exelixis from disclosing the Target to BMS or any Research Results obtained by Exelixis with respect thereto. Exelixis covenants that in any future "mode of action" agreement that Exelixis enters into with a Third Party, such Third Party agreement shall not prevent Exelixis from disclosing to BMS any particular Target identified under the Mode of Action Program for use in the Field and to perform any of the work contemplated hereunder with respect to such Target. With respect to any other written collaborative research agreement Exelixis enters into with a Third Party, such agreement shall [ * ] Selected Target, Pursued Disclosed Target or Product Target) any particular Target (or its nucleic acid sequence) identified under the Mode of Action Program for use in the Field, [ * ] from doing further work on such Target.

     4.16 Records. Each Party shall maintain complete and accurate records of all scientific and development work conducted on Selected Targets, Pursued Disclosed Targets, Product Targets, Collaboration Compounds, Licensed Products, and New Indications for BMS Products, and of all results, data and developments made pursuant to its research and development efforts under this Agreement. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

     4.17 Reports. Separate from the reports to be provided under Section 3.7, every [ * ] during the term of the Agreement, BMS will submit to Exelixis and the JSC a written progress report summarizing the research and development work performed on (a) each Selected Target, Pursued Disclosed Target, Product Target and Mammalian Target and (b) on each New Indication, it being understood that the purpose of such reports shall be to enable Exelixis to

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      25.

determine if BMS is fulfilling its diligence and payment obligations under this Agreement. Such reports shall include (without limitation) the identity of all Mammalian Targets identified (excluding Related Targets), the identification of Related Targets (without disclosing the actual identity thereof), and the identification (without disclosing the structure) of Collaboration Compounds that have sufficient activity to justify further research and development work with respect thereto (and BMS shall identify the Mammalian Target against which such Collaboration Compound has activity), and summaries of the work conducted with respect thereto. The foregoing shall not require that BMS disclose any Confidential Information of BMS regarding the identity of (or any information that would lead to the identification by Exelixis of) any specific Related Target or Collaboration Compound identified by BMS, materials or processes used in any assays, structures of any compounds, and research or development plans. All such reports provided by BMS shall be treated as Confidential Information of BMS.

5.   Technology Sharing Program

     5.1  Transfer of Exelixis Core Technology.

          (a) Exelixis shall transfer to BMS, on an orderly basis, the Exelixis Core Technology (including the Exelixis know-how directly relating thereto) and copies of the Exelixis Core Technology Patents. The timing of transfer of Exelixis Core Technology shall be in accordance with the schedule set forth in Exhibit C attached hereto, which exhibit may be modified as appropriate by the JMT. All Exelixis Core Technology (including any Improvement Inventions thereto that Exelixis, in its sole discretion, makes) shall be deemed to have been accepted by BMS upon receipt, and BMS hereby waives all rights of revocation.

          (b) In accordance with the delivery schedule set forth in Exhibit C attached hereto and any modifications thereof, Exelixis will deliver to BMS the FlyTag Database at Exelixis' expense. The FlyTag Database shall be delivered in electronic format, or in such other suitable format as selected by Exelixis and reasonably acceptable to BMS. The FlyTag Database shall be deemed to have been accepted by BMS upon receipt, and BMS hereby waives all rights of revocation.

          (c) Nothing herein shall be construed to require Exelixis to make any Improvement Inventions to the Exelixis Core Technology, or, except as provided in Section 5.7(a), to provide training, maintenance, installation, advice, debugging or other support with regard to the use of, or the correction of any problems associated with, the Exelixis Core Technology or any Exelixis Improvement Inventions. If BMS elects to [ * ] provided by Exelixis, such items shall be deemed to have been accepted by BMS upon the same terms and conditions as apply to its use of the Exelixis Core Technology hereunder.

     5.2 Transfer of BMS Core Technology; Transfer of Source Code; Error Corrections.

          (a) BMS shall transfer to Exelixis, on an orderly basis, the BMS Core Technology (including the BMS know-how directly relating thereto) and copies of the BMS Core Technology Patents. The timing of transfer of BMS Core Technology shall be in accordance with the schedule set forth in Exhibit B attached hereto, which exhibit may be modified as appropriate by the JMT. All BMS Core Technology (including any Improvement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      26.

Inventions thereto) shall be deemed to have been accepted by Exelixis upon receipt, and Exelixis hereby waives all rights of revocation.

          (b) In accordance with the delivery schedule set forth in Exhibit B attached hereto and any modifications thereof, BMS will deliver to Exelixis the BMS Software at BMS' expense. The software included in the BMS Core Technology (the "BMS Software") shall be delivered in electronic format, or in such other suitable format as selected by BMS and reasonably acceptable to Exelixis. All BMS Software (including any Improvement Inventions relating thereto except as otherwise provided in subclause (i) below) shall be deemed to have been accepted by Exelixis upon receipt, and Exelixis hereby waives all rights of revocation.

               (i) In the event that BMS develops internally, in its sole discretion, any Improvement Inventions comprising updates, new versions, or enhancements that directly relate to the BMS Core Technology (including without limitation the BMS Software) during the Research Term and that are owned or Controlled by BMS, it shall provide each such update, new version or enhancement to Exelixis within thirty (30) days after such enhancement, update or new version is made available to all BMS scientists generally. Exelixis shall have the right to review any such Improvement Invention prior to incorporation into Exelixis' internal chemistry technology, and Exelixis may, after a reasonable period of such internal review, determine that it does not wish to have a license to any particular Improvement Invention to the BMS Core Technology (including to the BMS Software) provided by BMS hereunder, in which case Exelixis shall return to BMS or destroy all copies of such Improvement Invention, and such Improvement Invention shall not be licensed to Exelixis and shall be excluded from the definition of "BMS Core Technology" for all purposes hereunder. As to any such Improvement Invention that Exelixis decides to incorporate, Exelixis shall be responsible for incorporating such update, new version, or enhancement into its own software environment and BMS shall have no obligation, express or implied, to perform any services to assist Exelixis in incorporating same.

               (ii) If BMS acquires software from a Third Party during the Research Term that is directly related to the BMS Software or is otherwise used in the BMS Core Technology, BMS will, subject to any confidentiality obligations it may have to such Third Party, inform Exelixis through the JMT of the availability of same, but shall have no obligation to provide such new software program to Exelixis hereunder as part of the BMS Core Technology or as any Improvement Invention thereto, but BMS agrees to cooperate with Exelixis and provide reasonable assistance, [ * ], in Exelixis' efforts to obtain a license to such software, if Exelixis requests. Nothing herein shall be construed to require BMS to make any enhancements, updates or new versions of the BMS Software or, except as provided in Sections 5.2(e) and 5.7(b), to provide training, maintenance, installation, advice, debugging or other support with regard to the use of, or the correction of any problems associated with, the BMS Software or any BMS Improvement Inventions relating to the BMS Software. Each Party shall be solely responsible for providing its own maintenance and support for the BMS Software, except as otherwise provided in this Section 5.2. If Exelixis elects to use any updates, enhancements, new versions, bug fixes or error corrections provided by BMS, such items shall be deemed to have been accepted by Exelixis upon the same terms and conditions as apply to its use of the BMS Software hereunder.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      27.

          (c) Exelixis understands and agrees that certain software and equipment comprising the BMS Core Technology as of the Effective Date are licensed or obtained from Third Parties and that BMS shall have no obligation to acquire, sublicense, or obtain same to, for or on behalf of Exelixis, except for such sublicense rights as can be granted without additional cost to BMS or its Affiliates and without violating the terms of any license agreement that BMS or any of its Affiliates may have with a Third Party, but BMS agrees to disclose to Exelixis the names and suppliers or licensors of such software and equipment and to cooperate with Exelixis and provide reasonable assistance, at Exelixis' expense, in Exelixis' efforts to obtain a license to such software or equipment, if Exelixis so requests.

          (d) During the Research Term, BMS will provide to Exelixis, in object code form and, after the time that BMS has provided to Exelixis under subsection
(e) the source code for the BMS Software, in source code form, any error corrections or bug fixes to the BMS Software that BMS Controls and makes and distributes internally to its users for its own use of the BMS Software (or any part thereof). In addition, BMS will endeavor to provide to Exelixis during the Research Term, [ * ], error corrections and bug fixes to any applications software provided by BMS as part of the BMS Core Technology or any BMS Improvement Invention, but only if, and to the extent that: (1) the source code for such software is available to BMS and is owned by or licensed to BMS in a manner such that BMS can make and distribute such corrections and fixes; (2) the error detected in the software is attributable solely to the application software itself and not in any way to any software not supplied by BMS (including without limitation operating system or database engine) or any equipment used or purchased by Exelixis; (3) the error is not attributable to operator error, misuse or negligence by Exelixis, failure by Exelixis to install software or equipment in accordance with applicable specifications, or failure to comply with applicable and appropriate instructions provided by BMS; (4) Exelixis fully cooperates with BMS in reporting all necessary information and data so that BMS may reproduce the error at BMS' facilities; (5) is not software for which Exelixis has received source code pursuant to subparagraph (e) below; and (6) BMS also provides the error correction or bug fix generally to its own internal users. BMS will be reimbursed for its fully-burdened costs to conduct or provide, at Exelixis' request, error corrections or bug fixes with respect to any such applications software where it is subsequently discovered that the request does not meet the standards of the preceding sentence. BMS DOES NOT GUARANTEE OR PROMISE IN ANY WAY THAT BMS WILL BE SUCCESSFUL IN MAKING AN ERROR CORRECTION OR BUG FIX OR THAT ANY CORRECTION OR BUG FIX WILL MEET EXELIXIS' RESEARCH OR BUSINESS NEEDS, AND DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A GIVEN PURPOSE OR USE WITH RESPECT TO ANY SUCH ERROR CORRECTION OR BUG FIX OR THAT BMS WILL BE SUCCESSFUL IN MAKING AN ERROR CORRECTION OR BUG FIX OR THAT ANY ERROR CORRECTION OR BUG FIX WILL MEET EXELIXIS' RESEARCH OR BUSINESS NEEDS.

          (e) BMS shall make the source code that it Controls for any software included in the BMS Core Technology or BMS Improvement Inventions available to Exelixis promptly upon Exelixis' request. Upon such request (which may not be made unless Exelixis has accepted the software), BMS shall provide to Exelixis, in electronic or other mutually agreed format, the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      28.

requested source code as BMS then Controls that relates to any software included in the BMS Core Technology or, where accepted by Exelixis, the BMS Improvement Inventions, and shall also provide and all documentation related to such source code. It is understood and agreed that, after providing particular source code to Exelixis, BMS shall not be responsible for providing Exelixis bug fixes and error corrections to such software that are requested by Exelixis (but shall still provide any such bug fixes and error corrections made by BMS independently, as provided in subsection (d)), and that any other Improvement Inventions made by BMS to such software for which Exelixis previously received the source code shall, if accepted by Exelixis, also be provided to Exelixis in both object code and source code. Prior to an Exelixis request for source code, BMS need not provide such source code, except where BMS deems it necessary to provide source code and compiles it in situ, rather than making stand alone installers for compiled code, in which event BMS may install the source code, compile it in situ, and then delete the source code.

     (f) Exelixis understands and agrees that its confidentiality obligations with respect to the BMS Core Technology, including software and documentation provided by BMS, that comprises BMS Confidential Information shall continue
[ * ].

     (g) Exelixis understands and agrees that certain drawings (e.g., CAD drawings and assembly drawings for fabricated parts) and blueprints contained in the BMS Core Technology relating to equipment design will, where Controlled by BMS, be provided "AS IS", and that Exelixis will receive copies of same. If BMS creates and Controls improved drawings or blueprints during the Research Term, copies of these will be provided to Exelixis. Exelixis further understands that BMS has fabricated for itself certain parts where BMS has not prepared the assembly drawings for Third Party fabrication. During the Research Term, BMS will make these parts for Exelixis at Exelixis' expense [ * ] until such time as BMS prepares the assembly drawings and Exelixis is able to have these parts fabricated by Third Parties.

     (h) Exelixis acknowledges that BMS has provided it with a list of equipment and software supplies that Exelixis will need to purchase or license in order to use the BMS/HTC System (as set forth on Exhibit B), and that Exelixis has had opportunity to inquire of BMS as to what its specific needs will be and has received satisfactory answers to same. Exelixis acknowledges that it has had adequate opportunity to review the BMS Core Technology with BMS. Exelixis understands that certain of the equipment used by BMS within the BMS Core Technology is manufactured for BMS by machine shops based on specifications, drawing and blueprints provided by BMS or developed by such machine shops. BMS will reasonably cooperate during the Research Term and at Exelixis' expense with any efforts of Exelixis to use such machine shops for the manufacture of the same equipment for Exelixis and will reasonable efforts to persuade such machine shops to make any drawings possessed by them available for use by Exelixis on the same terms as the same may be made available for use by BMS.

     (i) Nothing herein shall be construed to require BMS to make any Improvement Inventions to the BMS Core Technology, or, except as provided in Sections 5.2(e) and 5.7(b), to provide training, maintenance, installation, advice, debugging or other support with regard to the use of, or the correction of any problems associated with, the BMS Core Technology or any BMS Improvement Inventions. If Exelixis elects to use any BMS Improvement Inventions provided by BMS, such items shall be deemed to have been accepted

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      29.

by Exelixis upon the same terms and conditions as apply to its use of the BMS Core Technology hereunder.

          (j) Notwithstanding the other provisions of this Section 5.2, if Exelixis undergoes a Major Control Change (as defined below) prior to the end of the Research Term, then BMS shall have no further obligation to disclose, provide, transfer or license to Exelixis any new Improvement Inventions to the BMS Core Technology that BMS may make, including without limitation any updates or error corrections or improvements to the BMS Software.

               (i) As used in this Agreement, "Major Control Change" shall mean a completed transaction (or related series of transactions) pursuant to which Exelixis merges or consolidates with Qualifying Pharmaceutical Entity (or Affiliate of such entity), or voting stock of Exelixis is acquired by a Qualifying Pharmaceutical Entity (or an Affiliate of such entity) such that Exelixis becomes an Affiliate of such Qualifying Pharmaceutical Entity, or all or substantially all of the assets of Exelixis' business relating to the BMS Core Technology are acquired by a Qualifying Pharmaceutical Entity, or an Affiliate of such entity. A "Qualifying Pharmaceutical Entity" means a company with annual consolidated worldwide net sales from the sale of prescription drugs in excess of One Billion Dollars (US$1,000,000,000).

     5.3  Technology Licenses To BMS.

          (a) Subject to the terms of this Agreement, Exelixis hereby grants BMS a limited, non-exclusive, non-transferable, worldwide, perpetual (subject to termination under Section 3.2(a) or Article 11) license to use and practice the Exelixis Core Technology, Exelixis Core Technology Patents, and any Improvement Inventions made solely by Exelixis to the BMS Core Technology solely for its own internal research and discovery efforts in the Field, and subject to the limitations in this Section 5.3 and Section 5.4(a) of this Agreement. BMS may use the results and products of its permitted practice of the Exelixis Core Technology, the Exelixis Core Technology Patents, and any Improvement Inventions made solely by Exelixis to the BMS Core Technology for all commercial purposes. BMS' use of Exelixis' Drosophila technology under the foregoing license is subject to the following limitations: (i) no more than [ * ] may utilize such technology during the "Research Term" (as defined in the agreement between Exelixis and a certain partner) in the U.S. [ * ]; (ii) no work may be performed on certain genes or proteins that, as of the Effective Date, are the focus of research being pursued under a collaboration between Exelixis and a certain partner for the duration of such "Research Term" with such certain partner; and
(iii) BMS may not commence research utilizing such technology in the fields of [
* ] before [ * ]. Exelixis covenants that it shall inform BMS upon expiration or termination of the "Research Term" referred to in subclause (i) above.

          (b) Subject to the terms of this Agreement, Exelixis hereby grants to BMS a limited, non-exclusive, non-transferable, world-wide, perpetual (subject to termination under Section 3.2(a) or Article 11) license to use, adapt, reproduce, modify, localize, and create derivative works of the FlyTag Database, provided that (i) all such uses of the FlyTag Database are solely for BMS' internal or collaborative research purposes, (ii) are used in the same manner, and subject to the same terms and conditions, as apply to the FlyTag Database, and (iii) are subject to the limitations in this Section 5.3 and Section 5.4(b) of this Agreement. The foregoing license includes the right to make copies of the FlyTag Database for the purposes of the exercise of such license, including without limitation appropriate numbers of copies for BMS' internal back-up and archival purposes, provided that all such copies shall bear the original and unmodified copyright, patent and other intellectual property markings as when originally delivered by Exelixis. The FlyTag Database may only be used by authorized employees or contractors of BMS at the facilities owned or leased by BMS (except that authorized employees and contractors of BMS and its Affiliates shall be entitled to access the FlyTag Database over BMS' Intranet or remotely from outside such facilities), and such use shall be limited to the uses licensed to BMS under the first sentence of this Section 5.3(b). All rights, title and interests in and to the FlyTag Database licensed hereunder, and any copies, translations or compilations thereof which may be made or permitted to be made hereunder by BMS are and shall remain the exclusive property of Exelixis, except for such data as BMS may have entered into the database following receipt of the FlyTag Database from Exelixis and derivative works of the Fly Tag Database, which data and derivative works, (excluding any Exelixis information or code therein) shall remain the exclusive property of BMS (and in which BMS shall retain all rights, title and interests), and BMS shall not be obligated to provide or disclose such data to Exelixis during or following the termination of this Agreement. For purposes of the foregoing, "derivative works" means any computer program that may be developed containing any part of the software database, regardless of the form of the resulting code, the media it is carried on, or its intended use. For clarity, it is understood that Exelixis grants to BMS hereunder no right or license under or to any improvements or additions to the FlyTag Database made after the Effective Date, other than corrections of sequence errors that Exelixis may identify or become aware of.


                                      30.

          (c) The licenses granted in subsections (a) and (b) above will, subject to the applicable provisions of Article 11, continue beyond the expiration or termination of the Research Term.

          (d) The license rights granted in subsections (a) and (b) above may not be sublicensed to a Third Party without the prior written consent of Exelixis. BMS covenants that it will not transfer or disclose any such Exelixis Core Technology, Exelixis Core Technology Patents or FlyTag Database to any Third Party except as part of such permitted sublicenses and only subject to limitations consistent with the above restrictions and those in Section 5.4.
BMS may transfer or disclose any such Exelixis Core Technology, Exelixis Core Technology Patents or FlyTag Database to any of its Affiliates without the prior consent of Exelixis provided that such transfer or disclosure occurs pursuant to an agreement that subjects such Affiliate to all relevant limitations in this Agreement, including without limitation, the restrictions set forth in this
Section 5.3 and Section 5.4. BMS hereby guarantees the compliance of each of its Affiliates with all such restrictions and limitations on the use of such Exelixis Core Technology (including know-how relating thereto), Exelixis core Technology Patents or FlyTag Database transferred or disclosed to such Affiliate, and any such failure to comply with such restrictions and limitations shall be deemed a breach by BMS of such obligations.

     5.4  Limitations on BMS License.

          (a) BMS understands and agrees that Exelixis retains all its rights to use all technology, Information and intellectual property rights related to Exelixis Core Technology for its own purposes and to license or disclose such technology, Information and intellectual property rights to Third Parties without restriction, subject only to the right and the licenses granted to BMS in Section 5.3 of this Agreement. BMS covenants that it and its Affiliates shall not use or practice the Exelixis Core Technology, Exelixis Core Technology Patents or FlyTag Database for any use or purpose except as expressly permitted in Section 5.3. BMS further covenants that BMS and its Affiliates will not sell or otherwise transfer to a Third Party or commercialize any Exelixis Core Technology or any technology incorporating Exelixis Core Technology, except as permitted in Section 5.3, but excluding from the foregoing limitation any technology that both (i) is discovered or synthesized by BMS or its Affiliates without material reliance on or material use of any Confidential Information of Exelixis disclosed to BMS pertaining to Exelixis' Core Technology, and (ii) that does not infringe a Valid Claim of any Exelixis Core Technology Patents licensed to BMS hereunder.

          (b) BMS may not: (i) distribute in any manner the FlyTag Database or any derivative work of any portion of the FlyTag Database, except as expressly permitted in this Agreement; (ii) publicly disclose, publicly perform or publicly display the FlyTag Database; (iii) use, copy, compile, adapt, translate the FlyTag Database except as expressly permitted in this Agreement; (iv) sell, lease, loan, trade, transfer (including over a network including the Internet, but excluding the Intranet used by BMS and its Affiliates solely to the extent permitted in Section 5.3(b)), sublicense, market or publish the FlyTag Database except as expressly permitted in this Agreement; or (v) copy the documentation, except as expressly permitted in this Agreement. BMS acknowledges and agrees that the FlyTag Database is highly confidential and warrants the imposition of appropriate security precautions at least as strict as those implemented for its own similar proprietary or confidential information.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      31.

  5.5  Technology Licenses To Exelixis.

       (a) Subject to the terms of this Agreement, BMS hereby grants Exelixis a limited, non-exclusive, non-transferable, worldwide, perpetual (subject to termination under Section 3.2(a) or Article 11) license to use and practice the BMS Core Technology, BMS Core Technology Patents, and any Improvement Inventions made solely by BMS to the Exelixis Core Technology (but excluding any improvements or additions to the FlyTag Database made after the Effective Date other than corrections of errors in the sequence information that are made or determined by BMS or its Affiliate) solely for its own internal research and discovery efforts, and subject to the limitations in this Section 5.5 and
Section 5.6 of this Agreement. Exelixis may use the results and products of its permitted practice of the BMS Core Technology, the BMS Core Technology Patents, and any Improvement Inventions made solely by BMS to the Exelixis Core Technology for all commercial purposes. Exelixis acknowledges that the Bohdan mini-reactors must be purchased from Bohdan and cannot be manufactured by or for Exelixis.

       (b) Subject to the terms of this Agreement, BMS hereby grants to Exelixis a limited, non-exclusive, non-transferable, world-wide, perpetual (subject to termination under Section 3.2(a) or Article 11) license, solely within Exelixis' organization and facilities: to use, adapt, reproduce, modify, localize, and create derivative works of the BMS Software, and to compile the source code into object code form of the BMS Software, provided (i) that all such uses of the BMS Software are solely for Exelixis' internal or collaborative research purposes (and provided that no such collaborators have access to the BMS Software), (ii) are used in the same manner, and subject to the same terms and conditions, as apply to the BMS Software, and (iii) are subject to the limitations in this
Section 5.5 and Sections 5.2 and 5.6(b) of this Agreement. The foregoing license includes the right to make copies of the BMS Software for the purposes of the exercise of such license, including without limitation appropriate numbers of copies for Exelixis' internal back-up and archival purposes, provided that all such copies shall bear the original and unmodified copyright, patent and other intellectual property markings as when originally delivered by BMS. All rights, title and interests in and to the BMS Software licensed hereunder, and any copies, translations or compilations thereof which may be made or permitted to be made hereunder by Exelixis are and shall remain the exclusive property of BMS. [ * ] any derivative works of the BMS Software made by or on behalf of Exelixis (but excluding any of the actual BMS Software code in such derivative works). Further Exelixis shall not have the right to license the BMS Source Code contained in any such derivative works made by or on behalf of Exelixis. For purposes of the foregoing, "derivative works" means any computer program that may be developed containing any part of the software, regardless of the form of the resulting code, the media it is carried on, or its intended use.

       (c) The licenses granted in subsections (a) and (b) above will, subject to the applicable provisions of Article 11, continue beyond the expiration or termination of the Research Term.

       (d) The license rights granted in subsections (a) and (b) above may not be sublicensed to a Third Party without the prior written consent of BMS. Exelixis covenants that it will not transfer or disclose any such BMS Core Technology (including know-how relating thereto), BMS Core Technology Patents or BMS Software to any Third Party except as part of such permitted sublicenses and only subject to limitations consistent with the above restrictions


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      32.

and those in this Sections 5.5 and Section 5.6. Exelixis may transfer or disclose any BMS Know-How, BMS Patents or BMS Software to any of its Affiliates provided that such transfer or disclosure occurs pursuant to an agreement that subjects such Affiliate to all relevant limitations in this Agreement, including without limitation, the restrictions set forth in this Section 5.5 and Section
5.6. Exelixis hereby guarantees the compliance of each of its Affiliates with all such restrictions and limitations on the use of the BMS Core Technology (including without limitation the BMS know-how relating thereto), BMS Core Technology Patents or BMS Software transferred or disclosed to such Affiliate, and any such failure to comply with such restrictions and limitations shall be deemed a breach by Exelixis of such obligations.

          (e) If, at any time prior to the date (the "End Date") that is [ * ] Exelixis receives from BMS the last BMS Improvement Invention to the BMS Software that is provided by BMS under Section 5.2(b) (but excluding from the foregoing any such BMS Improvement Invention that Exelixis determines not to accept, under the terms of Section 5.2(b)(i), and which is thereby excluded from the definition of BMS Core Technology), Exelixis undergoes a Major Control Change (as defined in Section 5.2(i)), then:

               (i) Exelixis shall ensure, and shall demonstrate same to BMS' reasonable satisfaction upon BMS' reasonable request from time to time thereafter until the End Date, that prior to the End Date: (A) employees of [ * ] (or intellectual property relating thereto) that, at the particular time, comprises Restricted BMS Core Technology (as defined below); (B) [ * ] (or intellectual property relating thereto) that, at the particular time, qualifies as Restricted BMS Core Technology; and (C) [ * ] in excess of [ * ] of the FTEs that were utilizing such BMS Core Technology just prior to such transaction, without the prior written consent of BMS;

               (ii) If Exelixis materially fails to comply with the requirements of subclause (i) above at any time prior to the End Date, then, subject to the dispute resolution provisions of Section 14.1, BMS may terminate all of the rights and licenses granted to Exelixis under this Article 5. The obligations of Exelixis, and rights of BMS to terminate the rights and licenses of Exelixis, under this Section 5.5(e) with respect to the obligations under subclause (i) above shall terminate and be of no further effect as of the End Date.

               (iii) For purposes of this Section 5.5(e), a particular item of Information or intellectual property right within the BMS Core Technology (which includes the Improvement Inventions thereto made by BMS and transferred to Exelixis (without rejection) under Section 5.2) shall be "Restricted BMS Core Technology" from the date such item of Information (or intellectual property right) is actually received by Exelixis until the third anniversary of such date; after such third anniversary, such item of Information shall [ * ] shall, however, remain governed by the terms and conditions of this Agreement as would apply to any other Exelixis Affiliate, including without limitation, Sections
5.2 and 5.6 hereof.

     5.6  Limitations on Exelixis License.

          (a) Exelixis understands and agrees that BMS retains all its rights to use all technology, Information and intellectual property rights for its own purposes related to BMS Core Technology and to license or disclose such technology, Information and intellectual property rights to Third Parties without restriction, subject only to the right and the licenses granted to Exelixis in Section 5.5 of this Agreement. Exelixis covenants that it and its Affiliates shall not use or practice the BMS Know-How, BMS Patents or BMS Software for any use or purpose except as expressly permitted in Section 5.5. Exelixis further covenants that Exelixis


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    33.(1)
and its Affiliates will not sell or otherwise transfer to a Third Party or commercialize any BMS Core Technology or any technology derived from BMS Core Technology, except as permitted in Section 5.5, but excluding from the foregoing limitation any technology that is discovered or synthesized by Exelixis or its Affiliates completely independent of any activity permitted under this Agreement and without reliance on any Confidential Information of BMS disclosed to Exelixis.

          (b) Exelixis may not: (i) distribute in any manner any of the BMS Software or any derivative work of any portion of the BMS Software, except as expressly permitted in this Agreement; (ii) publicly disclose, publicly perform or publicly display the BMS Software; (iii) use, copy, compile, adapt, translate the BMS Software except as expressly permitted in this Agreement; (iv) sell, lease, loan, trade, transfer (including over a network including the Internet), sublicense, market or publish the BMS Software except as expressly permitted in this Agreement; or (v) copy the documentation, except as expressly permitted in this Agreement. Exelixis acknowledges and agrees that the source code of the BMS Software is highly confidential and warrants the imposition of appropriate security precautions at least as strict as those implemented for its own similar proprietary or confidential information.

     5.7  Provision of Training; Disclaimers.

          (a) Exelixis hereby agrees to provide specified BMS employees with training regarding the use of the Exelixis Core Technology at no charge other than that set forth in Section 8.1. Such training shall be provided at Exelixis' facilities, unless otherwise agreed by the Parties, by reasonably qualified employees or consultants hired and provided at the discretion of Exelixis. All salary, benefits, costs and expenses of any BMS employees who participate in such training program shall be paid for by BMS. All BMS employees who attend Exelixis' facilities shall be restricted from access to any Exelixis facilities or locations other than those necessary for completing the technology transfer and shall be subject to appropriate and reasonable limitations and restrictions to protect access to any Exelixis' proprietary or confidential information not related to this Agreement. Such training will be limited to a reasonable amount necessary to enable a person reasonably skilled in the area to assimilate the technology being provided.

          (b) BMS hereby agrees to provide specified Exelixis employees with training regarding the use of the BMS Core Technology at no charge. Such training shall be provided at BMS' facilities, unless otherwise agreed by the Parties, by reasonably qualified employees or consultants hired and provided at the discretion of BMS. All salary, benefits, costs and expenses of any Exelixis employees who participate in such training program shall be paid for by Exelixis. All Exelixis employees who attend BMS' facilities shall be restricted from access to any BMS facilities or locations other than those necessary for completing the technology transfer and training and shall be subject to appropriate and reasonable limitations and restrictions to protect access to any BMS' proprietary or confidential information not related to this Agreement. Such training will be limited to a reasonable amount necessary to enable a person reasonably skilled in the area to assimilate the technology being provided.

          (c) EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS THE RIGHT TO SUPPLY THE CORE TECHNOLOGY SUPPLIED BY IT


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      34.

FOR USE BY THE OTHER PARTY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. EACH PARTY ACKNOWLEDGES THAT THE CORE TECHNOLOGY AND IMPROVEMENT INVENTIONS LICENSED TO IT BY THE OTHER PARTY ARE BEING SUPPLIED "AS IS" AND "WITH ALL FAULTS". EXCEPT FOR THE FIRST SENTENCE OF THIS PARAGRAPH AND AS MAY BE EXPRESSLY SET FORTH ELSEWHERE IN THIS AGREEMENT, THE LICENSING PARTY MAKES AND EXTENDS NO, AND THE PARTY RECEIVING THE OTHER PARTY'S CORE TECHNOLOGY WAIVES ANY AND ALL, REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT TO THE LICENSING PARTY'S CORE TECHNOLOGY AND ANY IMPROVEMENT INVENTIONS PROVIDED BY THE LICENSING PARTY, INCLUDING WITHOUT LIMITATION (1) IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR USE, (2) ANY WARRANTIES PERTAINING TO ABSENCE OF INFRINGEMENT OF THIRD PARTY PATENTS, COPYRIGHTS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY, AND (3) ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, THAT THE OPERATION OF ANY SOFTWARE PROVIDED WILL BE UNINTERRUPTED OR ERROR-FREE AND WILL NOT CORRUPT ANY DATA, OR THAT ANY DEFECTS IN SOFTWARE PROVIDED ARE CORRECTABLE OR WILL BE CORRECTED.

          NO SOFTWARE LICENSOR HEREUNDER SHALL BE LIABLE TO THE LICENSEE FOR ANY CLAIM, CAUSE OF ACTION, LOSS, EXPENSE, COST, LIABILITY OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION ARISING OUT OF, INVOLVING OR CONNECTED WITH (1) THE DEFICIENCY OR INADEQUACY OF THE LICENSED SOFTWARE FOR ANY PURPOSE, WHETHER OR NOT KNOWN OR DISCLOSED TO ANY SOFTWARE LICENSOR; (2) THE USE OR PERFORMANCE OF THE LICENSED SOFTWARE OR ANY FILES, DATA OR COMPUTER SYSTEMS RELATED THERETO OR USED IN CONNECTION THEREWITH; (3) ANY INTERRUPTION, DAMAGE TO, OR LOSS OF SERVICE OR USE OF THE LICENSED SOFTWARE OR ANY DATA, FILES, SOFTWARE, HARDWARE OR OTHER EQUIPMENT USED IN CONNECTION THEREWITH; (4) ANY FAILURE OF THE LICENSED MATERIAL; (5) ANY INFRINGEMENT OR VIOLATION OF THE PATENT RIGHTS, COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES; OR (6) ANY DIRECT, INDIRECT, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR OTHER LOSS OR DAMAGE OF ANY KIND OR NATURE (INCLUDING WITHOUT LIMITATION LOST PROFITS, SALES OR BUSINESS) ARISING OUT OF THE USE OF THE SOFTWARE OR DATA OBTAINED FROM SUCH USE, NOTWITHSTANDING ANY FAILURE OF ANY ESSENTIAL OR LIMITED REMEDY AND WHETHER OR NOT ANY SOFTWARE OWNER MAY HAVE BEEN ADVISED OF THE POSSIBILITY OF DAMAGES.

  5.8 Non-Solicitation. During the Research Term and for [ * ] thereafter, neither party will solicit or hire any employees of the other party or its Affiliates involved, in the case of BMS, in its combinatorial chemistry (including software development) or drug discovery programs (including bioinformatics), and in the case of Exelixis, in its mode of action discovery programs.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       35.

6.   Licenses and Related Rights

     6.1  Licenses to BMS.

          (a) Research Results. Subject to the terms of this Agreement, Exelixis hereby grants BMS an exclusive (subject to Sections 4.12 and 7.2), worldwide, royalty-bearing license (with the right to sublicense) to use Research Results pertaining to Selected Targets, Product Targets, Mammalian Targets and Pursued Disclosed Targets for research and drug discovery and development in the Field, and to research, develop, import, use, sell, offer for sell, and commercialize Collaboration Compounds, Licensed Products and New Indications in the Field.

          (b) Target Patents. Subject to the terms of this Agreement, Exelixis hereby grants BMS a non-exclusive, worldwide, royalty-bearing license (with the right to sublicense) under any Patents that are Controlled by Exelixis or its Affiliates and claim any of the Research Results and/or any Selected Targets, Pursued Disclosed Targets or Mammalian Targets, solely to discover, research and develop Collaboration Compounds, Licensed Products, and New Indications in the Field, and to research, develop, import, use, sell, offer for sell, and commercialize Licensed Products and New Indications in the Field.

          (c) Novel Target Patents. Subject to the terms of this Agreement, Exelixis hereby grants BMS an exclusive (subject to Sections 4.12 and 7.2), worldwide, royalty-bearing license (with the right to sublicense) under any and all Novel Target Patents that, but for the license granted hereunder, would be infringed by the manufacture, use or sale of Gene Products and other Biotherapeutics, solely to discover, research, develop, import, use, sell, offer for sell, and commercialize Gene Products and Biotherapeutic Products.

     6.2  License Limitations and Retained Rights; Retained Rights Restrictions.

          (a) License Limitations and Retained Rights. Notwithstanding the license granted in Section 6.1(a), Exelixis retains [ * ] Selected Targets, Products, and Pursued Disclosed Targets [ * } and to use the Research Results generated by Exelixis pertaining to Abandoned Targets both within and outside the Field. BMS hereby covenants that, except in furtherance of its internal research in the Field, BMS and its Affiliates will not use the [ * ] Selected Targets, Product Targets, and Pursued Disclosed Targets [ * ], and that
BMS and its Affiliates will not practice any Exelixis Patents licensed to BMS under Section 6.1 except as expressly permitted under the terms of such Section.

          (b) Retained Rights Restrictions. Notwithstanding that the license rights granted to BMS under Section 6.1(b) are non-exclusive and any provision that might imply to the contrary hereunder, Exelixis shall not be entitled:
(1) [ * ] Selected Target, Pursued Disclosed Target or Mammalian Target [ * ], and (2) [ * ] Mammalian Target [ * ] mammalian orthologues of a Selected Target or Pursued Disclosed Target [ * ] mammalian orthologues [ * ] mammalian orthologues [ * ].

     6.3  Licenses to Exelixis.

          (a) Outside of Field. Subject to the terms of the Agreement, BMS hereby grants to Exelixis an exclusive, worldwide, royalty-free license (with the right to sublicense) under the [ * ] (and the intellectual property rights appurtenant thereto) that are made [ * ] and that relate solely to the composition of matter or utility of a Selected Target, Pursued Disclosed Target, and Product Target [ * ] Mammalian Targets [ * ] Related Targets, solely to discover, identify and research [ * ] solely for use outside the Field and solely to develop, make, have made, use, sell, offer to sell, have sold and import products comprising or incorporating [ * ] for any use or purpose outside the Field. For clarity it is understood that BMS and its Affiliates shall retain the

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    36.(1)
right to use [ * ] (and the intellectual property rights appurtenant thereto) outside the Field, solely for its internal research purposes. Exelixis will not sublicense BMS' rights to Third Parties under such Inventions that relate to the composition or utility of a particular Selected Target, Pursued Disclosed Target, Product Target [ * ] mammalian orthologue [ * ], for non-pesticide applications (but not other applications outside the Field), until [ * ] after selection by BMS of [ * ] by BMS or becomes known to Third Parties to be [ * ] of interest. Exelixis will not sublicense to any Third Parties BMS' rights under any Invention made by BMS covering the [ * ] Mammalian Target [ * ] Selected Target, Pursued Disclosed Target, or Product Target for any purpose outside the Field until the earlier of the date (1) that [ * ] after disclosure of the Invention to Exelixis. For sake of clarity, the preceding sentence does not, without limitation, cover or include rights under any Inventions or patents owned or controlled by BMS pertaining to any [ * ] mammalian orthologues thereof, compounds or their uses, screening assays and their uses, biomaterials used to conduct screening (other than the Selected Target, Pursued Disclosed Target, [ * ] Product Target [ * ] Mammalian Targets [ * ] Related Targets relating thereto, as the case may be), know-how or techniques (including without limitation screening techniques and know-how), and processes (including without limitation manufacturing techniques or processes). Exelixis hereby covenants that it and its Affiliates will not practice any of the BMS Patent rights licensed to it under this Section 6.3(a) except as expressly permitted by the terms hereof.

          (b) Abandoned Targets. Subject to the terms of the Agreement, BMS hereby grants to Exelixis a semi-exclusive, worldwide, royalty-free license (with the right to sublicense) under the Sole Inventions of BMS and under BMS' interest in the Joint Inventions (and the intellectual property rights appurtenant thereto) that are made by BMS during the Research Term and [ * ] an Abandoned Target [ * ] Abandoned Target [ * ] Mammalian Targets [ * ] Related Targets [ * ] Abandoned Target [ * ] Abandoned Target [ * ] Mammalian Target:
(i) to discover, identify and research [ * ] Abandoned Target [ * ]; (ii) to develop, make, have made, use, sell, offer to sell, have sold and import [ * ] Abandoned Target [ * ]; and (iii) to develop, make, have made, use, sell, offer to sell, have sold and import, [ * ] Abandoned Target. For sake of clarity, the preceding sentence does not cover or include rights under any [ * ] Related Targets [ * ] Abandoned Targets or Mammalian Targets [ * ] Related Targets [ * ] Abandoned Target [ * ] Mammalian Targets [ * ]. Exelixis hereby covenants that it and its Affiliates will not practice any of the BMS Patent rights licensed to it under this Section 6.3(b) except as expressly permitted by the terms hereof.


          (c) Breach of Diligence Obligations. Effective upon the date that BMS fails to fulfill its diligence obligations set forth in Section 4.9 or 4.10, as the case may be (or, if BMS disputes such failure, if and upon the date that such matter is finally resolved pursuant to Section 14.1 in Exelixis' favor), with respect to a particular Selected Target, BMS hereby grants Exelixis a non-exclusive, worldwide, royalty-free license (with the right to sublicense), under the Sole Inventions (and the intellectual property rights appurtenant thereto) of BMS created by BMS using such Selected Target and/or a Mammalian Target (excluding Related Targets) of such Selected Target that are made by BMS during the Research Term and that relate solely to the composition of matter (both nucleic acid and protein products thereof) or utility of [ * ] Selected Target [
* ] Mammalian Target [ * ] Related Targets, solely to discover, develop, make, have made, use, sell, offer to sell and have sold compounds active against [ * ] Gene Products [ * ] Biotherapeutic Products [ * ] Selected Target [ * ] Mammalian Target [ * ] Related Targets (in the case of breach of Section 4.10). For sake of clarity, the preceding sentence does not cover or include rights under any Inventions or patents owned or controlled by BMS pertaining to any Collaboration Compounds, Biotherapeutic Products discovered by BMS, know-how or techniques (including without limitation screening techniques and know-how), and processes (including without limitation manufacturing techniques or processes). Exelixis hereby covenants that it and its Affiliates will not practice any of the BMS Patent rights licensed to it under this Section 6.3(c) except as expressly permitted by the terms hereof.

     6.4 Right of First Negotiation. Upon the earlier of the conclusion of Phase II clinical trials on, or Exelixis' decision to invite a Third Party to submit a written offer to acquire a license to develop and commercialize, any Gene Product or other Biotherapeutic Product developed by Exelixis pursuant to exercise of its license rights under Section 6.3(c) or 6.3(b)(iii), Exelixis shall inform BMS in writing of same, and BMS shall have the opportunity to negotiate

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed Separately with the Securities and Exchange commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    37.(2)
with Exelixis to acquire a license to develop and commercialize such Gene Product or other Biotherapeutic Product. BMS shall have [ * ] following receipt of such written notice in which to inform Exelixis in writing that it is interested in acquiring such a license. Thereafter, the Parties shall negotiate in good faith for [ * ] to reach agreement on the terms of a license agreement which shall be set forth in either an executed license agreement or an executed legally binding heads of agreement, which terms shall include, upon execution of the definitive written agreement, the payment by BMS to Exelixis equal to [ * ] costs incurred by Exelixis after the effective date of the license set forth in
Section 6.3(c) or 6.3(b)(iii) with respect to such Gene Product or other Biotherapeutic Product. If BMS fails to notify Exelixis of its interest or the Parties fail to execute a license agreement within the applicable period, then BMS shall have no rights with respect to such product and Exelixis shall have unrestricted rights to pursue [ * ] such Gene Product or other Biotherapeutic Product or to license such rights to such Gene Product or other Biotherapeutic Product to a Third Party.

7.   Exclusivity

     7.1  BMS.

          (a) BMS agrees that, during the Research Term, the Pharmaceutical Research Institute of BMS will, if it wishes to collaborate with any commercial Third Party for the [ * ], give Exelixis the first right to negotiate for the right to perform the collaborative work that BMS would require of such Third Party. Exelixis shall have [ * ] following receipt of notice from BMS in writing as to same (and describing the work to be required of Exelixis) in which to inform BMS in writing that it is interested in performing such work. Thereafter, Exelixis and BMS shall negotiate in good faith for [ * ] to reach agreement on the terms of a collaboration which shall be set forth in either an executed collaboration agreement or an executed legally binding heads of agreement. If Exelixis fails to notify BMS of its interest or Exelixis and BMS fail to execute a collaboration agreement within the applicable period, then BMS may freely engage a Third Party to perform such work, provided that the foregoing does not give BMS any right to sublicense any such Third Party to use any Exelixis Core Technology. The foregoing shall not preclude BMS in any way during or following the Research Term from (i) performing internal research of any type in [ * ],
(ii) from engaging consultants, or (iii) from sponsoring or collaborating with academic Third Parties with respect to research of any type in [ * ]; provided that such research and activities under (i)-(iii) comply with the limitations of the license set forth in Section 5.2.

          (b) During the Research Term, if BMS intends to engage any Third Party to perform [ * ], BMS shall give good faith consideration as to whether Exelixis [ * ] would be an appropriate party to perform such work. To keep BMS informed of their respective genomic research capabilities, each of Exelixis and Artemis shall be permitted, if they so choose, to make a presentation at JSC meetings, no more frequently than semi-annually, of such current research capabilities.

     7.2 Exelixis. Except as otherwise provided in Section 6.3, Exelixis will not knowingly grant a Third Party access to the Research Results relating to a Selected Target, Product Target or Disclosed Target. Notwithstanding the previous sentence, although Exelixis shall use Diligent Efforts to maintain exclusivity, in view of the nature of the Exelixis technology, it is impossible for Exelixis to assure exclusivity with respect to the individual


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      38.

elements of that Exelixis generates, delivers and licenses to BMS under this Agreement in the following two situations:

          (a) Exelixis may be engaged by a Third Party to identify the target of a compound under an arrangement whereby the identity of the compound is unknown to Exelixis. Provided that Exelixis does not use any Confidential Information of BMS or Research Results in such research, Exelixis may reveal to the Third Party and the Third Party shall be entitled to use, for any purpose, all information generated by Exelixis with respect to the target. Exelixis will promptly notify BMS in writing each time that a Target is disclosed to the Third Party pursuant to such work.

          (b) Exelixis may perform Independent Research upon molecules that are Selected Targets, Pursued Disclosed Targets or Product Targets, provided that such Targets had been identified by Exelixis in Independent Research and provided further that Exelixis does not use Confidential Information of BMS or Research Results in identifying such Targets or in the subsequent Independent Research on such Target. If such Independent Research is funded by a Third Party, separate experiments would be performed for the Mode of Action Program and said Independent Research, and Exelixis would not share the Research Results of or other Information (whether generated by BMS or Exelixis) generated under the Mode of Action Program with any Third Party involved in the Independent Research nor would Exelixis share the results of or other information concerning the Independent Research with BMS or the JSC. In such case, Exelixis would be free to disclose and license the results of such Independent Research to such Third Party.

          (c) The exclusivity of the license rights granted to BMS in Section 6.1(b) shall be subject to the grant of licenses to Third Parties consistent with paragraphs (a) and (b) of this Section 7.2. Upon request of the JMT, Exelixis shall consult with the JMT from time to time regarding its procedures for seeking to avoid overlapping research activities on behalf of multiple Third Parties.

  7.3 BMS License to [ * ]. In the event that BMS receives a license to either or both of the [ * ] (or their foreign counterparts) that BMS is able to sublicense to Exelixis, BMS shall promptly notify Exelixis of same and shall describe the terms and conditions that Exelixis will need to comply with in order to obtain a sublicense under [ * ]. Such terms and conditions may require the payment of fees and other compensation [ * ] (or reimbursement to BMS for fees and other compensation required by it to be paid [ * ]) for the grant of a sublicense, but otherwise any grant of such a sublicense shall be structured so as [ * ]. If BMS seeks a license to the above patents, it agrees to request the right from [ * ] to such patents on reasonable terms; provided, that it is understood and agreed that nothing in the foregoing shall require BMS, expressly or impliedly: (A) [ * ] under any of the foregoing patents as a condition of any license sought or obtained by it; or (B) in order to obtain sublicensable rights or to grant a sublicense thereunder to Exelixis (if sublicensable rights can be obtained), to limit BMS' own rights, or assume any obligations or burdens (including without limitation making any payments) that it cannot pass through upon grant of a sublicense to Exelixis, in addition to or different from those that BMS would otherwise have made, granted or assumed if it had obtained a non-
sublicensable license to the foregoing patent(s).   If Exelixis indicates to
BMS, within thirty (30) days after BMS has notified Exelixis of the terms and conditions required for a sublicense to the [ * ], that Exelixis


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      39.

would like to take a sublicense, then the Parties will use diligent, good faith efforts to finalize and execute a written sublicense as promptly as practicable thereafter incorporating such terms. If Exelixis indicates that it does not wish to take a sublicense on such terms, then BMS shall have no further obligation to Exelixis with respect to the grant of a sublicense to [ * ]. BMS agrees that, if it receives an exclusive license to any of the above-referenced ArQule patents, it will take such exclusive license only if [ * ].

8.   Compensation

     8.1 Technology Access Fee. In partial consideration for the rights and licenses granted to BMS by Exelixis in Article 5, BMS to pay Exelixis [ * ] upon the Effective Date and [ * ] on the first anniversary of the Effective Date.
[ * ].

     8.2 Research Support. During the Research Term, BMS will make quarterly advance payments to Exelixis equal to [ * ] for that quarter as set forth in
Section 3.4. Any research support payments made by BMS to Exelixis hereunder shall be noncreditable and nonrefundable.

     8.3  Milestone Payments for Selected Targets and Pursued Disclosed Targets.

          (a) For each Selected Target, BMS shall pay Exelixis [ * ] on the date that BMS commences screening of any Mammalian Target related to such Selected Target.

          (b) For each Pursued Disclosed Target, BMS shall pay Exelixis [ * ] on the date that BMS commences screening of any Mammalian Target related to such Pursued Disclosed Target.

     8.4 Milestone Payments for Compound Products. BMS shall make to Exelixis the following milestone payments for Compound Products:

          (a) Novel Target. For each Compound Product comprising or incorporating a Collaboration Compound that directly and selectively inhibits, activates or otherwise modulates the activity of a Novel Target or its encoded protein, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

              (i) [ * ] upon approval of the first Preclinical Lead Profile for any Collaboration Compound having activity with respect to a particular Novel Target;

              (ii)  [ * ] upon filing of an IND for such a Compound Product;

              (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Compound Product;

              (iv)  [ * ] upon filing of an NDA for such a Compound Product; and

              (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Compound Product.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      40.

          (b) Unlinked Related Target. For each Compound Product comprising or incorporating a Collaboration Compound that directly and selectively inhibits, activates or otherwise modulates the activity of an Unlinked Related Target or its encoded protein, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon approval of the first Preclinical Lead Profile for any Collaboration Compound having activity with respect to a particular Unlinked Related Target;

               (ii)  [ * ] upon filing of an IND for such a Compound Product;

               (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Compound Product;

               (iv)  [ * ] upon filing of an NDA for such a Compound Product;
and

               (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Compound Product.

          (c) Known Target. For each Compound Product comprising or incorporating a Collaboration Compound that directly or selectively inhibits, activates or otherwise modulates the activity of a Known Target or its encoded protein, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon approval of the first Preclinical Lead Profile for any Collaboration Compound having activity with respect to a particular Known Target;

               (ii)  [ * ] upon filing of an IND for such a Compound Product;

               (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Compound Product;

               (iv)  [ * ] upon filing of an NDA for such a Compound Product;

               (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Compound Product; and

               (vi) [ * ] upon the first achievement of [ * ] in Net Sales in any one calendar year for such a Compound Product.

     For clarity, it is understood that, with respect to a Compound Product that is active against a Known Target that is Pre-Associated Target, BMS owes milestones under this subsection 8.4(c) only on Compound Products that contain compounds [ * ] BMS Compound that was used to identify the Target from which such Pre-Associated Target was identified. For purposes of the foregoing, [ * ] BMS Compound [ * ] as such BMS Compound.

     8.5 Milestone Payments for Safety Products. For each Safety Product, BMS shall make to Exelixis the milestone payments set forth below within [ * ] events: (a) [ * ] upon

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      41.

approval of the first Preclinical Lead Profile for any Safety Compound developed by use of a particular Safety Target; (b) [ * ] upon filing of an IND for a Safety Product; (c) [ * ] upon initiation of Phase III Clinical Trials for a Safety Product; (d) [ * ] upon filing of an NDA for a Safety Product; and (e) [ * ] upon the first Regulatory Approval in any Major Market for a Safety Product.

     8.6 Milestone Payments for New Indications for BMS Products. For each BMS Product, BMS shall make to Exelixis the following milestone payments set forth below within [ * ] of the achievement of each of the following events: (a) [ * ] upon filing the first NDA in a Major Market for any New Indication for a BMS Product; and (b) [ * ] upon approval of such NDA in a Major Market.

     8.7 Milestone Payments for Gene Products. BMS shall make to Exelixis the following milestone payments for Gene Products:

          (a) Novel Target. For each Gene Product comprising or incorporating the gene product of a Novel Target [ * ], BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon approval of the first Preclinical Lead Profile for a Gene Product comprising or incorporating a particular Novel Target;

               (ii)  [ * ] upon filing of an IND for such a Gene Product;

               (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Gene Product;

               (iv)  [ * ] upon filing of an NDA for such a Gene Product; and


               (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Gene Product.

          (b) Unlinked Related Target. For each Gene Product comprising or incorporating the gene product of a Unlinked Related Target [ * ], BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon approval of the first Preclinical Lead Profile for a Gene Product comprising or incorporating a particular Unlinked Related Target;

               (ii)  [ * ] upon filing of an IND for such a Gene Product;

               (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Gene Product;

               (iv)  [ * ] upon filing of an NDA for such a Gene Product; and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      42.

               (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Gene Product.

     8.8 Milestone Payments for Biotherapeutic Products. BMS shall make to Exelixis the following milestone payments for Biotherapeutic Products:

          (a) Novel Target. For each Biotherapeutic Product comprising or incorporating an antibody against a Novel Target or an antisense compound based upon a Novel Target sequence, or based upon the sequence of a Novel Target, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon approval of the first Preclinical Lead Profile for a Biotherapeutic Product related a particular Novel Target;

               (ii)  [ * ] upon filing of an IND for such a Biotherapeutic
Product;

               (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Biotherapeutic Product;

               (iv) [ * ] upon filing of an NDA for such a Biotherapeutic Product; and

               (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Biotherapeutic Product.

          (b) Unlinked Related Target. For each Biotherapeutic Product comprising or incorporating an antibody against an Unlinked Related Target or an antisense compound based upon an Unlinked Related Target sequence, or based upon the sequence of an Unlinked Related Target, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon approval of the first Preclinical Lead Profile for a Biotherapeutic Product related a particular Unlinked Related Target;

               (ii)  [ * ] upon filing of an IND for such a Biotherapeutic
Product;

               (iii) [ * ] upon initiation of Phase III Clinical Trials for such a Biotherapeutic Product;

               (iv) [ * ] upon filing of an NDA for such a Biotherapeutic Product; and

               (v) [ * ] upon the first Regulatory Approval in any Major Market for such a Biotherapeutic Product.

     8.9 Milestone Payments for Diagnostic Products and Pharmacogenomic. BMS shall make to Exelixis the following milestone payments for Diagnostic Products and Pharmacogenomic Products:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      43.

          (a) Novel Target. For each Diagnostic Product or Pharmacogenomic Product that is based upon the detection of the presence or absence of, or sequence differences in different alleles of, a Novel Target, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon initiation of first clinical trial for such a Diagnostic Product or Pharmacogenomic Product;

               (ii) [ * ] upon filing of an Product License Application (or related regulatory approval application) for such a Diagnostic Product or Pharmacogenomic Product; and

               (iii) [ * ] upon the first Regulatory Approval of such a Diagnostic Product or Pharmacogenomic Product in any Major Market.)

          (b) Unlinked Related Target. For each Diagnostic Product or Pharmacogenomic Product that is based upon the detection of the presence or absence of, or sequence differences in different alleles of, an Unlinked Related Target, BMS shall make to Exelixis the milestone payments set forth below within [ * ] of the achievement of each of the following events:

               (i) [ * ] upon initiation of first clinical trial for such a Diagnostic Product or Pharmacogenomic Product;

               (ii) [ * ] upon filing of an Product License Application (or related regulatory approval application) for such a Diagnostic Product or Pharmacogenomic Product; and

               (iii) [ * ] upon the first Regulatory Approval of such a Diagnostic Product or Pharmacogenomic Product in any Major Market.

     8.10 Milestone Payments for Back-Up Compounds. For each Backup Compound that is in development by BMS (or its Affiliate or sublicensee), BMS shall only be obliged to make to Exelixis any applicable milestone payments set forth in Sections 8.3-8.9 that were not made to Exelixis with respect to [ * ] such Backup Compound. However, if [ * ], achieves Regulatory Approval, and BMS (or its Affiliate or sublicensee) continues thereafter to conduct development of the such Backup Compound, then [ * ].

     8.11 Milestone Payments for [ * ] Products. For each [ * ] Product that is developed by BMS (or its Affiliate or sublicensee), BMS shall not be obliged to make any milestone payments to Exelixis under Sections 8.3 through 8.9 unless and until the first Regulatory Approval of [ * ] in any Major Market. Upon any such Regulatory Approval of [ * ], BMS shall pay to Exelixis the sum of all milestone payments owed under Sections 8.3 through 8.9 for milestone events achieved by [ * ], within [ * ] of such Regulatory Approval, that, in the absence of this Section 8.11, BMS would have been obliged to make to Exelixis prior to such first Regulatory Approval of [ * ]; provided, however, that if the [ * ] that received Regulatory Approval in any such Major Market has [ * ] receives such Regulatory Approval in any such

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      44.

Major Market [ * ]. Thereafter any applicable milestone payments for such additional [ * ] shall be paid by BMS during the time frame specified in Sections 8.3-8.9, as applicable.

     8.12 Royalty Payments for Compound Products. BMS shall pay Exelixis certain royalty payments for Compound Products as set forth below.

          (a) Novel Target. For each Compound Product comprising or incorporating a Collaboration Compound that, directly and selectively, inhibits, activates or otherwise modulates the activity of a Novel Target or its encoded protein, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Compound Product.

          (b) Unlinked Related Target. For each Compound Product comprising or incorporating a Collaboration Compound that, directly and selectively, inhibits, activates or otherwise modulates the activity of an Unlinked Related Target or its encoded protein, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Compound Product.

          (c) Known Target. For each Compound Product comprising or incorporating a Collaboration Compound that, directly and selectively, inhibits, activates or otherwise modulates the activity of a Known Target or its encoded protein, BMS shall pay Exelixis royalties as a percentage of the Net Sales of such Compound Product, where the percentage applied depends on amount of annual Net Sales of the Compound Product as follows:

          Amount of Net Sales from [ * ]                 [ * ]

          Amount of Net Sales that is greater than [ * ] [ * ]

     For clarity, it is understood that, for Compound Products that are active against Known Targets that are Pre-Associated Targets, BMS owes royalties only on such Compound Products that contain compounds [ * ] BMS Compound [ * ] from which such Pre-Associated Target was identified. For purposes of the foregoing, [ * ] BMS Compound [ * ] as such BMS Compound.

          (d) Transition Target. For each Compound Product comprising or incorporating a Collaboration Compound that, directly and selectively, inhibits, activates or otherwise modulates the activity of a Transition Target or its encoded protein, BMS shall pay Exelixis a royalty at the applicable royalty rate set forth below:

               (i) For each Compound Product comprising or incorporating a Collaboration Compound the activity of which with respect to a Transition Target or its encoded protein was discovered using a Known Target that had been a Novel Target, the royalty shall be [ * ] of the first [ * ] in Net Sales in a year, and [ * ] of any Net Sales in such year in excess of [ * ]; and

               (ii) For each Compound Product comprising or incorporating a Collaboration Compound the activity of which with respect to a Transition Target or its encoded protein was discovered using a Known Target that had been an Unlinked Related Target, the royalty shall be [ * ] of the first [ * ] in Net Sales in a year, and [ * ] of any Net Sales in such year in excess of [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      45.

     8.13 Royalty Payments for Safety Products. For each Safety Product, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Safety Product.

     8.14 Royalty Payments for Gene Products. BMS shall pay Exelixis certain royalty payments for Gene Products as set forth below.

          (a) Novel Target. For each Gene Product comprising or incorporating the gene product of a Novel Target or a mutein or fusion protein based thereon, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Gene Product.

          (b) Related Target. For each Gene Product comprising or incorporating the gene product of a Related Target [ * ], BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Gene Product.

     8.15 Royalty Payments for Biotherapeutic Products. BMS shall pay Exelixis certain royalty payments for Biotherapeutic Products as set forth below.

          (a) Novel Target. For each Biotherapeutic Product comprising or incorporating an antibody against a Novel Target or an antisense compound based upon a Novel Target sequence, or based upon the sequence of a Novel Target, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Biotherapeutic Product, but subject to reduction by [ * ] of royalties actually paid by BMS to a Third Party for license rights required to sell such Biotherapeutic Product, but in no event shall the royalty paid to Exelixis be less than [ * ] of the Net Sales of such Biotherapeutic Product.

          (b) Unlinked Related Target. For each Biotherapeutic Product comprising or incorporating an antibody against an Unlinked Related Target or an antisense compound based upon an Unlinked Related Target sequence, or based upon the sequence of an Unlinked Related Target, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of such Biotherapeutic Product, but subject to reduction by [ * ] of royalties actually paid by BMS to a Third Party for license rights required to sell such Biotherapeutic Product, but in no event shall the royalty paid to Exelixis be less than [ * ] of the Net Sales of such Biotherapeutic Product.

          (c) Known Target. For each Biotherapeutic Product comprising or incorporating an antibody against a Known Target or an antisense compound based upon a Known Target sequence, or based upon the sequence of a Known Target, BMS shall pay Exelixis royalties as a percentage of the Net Sales of such Biotherapeutic Product, where the percentage applied depends on amount of annual Net Sales of the Biotherapeutic Product as follows:

          Amount of Net Sales from [ * ]                  [ * ]

          Amount of Net Sales that is greater than [ * ]  [ * ]

     8.16 Royalty Payments for Diagnostic Products. BMS shall pay Exelixis certain royalty payments for Diagnostic Products as set forth below.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      46.

          (a) Novel Target. For each Diagnostic Product that is based upon the detection of [ * ] of, a Novel Target, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of each such Diagnostic Product.

          (b) Unlinked Related Target. For each Diagnostic Product that is based upon the detection of [ * ] of, an Unlinked Related Target, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of each such Diagnostic Product.

     8.17 Royalty Payments for Pharmacogenomic Products. BMS shall pay Exelixis certain royalty payments for Diagnostic Products as set forth below.

          (a) Novel Target. For each Pharmacogenomic Product that is based upon the detection of [ * ] of, a Novel Target, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of each such Pharmacogenomic Product.

          (b) Unlinked Related Target. For each Diagnostic Product that is based upon the detection of [ * ] of, an Unlinked Related Target, BMS shall pay Exelixis a royalty equal to [ * ] of the Net Sales of each such Pharmacogenomic Product.

     8.18 Fixed Royalty Rates and Final Royalty Payments.

          (a) Except as provided in the subsection 8.18(b) below, the royalty rates set forth in Sections 8.12-8.17 shall not be subject to adjustment or reduction for any reason.

          (b) If a particular Diagnostic Product or Pharmacogenomic Product is based upon the [ * ] Novel Targets and/or Unlinked Related Targets (or their expressed proteins or antigens thereto), as well as of mammalian targets that are not discovered as part of this Agreement (such product being referred to herein as a "Multiple Marker Product"), then the royalty payable to Exelixis for such Multiple Marker Product under this Agreement shall be determined by first calculating the royalty owed under Section 8.16 or 8.17 (as applicable) for such Multiple Marker Product, and then multiplying that amount by [ * ] Novel
Targets [ * ] Unlinked Related Targets [ * ] Novel Targets, Unlinked Related Targets [ * ]. For clarity, it is understood and agreed that the Net Sales of a particular Diagnostic Product or Pharmacogenomic Product that is a Multiple Marker Product shall not be adjusted by the adjustment mechanism set forth in
Section 1.43 for "combined products".

          (c) For sake of clarity and avoidance of doubt, it is understood and agreed that no milestones and royalties are payable under this Agreement upon:
(1) any BMS product wherein the active ingredient is a compound that directly and selectively inhibits, activates or otherwise modulates a Confirmed Target; or (2) any Compound Product comprising or incorporating a Collaboration Compound that, although it may, by an indirect mechanism, have the effect of inhibiting, activating or otherwise modulating [ * ] Mammalian Target [ * ] Mammalian
Target [ * ]; and (3) any BMS product that contains a Collaboration Compound that inhibits, activates or otherwise modulates [ * ] Related Target [ * ] Unlinked Related Target, a Pre-Associated Target, Conceptual Target, or Mammalian Disclosed Target [ * ].

     8.19 Term of Royalties. Exelixis' right to receive royalties under Sections 8.12-8.17 shall commence on a country-by-country basis upon the first commercial sale of such Licensed Product in a particular country and shall expire on a country-by-country basis at the later of (1) the date that is ten
(10) years after First Commercial Sale in such country, or (2) the date that all

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    47.(1)
composition of matter patents on such Licensed Product expire, become unenforceable or are declared invalid by a court or tribunal of competent jurisdiction from which no appeal is or can be taken. Upon expiration of the royalty obligation with respect to a Licensed Product in a country, BMS shall retain the right to make, use and sell such Licensed Product in such country thereafter, without further compensation to Exelixis with respect to sales thereof in such country.

     8.20  Quarterly Royalty Payment and Reports. Royalties under Sections 8.12-
8.17 shall accrue at the time of invoice or, if earlier, transfer of title of the applicable Licensed Products. All royalty amounts that accrue during a particular calendar quarter shall be paid quarterly within [ * ] of the end of the relevant calendar quarter. Each royalty payment shall be accompanied by a statement stating the number, description, and aggregate gross invoiced price and the calculation of Net Sales, by country, of each Licensed Product sold during the relevant calendar quarter.

     8.21 Payment Method. All payments due under this Agreement to Exelixis shall be made by bank wire transfer in immediately available funds to an account designated by Exelixis, in U.S. dollars. All payments made by BMS under this
Article 8 shall be nonrefundable and, unless expressly provided otherwise, noncreditable.

     8.22 Taxes. Exelixis shall pay any and all taxes levied on account of all payments it receives under this Agreement. If laws or regulations require that taxes be withheld, BMS will (i) deduct those taxes from the remittable payment,
(ii) pay the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to Exelixis within [ * ] following that tax payment.

     8.23 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to Exelixis in the country in local currency by deposit in a local bank designated by Exelixis, unless the Parties otherwise agree.

     8.24 Sublicenses. In the event BMS grants licenses or sublicenses to others to sell Licensed Products which are subject to royalties under any of Sections 8.12-8.16, such licenses or sublicenses shall include an obligation for the licensee or sublicensee to account for and report its sales of Licensed Products on the same basis as if such sales were Net Sales by BMS, and BMS shall pay to Exelixis, with respect to such sales, royalties as if such sales of the licensee or sublicensee were Net Sales of BMS.

     8.25 Foreign Exchange. The rate of exchange to be used in computing Net Sales and the amount of currency equivalent in United States dollars due Exelixis shall be made at the rate of exchange quoted as of the end of the day on the last business day of the applicable royalty period (calendar quarter period) in the Wall Street Journal.

     8.26 Records; Inspection. BMS shall keep complete and accurate records pertaining to the sale or other disposition of the Licensed Products commercialized hereunder by BMS and its Affiliates, in sufficient detail to permit Exelixis to confirm the accuracy of all payments due hereunder. For a period of [ * ] after the royalty period to which the records relate, Exelixis shall have the right to cause an independent, certified public accountant reasonably acceptable to BMS

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      48.

(and who has executed a confidentiality agreement with BMS reasonably acceptable to BMS) to audit such records to confirm the Net Sales and royalty payments; provided, however, that such auditor shall not disclose BMS' confidential information to Exelixis, except to the extent such disclosure is necessary to verify the amount of royalties and other payments due under this Agreement. In no event may such accountant disclose the names of specific customers, price lists, or the prices charged by BMS to specific customers. A copy of any report provided by such accountant shall be provided to BMS at the time that it is provided to Exelixis. Such audits may be exercised no more than once a year, within [ * ] after the royalty period to which such records relate, upon a mutually acceptable date(s) and upon not less than [ * ] advance notice to BMS, and shall be conducted during normal business hours. Any amounts shown to be owing by such audits shall be paid immediately with interest in the amount of [ * ] per month (or the maximum amount permitted by law, if less) from the date first owed until paid. Exelixis shall bear the full cost of such audit unless such audit discloses a variance in the amounts paid by BMS of more than [ * ] from the amount of royalties and/or other payments actually owed. In such case, BMS shall reimburse Exelixis for its out-of-pocket costs to such Third Party for conducting such audit. The terms of this Section 7.4 shall survive any termination or expiration of this Agreement for a period of [ * ]. Nothing in this Section shall be construed to allow such accountant to review research records of BMS and its Affiliates.

9.   Intellectual Property

     9.1  Ownership.

          (a) Each Party shall own the entire right, title and interest in and to any and all of its Pre-existing Inventions, and Patents covering such Pre-existing Inventions.

          (b) Each Party shall own the entire right, title and interest in and to any and all of its Sole Inventions, and Patents covering such Sole Inventions. BMS and Exelixis shall each own an undivided one-half interest in and to any and all Joint Inventions and Joint Patents, with inventorship to be determined under the patent laws of the United States. BMS and Exelixis as joint owners each shall have the right to grant licenses under Joint Patents, but subject to the exclusive license rights granted by one Party to another hereunder.

          (c) Exelixis shall own the entire right, title and interest in and to any and all Improvement Inventions made by Exelixis, either to the Exelixis Core Technology or the BMS Core Technology, and Patents covering such Improvement Inventions. BMS shall own the entire right, title and interest in and to any and all Improvement Inventions made by BMS, either to the BMS Core Technology or the Exelixis Core Technology, and Patents covering such Improvement Inventions.

     9.2 Disclosure. Each Party shall submit a written report to the JMT within sixty (60) days of the end of each quarter describing any Sole Invention, Joint Invention or Improvement Invention arising during the prior quarter during the Research Term in the course of the Collaboration which it believes may be patentable and to which the other Party is granted an exclusive or non-exclusive license under this Agreement. The JMT shall decide whether to file a patent application for a Joint Invention as discussed in Section 9.3(b).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      49.

     9.3  Patent Prosecution and Maintenance; Abandonment.

          (a) Pre-existing, Sole and Improvement Inventions. Except as otherwise provided below in this Section 9.3, each Party shall retain control over and bear all expenses associated with the filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Patents claiming its Pre-existing Inventions, its Sole Inventions and those Improvement Inventions that it solely owns and shall have the sole right and absolute discretion to abandon same and to take all decisions with respect to filing, prosecution, maintenance and abandonment of same.

          (b) Joint Inventions. The JMT shall establish the patent strategy for all Joint Inventions and supervise and direct the filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Patents covering Joint Inventions. The JMT shall provide each Party with (i) drafts of any new patent application that covers a Joint Invention prior to filing that application, allowing adequate time for review and comment by the Party if possible; provided, however, the JMT shall not be obligated to delay the filing of any patent application; and (ii) copies of all correspondence from any and all patent offices concerning patent applications covering Joint Inventions and an opportunity to comment on any proposed responses, voluntary amendments and submissions of any kind to be made to any and all such patent offices. BMS shall have the first right, but not the obligation, to file, prosecute and maintain Joint Patents claiming particular Joint Inventions that constitute Improvement Inventions to the BMS Core Technology or that are licensed to BMS under Section 6.1 hereof in such countries as selected by BMS. BMS shall reasonably consider any recommendations provided by Exelixis regarding patent filing, prosecution, and/or maintenance of any such patents pertaining thereto, but the final decision as to filing, prosecution, maintenance and abandonment matters shall rest with BMS. In the event that Exelixis desires that BMS file and prosecute a patent application claiming such a Joint Invention, and BMS does not file such a patent application within [ * ] of such request, or decides to abandon prosecution of such a filed application or maintenance of an issued Joint Patent, then Exelixis may thereafter file, prosecute (including any interferences, reissue proceedings and reexaminations) and/or maintain at Exelixis' expense and in the name of Exelixis and BMS the patent(s) claiming such particular Joint Inventions, and BMS agrees to cooperate reasonably with Exelixis in such efforts. Exelixis shall have the first right, but not the obligation, to file, prosecute and maintain Joint Patents claiming particular Joint Inventions that constitute Improvement Inventions to the Exelixis Core Technology in such countries as selected by Exelixis. Exelixis shall reasonably consider any recommendations provided by BMS regarding patent filing, prosecution, and/or maintenance of any such patents pertaining thereto, but the final decision as to filing, prosecution (including any interferences, reissue proceedings and reexaminations) maintenance and abandonment matters shall rest with Exelixis. In the event that BMS desires that Exelixis file and prosecute a patent application claiming such a Joint Invention, and Exelixis does not file such a patent application within [ * ] of such request, or decides to abandon prosecution of such a filed application or maintenance of an issued Joint Patent, then BMS may thereafter file, prosecute (including any interferences, reissue proceedings and reexaminations) and/or maintain [ * ] and in the name of Exelixis and BMS the patent(s) claiming such particular Joint Inventions, and Exelixis agrees to cooperate reasonably with BMS in such efforts.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      50.

     (c) Selected and Product Target Exelixis Sole Inventions. For Sole Inventions made by Exelixis relating to the composition or use of any Selected Targets or Product Targets that, although non-exclusively licensed to BMS under
Article 6, have not yet become Pursued Disclosed Targets or upon which Exelixis has commenced Independent Research within the Field as permitted under the Agreement, the following shall apply:

          (i) Exelixis shall have the first right, but not the obligation, to file, prosecute and maintain the Patents claiming such Inventions. Exelixis shall reasonably consider any recommendations provided by BMS regarding patent filing, prosecution (including any interferences, reissue proceedings and reexaminations), and/or maintenance of such Patents for uses within the Field, but the final decision as to filing, prosecution, maintenance, and abandonment matters shall rest with Exelixis; provided, however, that if Exelixis declines to file, prosecute or maintain a Patent in a given country, BMS may elect to become the controlling Party by taking over, in the name of Exelixis and, subject to Section 9.3(b), at BMS' sole expense thereafter, the filing, prosecution (including any interferences, reissue proceedings and reexaminations), and maintenance of any such patent application or patent covering such Invention in any country, in which event the final decision as to filing and/or prosecution matters shall rest with BMS.

          (ii) With respect to such Patents for which Exelixis remains the controlling Party under this Section 9.3(c), Exelixis shall be responsible for any out-of-pocket costs incurred by it, and BMS [ * ] after presentation of an invoice and appropriate substantiation of the costs incurred, for all [ * ] of such [ * ] by Exelixis to Third Parties after the Effective Date with respect to the filing, prosecution and maintenance of such Patents [ * ] until such time as BMS no longer has any de facto exclusive license rights under this Agreement to a given Selected Target as a result of such Target becoming a Pursued Disclosed Target or Exelixis having commenced Independent Research on such Target within the Field as permitted in the Agreement or as a result of a conversion of such rights to semi-exclusive or non-exclusive in accordance with the terms of Sections 4.11, 4.12, 6.3(b), and/or 6.3(c) as the case may be, at which time, [
* ] after such date with respect to any Patents in any country covering the composition or use of such Pursued Disclosed Target. With respect to those Patents where BMS is the controlling Party under this Section 9.3(c), [ * ] and Exelixis shall reimburse BMS, within sixty (60) days after presentation of an invoice and appropriate substantiation of the costs incurred, for fifty percent (50%) of such out-of-pocket costs incurred by BMS to Third Parties after the Effective Date with respect to the filing, prosecution and maintenance of such Patents ("Costs") until such time BMS no longer has any de facto exclusive license rights within the Field under this Agreement to a given Selected Target as a result of such Target becoming a Pursued Disclosed Target or Exelixis having commenced Independent Research on such Target within the Field as permitted in the Agreement or as a result of a conversion of such rights to semi-exclusive or non-exclusive in accordance with the terms of Sections 4.11, 4.12, 6.3(b), and/or 6.3(c) as the case may be, at which time, BMS shall no longer be the controlling Party and shall transfer responsibility for the filing, prosecution, and maintenance of such Patents to Exelixis, and after such transfer Exelixis shall be responsible for one hundred percent (100%) of the Costs incurred thereafter with respect to any Patents in any country covering the composition or use of such Pursued Disclosed Target.

          (iii) Notwithstanding the foregoing, BMS may [ * ], as provided above, with respect to any particular patent application or issued patent within the Exelixis Patents that claims a given Invention, on a country-by-country basis, in which case such patent application or

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.
                                      51. (1)
patent in such country(ies) shall thereafter be excluded from the Exelixis Patents licensed to BMS hereunder for all purposes under this Agreement.

          (d) Pursued Disclosed Target Exelixis Sole Inventions. For Sole Inventions made by Exelixis relating to the composition or use of any Pursued Disclosed Targets, the following shall apply:

               (i) Exelixis shall have the first right, but not the obligation, to file, prosecute and maintain the Patents claiming such Inventions. Exelixis shall reasonably consider any recommendations provided by BMS regarding patent filing, prosecution (including any interferences, reissue proceedings and reexaminations), and/or maintenance of such Patents for uses within the Field, but the final decision as to filing, prosecution, maintenance, and abandonment matters shall rest with Exelixis; provided, however, that if Exelixis declines to file, prosecute or maintain a Patent in a given country, BMS may elect to become the controlling Party by taking over, in the name of Exelixis and [ * ] thereafter, the filing, prosecution (including any interferences, reissue proceedings and reexaminations), and maintenance of any such patent application or patent covering such Invention in any country, in which event the final decision as to filing and/or prosecution matters shall rest with BMS.

               (ii) Where Exelixis is the controlling Party, Exelixis shall be responsible for any Costs incurred by it, without contribution by BMS. [ * ] and Exelixis shall reimburse BMS, within sixty (60) days after presentation of an invoice and appropriate substantiation of the costs incurred, for all one hundred percent (100%) of such out-of-pocket costs [ * ] after the Effective Date with respect to the filing, prosecution and maintenance of such Patents ("Costs").

          (e) Novel Target Exelixis Sole Inventions. For Sole Inventions made by Exelixis relating to the composition or use of any Novel Targets that are exclusively licensed to BMS under Section 6.1(c), the following shall apply: BMS shall have the first right, but not the obligation, to file, prosecute (including any interferences, reissue proceedings and reexaminations) and maintain Patents claiming such Inventions, [ * ] and in the name of Exelixis, in such countries as selected by BMS. BMS shall reasonably consider any recommendations provided by Exelixis regarding patent filing, prosecution, and/or maintenance of any such patents pertaining thereto, but the final decision as to filing, prosecution, maintenance and abandonment matters shall rest with BMS. In the event that Exelixis desires that BMS file and prosecute a patent application claiming a particular Invention in a given country, and BMS does not file such a patent application within one hundred twenty (120) days of such request, or decides to abandon prosecution of such a filed application or maintenance of an issued Patent in a given country, then Exelixis may thereafter file, prosecute (including any interferences, reissue proceedings and reexaminations) and/or maintain, at Exelixis' expense and in the name of Exelixis, the patent(s) claiming such particular Inventions in such country, in which case such patent application or patent in such country(ies) shall thereafter be excluded from the Exelixis Patents licensed to BMS hereunder for all purposes under this Agreement.

The foregoing provisions of subsection (e) are subject to the following: If BMS' rights under Section 6.1(c) have been terminated or converted to semi-exclusive or non-exclusive in accordance with the terms of this Agreement, then, regardless of which Party was previously the controlling Party, Exelixis shall thereafter have the right, but not the obligation, to file, prosecute (including any interferences, reissue proceedings and reexaminations), and/or maintain, at Exelixis' expense and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      52.(1)
in its name, such patent applications and patents relating to such converted rights, without contribution or reimbursement from BMS.

     (f) BMS Patents Licensed to Exelixis. For BMS Patents that are licensed to Exelixis under Sections 6.3(a), 6.3(b) and/or 6.3(c) based on BMS' Sole Inventions, the following shall apply:

          (i) BMS shall retain the first right, but not the obligation, to file, prosecute and maintain the Patents claiming such Inventions. BMS shall reasonably consider any recommendations provided by Exelixis regarding patent filing, prosecution (including any interferences, reissue proceedings and reexaminations), and/or maintenance of such Patents for uses within the Field, but the final decision as to filing, prosecution, maintenance, and abandonment matters shall rest with BMS; provided, however, that if BMS declines, or fails by any date that is sixty (60) days before an applicable due date or date where rights would be lost, to file, prosecute or maintain a Patent in a given country, Exelixis may elect to become the controlling Party by taking over, in the name of BMS and at Exelixis' sole expense thereafter, the filing, prosecution (including any interferences, reissue proceedings and reexaminations), and maintenance of any such patent application or patent covering such Invention in any country, in which event the final decision as to filing and/or prosecution matters shall rest with Exelixis.

          (ii) With respect to such Patents licensed to Exelixis under Sections 6.3(b) or 6.3(c) for which BMS remains the controlling Party, Exelixis shall reimburse BMS within sixty (60) days after presentation of an invoice and appropriate substantiation of the out-of-pocket costs, for seventy-five percent (75%) of such out-of-pocket costs incurred by BMS to Third Parties prior to and after the Effective Date that such Patent was licensed to Exelixis, until such time, if any, as BMS may elect pursuant to Section 4.11 to continue to pursue or recommences pursuit of an Abandoned Target or may elect to continue to pursue a Novel Target (with respect to a Biotherapeutic Product only), at which time [ *] Exelixis reimbursing BMS for fifty percent (50%) of the out-of-pocket costs incurred by BMS thereafter). Where Exelixis is the controlling Party, Exelixis shall be solely responsible for any out-pocket costs incurred by it, until such time, if any, as [ * ] pursuant to Section 4.11 to continue to pursue, or recommences pursuit of an Abandoned Target or as [ * ] to continue to pursue a Novel Target (with respect to a Biotherapeutic Product only), at which time
[ * ] before and thereafter (unless BMS elects to reassume control of such prosecution, in which case Exelixis shall reimburse BMS for twenty-five (25%) of the out-of-pocket costs incurred by BMS thereafter.

        (iii) With respect to such Patents licensed to Exelixis under Section 6.3(a) for which BMS remains the controlling Party, Exelixis shall reimburse BMS, within sixity (60) days after presentation of an invoice and appropriate substantiation of the out-of-pocket costs, for fifty percent (50%) of such out-of-pocket costs incurred by BMS to Third Parties prior to and after the Effective Date that such Patent was licensed to Exelixis. Where Exelixis is the controlling Party, Exelixis shall be solely responsible for any out-of-pocket costs incurred by it, but, within [ * ].

          (iv) Notwithstanding the foregoing provisions of this Section 9.3(f), Exelixis may decline to pay BMS for such costs for which Exelixis may be responsible, as provided above, with respect to any particular patent application or issued patent within the BMS Patents that claims a given Sole Invention of BMS, on a country-by-country basis, in which case such patent application or patent in such country(ies) shall thereafter be excluded from [ * ] hereunder for all purposes under this Agreement.

     (g) Cooperation. The controlling Party under Sections 9.3(b), (c), (d) (e) and (f) as the case may be, shall provide the non-controlling Party with copies of all documents, correspondence and referenced materials filed or received by the controlling Party in prosecuting and maintaining the applicable patents and Joint Patents controlled by it where (i) the controlling Party is obligated to consult with or to consider recommendations by the non-controlling Party

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      53.

regarding such prosecution, (ii) rights under the applicable Patent are granted to the non-controlling Party hereunder, or (iii) the non-controlling Party potentially has the right to assume control of the filing or prosecution of such Patent under the conditions set forth in such Section. Such copies shall be provided promptly after receipt, with respect to communications to or from applicable patent authorities, and sufficiently in advance of the controlling Party's filing or otherwise communicating any such documents to allow the non-controlling Party reasonable time to review such materials and comment thereon prior to filing. The non-controlling Party will provide the controlling Party all reasonable assistance, at the controlling Party's expense, in prosecuting and maintaining such patents. All counsel used by the controlling Party for filing, prosecuting and maintaining such applications shall be subject to the approval of the non-controlling Party (not to be unreasonably withheld), and the Parties will endeavor to select competent, cost-effective counsel for same.

     9.4  Enforcement of Patent Rights.

          (a) Each Party shall have the sole right, but not the obligation, to institute, prosecute or control any action or proceeding with respect to infringement by a Third Party of one or more issued Patents covering such Party's Pre-existing Inventions or those Improvement Inventions solely owned by such Party pursuant to Section 9.1(c). Each Party shall have the sole right, but not the obligation, to institute, prosecute or control any action or proceeding with respect to infringement by a Third Party of one or more issued Patents covering such Party's Pre-existing Inventions or those Improvement Inventions solely owned by such Party pursuant to Section 9.1(c).

          (b) Except as provided in Section 9.4(d), if any issued Patent covering a Sole Invention of Exelixis is infringed by Third Party activity, and if (1) such infringement will, or can reasonably be expected to, result in loss of sales of an existing Licensed Product, or (2) is a Patent as to which BMS is controlling the maintenance thereof under Section 9.3, then BMS shall have the first right, but not the obligation, to institute, prosecute or control any action or proceeding with respect to such infringement by counsel of its own choice, and Exelixis shall have the right to participate in such action and to be represented by counsel of its own choice. If BMS fails to bring an action or proceeding within ninety (90) days after having received written notice of such infringement from Exelixis, then Exelixis shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice, and BMS shall have the right to participate in such action and to be represented by counsel of its own choice.

          (c) Except as provided in Section 9.4(d), if either Party becomes aware of any Third Party activity that infringes an issued Patent covering a Joint Invention, then that Party shall give prompt written notice to the other Party within thirty (30) days after knowledge of such infringement comes to the attention of, in the case of BMS, its in-house patent counsel and, in the case of Exelixis, its senior management. If BMS is then controlling the maintenance of such Patent, BMS shall have the first right, but not the obligation, to institute, prosecute or control any action or proceeding with respect to such infringement by counsel of its own choice, and Exelixis shall have the right to participate in such action and to be represented by counsel of its own choice. If BMS fails to bring an action or proceeding within a period of ninety (90) days after receipt of such notice, then Exelixis shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice, and BMS shall have the right to participate

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      54.

in such action and to be represented by counsel of its own choice. If Exelixis is then controlling the maintenance of such Patent, then the parties rights and obligations under the preceding two sentences shall be switched, mutatis mutandis.

     (d) BMS shall have the sole right, but not the obligation, to institute, prosecute or control any action or proceeding with respect to infringement by a Third Party of one or more issued patents owned or Controlled solely by BMS or its Affiliates covering the manufacture, use, or sale of any BMS Product or Licensed Product, and shall be entitled to prosecute and manage all proceedings relating to same (including all decisions relative to litigation, appeal or settlement) in its sole and absolute discretion [ * ].

     (e) If either Party brings any such action or proceeding under Section 9.4(b) or 9.4(c), the other Party agrees (but only where, in the case of a Patent covering an Exelixis Sole Invention, such Party, if not the controlling Party, is the licensor of such Patent) to be joined as a party plaintiff and to give the first Party reasonable assistance and authority to control, file and prosecute the suit as necessary. Each Party shall bear its own costs and expenses for any action or proceeding brought under this Section 9.4. Any damages or other monetary awards recovered shall be applied first to reimburse the reasonable costs and expenses of the Parties in connection with such litigation, and the balance shall be [ * ], and (2) where Exelixis is the controlling party, but BMS has reimbursed Exelixis for some portion of the Costs of prosecution, filing or maintaining such Patent in a given country of infringement, [ * ]. No settlement or consent judgment or other voluntary final disposition of a suit under Section 9.4(b) or 9.4(c) may be entered into by a Party that is controlling the action in a manner that materially adversely affects the rights of the other Party or would require payment of any amounts by such other Party to a Third Party, without the consent of such other Party.

     (f) If either Party becomes aware of any Third Party activity that infringes a BMS Patent licensed to Exelixis under Section 6.3, then that Party shall give prompt written notice to the other Party within thirty (30) days after knowledge of such infringement comes to the attention of, in the case of BMS, its in-house patent counsel and, in the case of Exelixis, its senior management. If Exelixis is then controlling the maintenance of such Patent, Exelixis shall have the first right, but not the obligation, to institute, prosecute or control any action or proceeding with respect to such infringement by counsel of its own choice, and BMS shall have the right to participate in such action and to be represented by counsel of its own choice. If Exelixis fails to bring an action or proceeding within a period of ninety (90) days after receipt of such notice, then BMS shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice, and Exelixis shall have the right to participate in such action and to be represented by counsel of its own choice. If BMS is then controlling the maintenance of such Patent, then the parties rights and obligations under the preceding two sentences shall be switched, mutatis mutandis. If either Party brings any such action or proceeding, the other Party agrees to be joined as a party plaintiff and to give the first Party reasonable assistance and authority to control, file and prosecute the suit as necessary. Each Party shall bear its own costs and expenses for any action or proceeding brought under this Section 9.4(f). Any damages or other monetary awards recovered shall be applied first to reimburse the reasonable costs and expenses of the Parties in connection with such litigation, and the balance [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      55.

     9.5 Copyright Registrations. Copyrights and copyright registrations on copyrightable subject matter shall be filed, prosecuted, defended, and maintained, and the Parties shall have the right to pursue infringers of any copyrights owned or Controlled by it, in substantially the same manner as the Parties have allocated such responsibilities, and the expenses therefor, for patent rights under this Article 9.

10.  Confidentiality

     10.1 Nondisclosure of Confidential Information. All Information disclosed by one Party to the other Party pursuant to this Agreement shall be "Confidential Information" for all purposes hereunder. The Parties agree that during the term of this Agreement, and for a period of [ * ] after this Agreement expires or terminates, a Party receiving Confidential Information of the other Party will (i) use commercially reasonable efforts to maintain in confidence such Confidential Information (but not less than those efforts as such Party uses to maintain in confidence its own proprietary industrial information of similar kind and value) and not to disclose such Confidential Information to any Third Party without prior written consent of the other Party, except for disclosures made in confidence to any Third Party under terms consistent with this Agreement and made in furtherance of this Agreement or of rights granted to a Party hereunder, and (ii) not use such other Party's Confidential Information for any purpose except those permitted by this Agreement.

     10.2 Exceptions. The obligations in Section 10.1 shall not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent proof:

          (a) Is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder; or

          (b) Was known to the receiving Party or any of its Affiliates, without obligation to keep it confidential, prior to disclosure by the disclosing Party; or

          (c) Is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without obligation to keep it confidential; or

          (d) Is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party; or

          (e) Has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information.

     10.3 Authorized Disclosure. A Party may disclose the Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

          (a) Filing or prosecuting Patents relating to Sole Inventions, Joint Inventions or Licensed Products;

          (b)  Regulatory filings;


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      56.

          (c)  Prosecuting or defending litigation;

          (d)  Complying with applicable governmental regulations; and

          (e) Disclosure, in connection with the performance of this Agreement (including conducting preclinical or clinical trials of Licensed Products) and where not prohibited by this Agreement, to Affiliates, sublicensees, research collaborators, employees, contractors, consultants, or agents, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 10 (but with the duration to be limited to not less than [ * ] from date of disclosure).

     The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties. Such terms may be disclosed by a Party to investment bankers, investors, and potential investors, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 10. In addition, a copy of this Agreement may be filed by Exelixis with the Securities and Exchange Commission in connection with any public offering of Exelixis securities. In connection with any such filing, Exelixis shall endeavor to obtain confidential treatment of economic and trade secret information to the maximum practical extent. Further, Exelixis agrees to consult with BMS on the provisions of this Agreement to be redacted in any filings made by Exelixis with the United States Securities and Exchange Commission or as otherwise required by law.

     In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information except as permitted hereunder.

     10.4 Termination of Prior Agreements. This Agreement supersedes the Mutual Confidential Disclosure Agreement between Exelixis and BMS dated November 24, 1998. All Information exchanged between the Parties under those earlier Agreements shall be deemed Confidential Information and shall be subject to the terms of this Article 10 and shall, if patentable, be treated as a Pre-existing Invention of the disclosing Party.

     10.5 Publicity. The Parties agree to make a public announcement of the execution of this Agreement promptly after its execution by both parties through a release in the form attached as Exhibit D. Any other publication, news release or other public announcement relating to this Agreement or to the performance hereunder, shall first be reviewed and approved by both Parties; provided, however, that any disclosure which is required by law as advised by the disclosing Party's counsel may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such legally required disclosure and to the extent practicable shall provide the other Party an opportunity to comment on the proposed disclosure.

     10.6 Publications. Neither Party shall publish or present the results of studies carried out under this Agreement without the opportunity for prior review by the other Party. Subject to Section 10.3, each Party agrees to provide the other Party the opportunity to review any proposed abstracts, manuscripts or presentations (including verbal presentations) which relate to any Selected Target, Pursued Disclosed Target, Product Target and/or any Mammalian Target

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      57.

directly relating thereto, or, until such Product is in Phase II development, a Product at least thirty (30) days prior to its intended submission for publication and agrees, upon request, not to submit any such abstract or manuscript for publication until the other Party is given a reasonable period of time (not to exceed sixty (60) days) to secure patent protection for any material in such publication which it believes to be patentable; provided, however, that Exelixis shall not have any right to review and approve any such publications made by BMS and its academic collaborators/investigators to the extent directly concerning post-clinical, clinical, or pre-clinical results pertaining to a Collaboration Compound or Licensed Product, or to the extent relating solely to any Unlinked Related Target. Both Parties understand that a reasonable commercial strategy may require delay of publication of information or filing of patent applications. The Parties agree to review and consider delay of publication and filing of patent applications under certain circumstances. The JMT will review such requests and recommend subsequent action. Neither Party shall have the right to publish or present Confidential Information of the other Party which is subject to Section 10.1. Nothing contained in this Section 10.6 shall prohibit the inclusion of Confidential Information of the other Party generated by either Party during the Research Term as part of the Collaboration that is necessary for a patent application to be filed by a Party, so long as the nonfiling Party is given a reasonable opportunity to review the information to be included prior to submission of such patent application; provided, that neither party may use in such filings any Confidential Information of the other Party generated prior to the Effective Date or, in the case of Exelixis, any BMS Confidential Information disclosed to it that was not obtained through the material use of Exelixis-generated Confidential Information (and that remained confidential to Exelixis at the time of use by BMS). Any disputes between the Parties regarding delaying a publication or presentation to permit the filing of a patent application shall be referred to the JMT.

11.  Term and Termination

     11.1 Term. This Agreement shall become effective on the Effective Date and shall remain in effect until terminated in accordance with the terms hereof or by mutual written agreement. Termination of the Research Term shall not constitute termination of this Agreement.

     11.2  Termination for Material Breach.

          (a) If either Party believes that the other is in material breach of this Agreement (including without limitation any material breach of a representation or warranty made in this Agreement), then the non-breaching Party may deliver notice of such breach to the other Party. In any such notice, the non-breaching Party shall identify in detail the basis for breach and identify the actions or conduct that such Party would consider to be an acceptable cure of such breach. The allegedly breaching Party shall have ninety (90) days to either cure such breach or, if cure cannot be reasonably effected within such ninety (90) day period, to deliver to the other Party a plan for curing such breach which is reasonably sufficient to effect a cure. Such a plan shall set forth a program for achieving cure as rapidly as practicable. Following delivery of such plan, the breaching Party shall use Diligent Efforts to carry out the plan and cure the breach.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      58.

          If the Party receiving notice of breach fails to cure such breach within the [ * ], or the Party providing the notice reasonably determines that the proposed corrective plan or the actions being taken to carry it out is not commercially practicable, the Party originally delivering the notice may declare a breach hereunder upon [ * ] advance written notice; provided, that:

          (1) Exelixis may not exercise termination under this Section 11.2, with respect to matters covered by Sections 4.9 or 4.10 hereof;

          (2) If such breach is specific as to a given Collaboration Compound or Licensed Product, such termination shall not be as to the whole agreement, but only as to such license rights as granted hereunder to BMS with respect to such Collaboration Compound or Licensed Product;

          (3) If such breach is specific to given Patent rights licensed by a Party to the breaching Party under Article 6 hereof, then such termination shall not be as to the whole agreement but only as to such licensed rights as pertain to such Patent; and

          (4) If such breach is specific to a right licensed to, or an obligation assumed by, the breaching Party with respect to the licensing Party's Core Technology under Article 5 hereof, then the licensing Party shall not have the right to terminate, unless either (A) such breach is a willful and intentional breach or grossly negligent breach of the non-disclosure obligations or limitations on the scope of the licensee's license rights, or (B) in the case of any other curable, material breach of a right licensed to, or an obligation assumed by, the breaching Party with respect to the licensing Party's Core Technology under Article 5 hereof, such breaching Party fails to take diligent steps to cure such breach after notice thereof, in which case such termination shall not be as to the whole agreement but only as to the rights licensed to the other Party with respect to the licensing Party's Core Technology as to which the licensee Party committed and (if applicable) failed to cure the breach; and

          (5) If such breach involves an alleged failure to pay a milestone payment or royalty amount believed by Exelixis to be owed by BMS, but BMS in good faith disputes such payment obligations, and an arbitration was held to resolve the dispute which arbitration ruled that such amount (or some other amount) is owed by BMS, then this Agreement may not be terminated by Exelixis unless BMS fails to pay such amount as determined to be owed under such arbitration within thirty (30) days after the date of such arbitration ruling.

     (b) If a Party gives notice of termination under this Section 11.2 and the other Party disputes whether such notice was proper, then the issue of whether this Agreement has been terminated shall be resolved in accordance with Section
14.1. If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be deemed to have been effective thirty (30) days following the date of the notice of termination. If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall have remained in effect.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      59.

     11.3 Change in Control. If, during the Research Term, Exelixis or any Exelixis Affiliate controlling Exelixis, experiences a "pharmaceutical change in control" (as defined below), then BMS shall have the right to terminate the Research Program at anytime thereafter, effective upon not less than six (6) months' prior written notice to Exelixis (or its successor). Exelixis shall continue to perform its duties under the Mode of Action Program and this Agreement during such notice period. Other than such payments, BMS shall have no further payment obligations or liability to Exelixis with respect to the termination of the Research Term, except for such milestone and royalty obligations as BMS may otherwise have thereafter under this Agreement with respect to the development and commercialization of Collaboration Compounds and Licensed Products and New Indications.

             For purposes of this Agreement, the term "pharmaceutical change in control" shall mean any sale of voting securities, any sale of assets, or any merger, consolidation or similar transaction which, directly or indirectly, (i) transfers over fifty percent (50%) of the assets of Exelixis which relate to the subject matter of this Agreement to any "Qualifying Pharmaceutical Entity" (as defined in Section 5.5(e) hereof) or any of its Affiliates, or (ii) results in any Qualifying Pharmaceutical Entity or any of its Affilliates becoming the beneficial owner, directly or indirectly, of more than fifty percent (50%) of those securities of Exelixis entitled to vote for the election of the directors of Exelixis.


     11.4    Effect of Termination; Survival.

             (a) Upon any termination by Exelixis of this Agreement (or the applicable aspect or portion thereof) pursuant to Section 11.2:

                     (i) all rights and licenses granted by Exelixis to BMS under Article 5 and 6 will terminate, except where termination of such licenses and covenants is qualified and limited by sections 11.2(a)(1)-(5) hereof, in which event BMS shall retain the rights and licenses not terminated; and

                     (ii) BMS shall, within sixty (60) days of such termination, return all Confidential Information of Exelixis pertaining to the terminated rights and licenses, and Exelixis shall return all BMS Compounds provided to it that relate to such terminated rights; and

                    (iii) BMS shall cease to use any Research Results, Exelixis Patents or other Confidential Information of Exelixis that comprise or relate to such terminated rights, except to the extent reasonably required by BMS in order to continue to develop and commercialize any Collaboration Compounds and Licensed Products then in development subject to the payment by BMS of any milestones and royalties that would otherwise be due on same; provided that, notwithstanding the foregoing, in the event BMS has twice materially breached its payment obligations with respect to milestones and/or royalties due on a particular Collaboration Compound or Licensed Product and has failed to cure same within the notice period set forth in Section 11.2, then effective immediately upon the third such material breach not cured within such cure period, all of BMS' rights to such Collaboration Compound or Licensed Product shall terminate, and BMS shall immediately cease commercializing such Collaboration Compound or Licensed Product and cease using the related Research Results, Exelixis Patents and other Confidential Information of Exelixis with respect to commercializing such Collaboration Compound or Licensed Product;

                    (iv) Exelixis may continue to use the rights licensed to it under Articles 5 and 6 hereof in accordance with, and subject to the terms and conditions of, this Agreement; and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      60.(1)

          (v) Exelixis shall not be obligated to disclose or license to BMS any Improvement Inventions made thereafter by it to the Exelixis Core Technology or BMS Core Technology after such termination date.

     (b)  Upon any termination of this Agreement by BMS pursuant to Section
11.2:

          (i) all licenses granted by BMS to Exelixis under Articles 5 and 6 will terminate, except where termination of such licenses and covenants is qualified and limited by sections 11.2(a)(1)-(5) hereof, in which event Exelixis shall retain the rights and licenses not terminated;

          (ii) Exelixis shall, within sixty (60) days of such termination, return all Confidential Information of BMS pertaining to the terminated rights and licenses, and Exelixis shall return all BMS Compounds provided to it that relate to such terminated rights;

          (iii) Exelixis and its (sub)licensees may continue to use outside the Field any data and research results obtained by it from the use prior to termination of the licensed rights that are terminated hereunder and may continue to develop and commercialize any compounds (and products incorporating same) thereafter outside the Field based on the exercise of such rights outside the Field prior to termination, provided that Exelixis and its (sub)licensees do not infringe any Valid Claims of any BMS Patents or use, except to the extent relating to any unterminated rights and licenses and except as otherwise permitted under this Agreement, any Confidential Information of BMS or Exelixis-generated Research Results in doing so; and

          (iv) BMS' rights under Articles 5 and 6 shall survive, and BMS may continue to use such rights licensed to it in accordance with, and subject to the terms and conditions of, this Agreement, and provided further that, with respect to exercise of the rights granted under Article 6, BMS complies with the payment terms and conditions of Article 8 of this Agreement; and

          (v) BMS shall not be obligated to disclose or license to Exelixis any Improvement Inventions made thereafter by it to the Exelixis Core Technology or BMS Core Technology after such termination date.

     (c)  Upon termination of the Research Term as provided in Section 11.3:

          (i)   Exelixis shall return all BMS Compounds provided to it;

          (ii) BMS' and Exelixis' rights under Articles 5 and 6 shall survive, and BMS and Exelixis each may continue to use such rights licensed to it in accordance with, and subject to the terms and conditions of, this Agreement; and

          (iii) Neither Party shall be obligated to disclose or license to the other Party any Improvement Inventions made thereafter by it to its Core Technology or the other Party's Core Technology after such termination date.

     (d)  Upon any termination of this Agreement by BMS pursuant to Section 3.2:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      61.

          (i)   all licenses granted by each Party to the other Party under
Article 6 will terminate;

          (ii) Each Party shall, within sixty (60) days of such termination, return all Confidential Information of the other Party pertaining to the terminated rights and licenses, and Exelixis shall return all BMS Compounds provided to it;

          (iii) BMS shall cease all use of any Targets and other Research Results disclosed by Exelixis and any mammalian orthologues of such Targets identified by use of such Collaboration information, unless and until such mammalian orthologues, and their relevance to the applicable BMS Compounds, are disclosed publicly or to BMS by a Third Party or are independently discovered by BMS employees without use of such Research Results; and

          (iv) Neither Party shall be obligated to disclose or license to the other Party any Improvement Inventions made thereafter by it to its Core Technology or the other Party's Core Technology after such termination date.

     (e) In the event of termination of this Agreement pursuant to Section 11.2, 11.3 or 3.2, the following provisions of this Agreement shall survive:
Articles 1, 9, 10, 13 and 14 and Sections 3.6, 3.7 (last sentence), 3.8, 4.15,
4.17 (last sentence), 5.7(c), 5.8, 11.4(f), 12.1, 12.3, 12.4 and 12.5, as well as those other provisions of this Agreement as are necessary to give effect to any surviving rights and licenses described in Section 11.4 hereof.

     (f) In any event, termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation.

12.  Representations and Covenants

     12.1 Mutual Authority. Exelixis and BMS each represents and warrants to the other that (i) it has the authority and right to enter into and perform this Agreement, (ii) this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms, subject to applicable limitations on such enforcement based on bankruptcy laws and other debtors' rights, and (iii) its execution, delivery and performance of this Agreement will not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     12.2 Rights in Technology. During the term of this Agreement, each Party will use commercially reasonable efforts not to diminish the rights under its Pre-existing Inventions, Sole Inventions or Joint Inventions granted to each other herein, including without limitation by not committing or permitting any acts or omissions which would cause the breach of any agreements between itself and Third Parties which provide for intellectual property rights applicable to the development, manufacture, use or sale of Licensed Products. Each Party agrees to provide promptly the other Party with notice of any such alleged breach. As of the Effective Date, each

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      62.

Party is in compliance in all material respects with any aforementioned agreements with Third Parties.

     12.3 Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates, provided, however, that each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In particular, if any Affiliate of a Party participates in research under this Agreement or with respect to Collaboration Compounds, (i) the restrictions of this Agreement which apply to the activities of a Party with respect to Selected Targets and Collaboration Compounds shall apply equally to the activities of such Affiliate, and (ii) the Party affiliated with such Affiliate shall assure, and hereby guarantees, that any intellectual property developed by such Affiliate shall be governed by the provisions of this Agreement (and subject to the licenses set forth in Article 6) as if such intellectual property had been developed by the Party.

     12.4 Exelixis Representations and Warranties. Exelixis represents and warrants to BMS that as of the Effective Date:

          (a) Exelixis is the owner and/or licensee of the Exelixis Core Technology and of those patents listed on Exhibit C, and that, to the knowledge of the officers of Exelixis, Exelixis has not entered into any agreement that prohibits Exelixis from using or licensing same as contemplated in this Agreement.

          (b) To the knowledge of the officers of Exelixis, (1) the performance by Exelixis of the activities contemplated for it under this Agreement, including without limitation the use of any of its technologies, software developed by it, any compounds or biomaterials (other than the BMS Compounds), any patents Controlled by it (including without limitation the patents listed on Exhibit C), and any know-how in the conduct of the Mode of Action Program and
(2) the rights and licenses to be granted by it hereunder, will not infringe any patents, and with respect to the FlyTag Database, any copyrights, owned by Third Parties.

          (c) There is no action, suit or proceeding pending or, to the knowledge of the officers of Exelixis, that has been threatened in writing by any Third Party against Exelixis which, if adversely determined, would have a material adverse effect upon the ability of Exelixis to use, or license to BMS as contemplated hereunder, any technologies, any software developed by it, any compounds or biomaterials (other than the BMS Compounds), and any know-how, including the without limitation the FlyTag Database and the patents listed on Exhibit C, to perform its obligations under this Agreement.

          (d) The Exelixis Core Technology has not been developed or obtained by Exelixis in violation of any contractual or fiduciary obligation to which Exelixis, any predecessor-in-interest or, to its knowledge, any of its or their employees is or was a party or by misappropriation of the trade secrets of any Third Party.

          (e) To the knowledge of the officers of Exelixis, the issued claims under the Patents listed on Exhibit C are not dominated, as of the Effective Date, by any issued patents of any Third Party in the United States.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      63.

          (f) To the knowledge of the officers of Exelixis, with respect to any Patent, copyright or know-how rights relating to C. elegans or Drosophila that are contained within the Exelixis Core Technology listed on Exhibit C (including without limitation any aspect of the FlyTag Database) that are licensed to Exelixis, Exelixis is not restricted or prevented from licensing such rights to BMS as contemplated in Article 5, except for the restrictions set forth expressly in Section 5.3.

     12.5 BMS Representations and Warranties. BMS represents and warrants to Exelixis that as of the Effective Date:

          (a) BMS is the owner and/or licensee of the BMS Core Technology and of those patents listed on Exhibit B-1, and that, to the knowledge of the officers of BMS, BMS has not entered into any agreement that prohibits BMS from using or licensing same as contemplated in this Agreement.

          (b) Except as otherwise provided on Exhibit E, to the knowledge of the officers of BMS: (1) the performance by BMS of the activities contemplated for it under this Agreement, including without limitation the use of any of its technologies, software developed by it, any compounds or biomaterials, any patents Controlled by it (including without limitation the patents listed on Exhibit B-1), and any know-how in the conduct of the Mode of Action Program and
(2) the rights and licenses to be granted by it hereunder, will not infringe any patents, and with respect to the BMS Software, any copyrights, owned by Third Parties.

          (c) There is no action, suit or proceeding pending or, to the knowledge of the officers of BMS, that has been threatened in writing by any Third Party against BMS which, if adversely determined, would have a material adverse effect upon the ability of BMS to use, or license to Exelixis as contemplated hereunder, any technologies, any software developed by it, any compounds or biomaterials, and any know-how, including the without limitation the BMS Software and the patents listed on Exhibit B-1 to perform its obligations under this Agreement.

          (d) The BMS Core Technology has not been developed or obtained by BMS in violation of any contractual or fiduciary obligation to which BMS, any predecessor-in-interest or, to its knowledge, any of its or their employees is or was a party or by misappropriation of the trade secrets of any Third Party.

          (e) Except as otherwise provided on Exhibit E, to the knowledge of the officers of BMS, the issued claims under the Patents listed on Exhibit B-1 are not dominated, as of the Effective Date, by any issued patents of any Third Party in the United States.

13.  Indemnification and Limitation of Liability

     13.1 Mutual Indemnification. Subject to Sections 13.2, 13.3 and 13.4, each Party hereby agrees to indemnify, defend and hold the other Party, its Affiliates, its licensees, and its and their officers, directors, employees, consultants, contractors, sublicensees and agents (collectively, the "Indemnitees") harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys' fees and costs of litigation incurred by such Indemnitee as to any such Claim (as defined in this Section 13.1) until

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      64.

the indemnifying Party has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by such Third Party against such Indemnitee based on: (a) a breach of warranty by the indemnifying Party contained in this Agreement; (b) breach of this Agreement or applicable law by such indemnifying Party; (c) negligence or willful misconduct of a Party, its Affiliates or (sub)licensees, or their respective employees, contractors or agents in the performance of this Agreement; and/or (d) breach of a contractual or fiduciary obligation owed by it to a Third Party (including without limitation misappropriation of trade secrets).

     13.2 Indemnification by BMS. BMS agrees to indemnify, defend and hold Exelixis, its Affiliates, and its and their officers, directors, employees, consultants, contractors, and agents (collectively, the "Exelixis Indemnitees") harmless from and against any and all damages, losses, liabilities or other amounts payable by any of them to a Third Party claimant, as well as any reasonable attorneys' fees and costs of litigation incurred by such Exelixis Indemnitee as to any such Claim (as defined in this Section 13.2) until BMS has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by such Third Party based on:
(i) [ * ] in connection therewith, but excluding any claim relating to [ * ] (except as provided in (iv) below); (ii) [ * ] Selected Target or Pursued Disclosed Target, or any Mammalian Target [ * ]; (iii) personal injury or death relating to or arising out of the [ * ] Selected Targets, Pursued Disclosed Targets, Mammalian Targets, Collaboration Compounds, Licensed Products, BMS Products, Gene Products; Biotherapeutic Products [ * ] by or on behalf of BMS or its Affiliates, agents or sublicensees; (iv) [ * ] Collaboration Compounds, Licensed Products, BMS Products, Gene Products, Biotherapeutic Products [*];
(v) [ * ] BMS Compounds [ * ]; and (vi) [ * ].

     13.3 Indemnification by Exelixis. Exelixis agrees to indemnify, defend and hold BMS, its Affiliates, and its and their officers, directors, employees, consultants, contractors, and agents (collectively, the "BMS Indemnitees") harmless from and against any and all damages, losses, liabilities or other amounts payable by any of them to a Third Party claimant, as well as any reasonable attorneys' fees and costs of litigation incurred by such BMS Indemnitee as to any such Claim (as defined in this Section 13.3) until Exelixis has acknowledged that it will provide indemnification hereunder with respect to such Claim as provided below, (collectively, "Damages") resulting from claims, suits, proceedings or causes of action ("Claims") brought by any such Third Party based on (i) [ * ] Selected Target, Pursued Disclosed Target, or Candidate Target, or any any Mammalian Target [ * ], including without limitation, for both subparagraphs (A) and (B), [ * ] BMS Compound [ * ]; (ii) [ * ]; (iii) personal injury or death relating to or arising out of the [ * ] Selected Targets; Pursued Disclosed Targets; Mammalian Targets; [ * ] Selected Targets, Pursued Disclosed Targets, and Mammalian Targets; Gene Products; Biotherapeutic Products; [ * ]; (iv) [ * ] Selected Targets; Pursued Disclosed Targets; Mammalian Targets; [ * ] Selected Targets, Pursued Disclosed Targets, Product Targets; and Mammalian Targets; Gene Products; Biotherapeutic Products; [ * ]; and (v) [ * ].

     13.4 Conditions to Indemnification. As used herein, "Indemnitee" shall mean a party entitled to indemnification under the terms of Sections 13.1, 13.2 or 13.3, as applicable. It shall be a condition precedent to an Indemnitee's right to seek indemnification under such Sections 13.1, 13.2 or 13.3:

          (i) shall inform the indemnifying Party under such applicable Section of a Claim as soon as reasonably practicable after it receives notice of the Claim;

          (ii) shall, if the indemnifying Party acknowledges that such Claim falls within the scope of its indemnification obligations hereunder, permit the indemnifying Party to

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      65.

assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Claim (including the right to settle the claim solely for monetary consideration); provided, that the indemnifying Party shall seek the prior written consent (not to be unreasonably withheld or delayed) of any such Indemnitee as to any settlement which would materially diminish or materially adversely affect the scope, exclusivity or duration of any Exelixis Patents licensed to BMS under this Agreement (except that BMS may sublicense such rights if in accordance with this Agreement without the consent of Exelixis), would require any payment by such Indemnitee, would require an admission of legal wrongdoing in any way on the part of an Indemnitee, or would effect an amendment of this Agreement; and

          (iii) shall fully cooperate (including providing access to and copies of pertinent records and making available for testimony relevant individuals subject to its control) as reasonably requested by, and at the expense of, the indemnifying Party in the defense of the Claim.

     Provided that an Indemnitee has complied with the foregoing, the indemnifying Party shall provide attorneys reasonably acceptable to the Indemnitee to defend against any such Claim. Subject to the foregoing, an Indemnitee may participate in any proceedings involving such Claim using attorneys of its/his/her choice and at its/his/her expense. In no event may an Indemnitee settle or compromise any Claim for which it/he/she intends to seek indemnification from the indemnifying Party hereunder without the prior written consent of the indemnifying Party, or the indemnification provided under such Sections 13.1, 13.2 or 13.3, as the case may be, as to such Claim shall be null and void.

     13.5 Limitation of Liability. EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 13.1, EXCEPT FOR BREACHES OF SECTIONS 3.8, 4.11 (AS TO THE USE OF LICENSES GRANTED THEREIN TO EXELIXIS), 4.12, 6.1, 6.2, 6.3, 7.2, 12.1, AND 12.2, AND
ARTICLES 5, 9 AND 10 HEREOF, AND EXCEPT FOR ACTS OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT. For clarification, the foregoing sentence shall not be interpreted to limit or to expand the express rights specifically granted in the sections of this Agreement.

     13.6 Core Technology Disclaimer. EXCEPT AS PROVIDED IN ARTICLE 12 ABOVE, THE BMS CORE TECHNOLOGY PROVIDED HEREUNDER IS PROVIDED "AS IS", AND BMS EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITH RESPECT TO ITS CORE TECHNOLOGY. EXCEPT AS PROVIDED IN ARTICLE 12 ABOVE, THE EXELIXIS CORE TECHNOLOGY PROVIDED HEREUNDER IS PROVIDED "AS IS", AND EXELIXIS EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      66.

WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITH RESPECT TO ITS CORE TECHNOLOGY.

     13.7 Collaboration Disclaimer. EXCEPT AS PROVIDED IN ARTICLE 12 ABOVE, BMS EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITH RESPECT TO ANY RESEARCH RESULTS, TARGETS, DATA, OR INVENTIONS (AND ANY PATENT RIGHTS OBTAINED THEREON) IDENTIFIED, MADE OR GENERATED BY BMS AS PART OF THE COLLABORATION OR OTHERWISE MADE AVAILABLE TO EXELIXIS PURSUANT TO THE TERMS OF THIS AGREEMENT. EXCEPT AS PROVIDED IN ARTICLE 12 ABOVE, EXELIXIS EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITH RESPECT TO ANY RESEARCH RESULTS, TARGETS, DATA, OR INVENTIONS (AND ANY PATENT RIGHTS OBTAINED THEREON) IDENTIFIED, MADE OR GENERATED BY EXELIXIS AS PART OF THE COLLABORATION OR OTHERWISE MADE AVAILABLE TO BMS PURSUANT TO THE TERMS OF THIS AGREEMENT.

14.  Miscellaneous

     14.1    Dispute Resolution.

             (a) In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, other than a dispute addressed in Section 14.3, the Parties shall try to settle their differences amicably between themselves first, by referring the disputed matter to the Joint Management Team, and, if not resolved by the JMT, by referring the disputed matter to the respective Chief Executive Officer of Exelixis and the Senior Vice President - Drug Discovery Research of BMS. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and, within 20 days after such notice, such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within thirty
(30) days of initiating such negotiations, such dispute shall be finally resolved by binding arbitration under Section 14.1(b).

             (b) Any such arbitration shall be held in San Francisco, California, according to the Commercial Arbitration Rules (the "Rules") of the American Arbitration Association. Any arbitration herewith shall be conducted in the English language. The arbitration shall be conducted by one arbitrator who is knowledgeable in the subject matter which is at issue in the dispute and who is selected by mutual agreement of the Parties or, failing such agreement, shall be selected according to the AAA rules. The Parties shall have such discovery rights as the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      67.

arbitrator may allow, consistent with the goal of limiting the cost and time which the Parties must expend for discovery (and provided that the arbitrator shall permit such discovery he/she deems necessary to permit an equitable resolution of the dispute), but in no event broader than that discovery permitted under the Federal Rules of Civil Procedure. In conducting the arbitration, the arbitrator shall apply the California Rules of Evidence, and shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property, as well as specific performance. The arbitrator shall also be able to award direct, indirect and, where permitted by this Agreement, consequential damages, but shall not award any other form of damage (e.g., punitive or exemplary damages). The reasonable fees and expenses, of the arbitrators, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows: If the arbitrators rule in favor of one Party on all disputed issues in the arbitration, the losing Party shall pay one hundred percent (100%) of such fees and expenses; if the arbitrators rule in favor of one Party on some issues and the other Party on other issues, the arbitrators shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The arbitrators shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the arbitration, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses. The decision of the arbitrators shall be final and may be entered, sued on or enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which statute of limitations also shall apply to any claim or disputes subject to arbitration under this Section, shall be determined by binding arbitration pursuant to this Section.

     14.2 Governing Law. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of California, without regard to conflicts of law rules.

     14.3    Certain Disputes. Notwithstanding anything to the contrary in
Section 14.1, either Party may seek immediate injunctive or other interim relief, without resort to the procedures set forth in Section 14.1(a) or (b), from any court of competent jurisdiction with respect any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent rights, copyrights, trade secrets, or trademark rights owned or Controlled by a party or its Affiliates or relating to any breach of Sections hereof.

     14.4 Entire Agreement; Amendment. This Agreement sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      68.

     14.5 Export Control. This Agreement is made subject to any restrictions concerning the export of Products or technical information from the United States of America or other countries which may be imposed upon or related to Exelixis or BMS from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any Products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

     14.6    Bankruptcy.

             (a) All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by each Party to the other Party are, for all purposes of Section 365(n) of Title 11 of the U.S. Code ("Title 11"), licenses of rights to intellectual property as defined in Title 11. Each Party agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against either Party (the "Bankrupt Party") under Title 11, then, unless and until this Agreement is rejected as provided in Title 11, the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall, at the election of the Bankrupt Party made within sixty (60) days after the commencement of the case (or, if no such election is made, immediately upon the request of the non-Bankrupt Party) either (i) perform all of the obligations provided in this Agreement to be performed by the Bankrupt Party including, where applicable and without limitation, providing to the non-Bankrupt Party portions of such intellectual property (including embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them as to which the non-Bankrupt Party has rights or (ii) provide to the non-Bankrupt Party all such intellectual property (including all embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them as to which the non-Bankrupt Party has rights.

             (b) If a Title 11 case is commenced by or against the Bankrupt Party and this Agreement is rejected as provided in Title 11 and the non-Bankrupt Party elects to retain its rights hereunder as provided in Title 11, then the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitations, a Title 11 Trustee) shall provide to the non-Bankrupt Party all such intellectual property (including all embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them as to which the non-Bankrupt Party has rights immediately upon the non-Bankrupt Party's written request therefor. Whenever the Bankrupt Party or any of its successors or assigns provides to the non-Bankrupt Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 14.6, the non-Bankrupt Party shall have the right to perform the obligations of the Bankrupt Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the non-Bankrupt Party shall release the Bankrupt Party from any such obligation or liability for failing to perform it.

             (c) All rights, powers and remedies of the non-Bankrupt Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      69.

now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against the Bankrupt Party. The non-Bankrupt Party, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, under Title 11) in such event. The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties. Any intellectual property provided pursuant to the provisions of this Section 14.6 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of Title 11.

     14.7 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including without limitation, an act of God, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing hereunder shall not be delayed by the payer because of a force majeure affecting the payer.

     14.8 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service or personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

     For Exelixis:       Exelixis Pharmaceuticals, Inc.
                         260 Littlefield Avenue
                         South San Francisco, CA 94080
                         Attention: Chief Executive Officer

     With a copy to:     Cooley Godward LLP
                         Five Palo Alto Square
                         3000 El Camino Real
                         Palo Alto, CA 94306
                         Attention: Barclay James Kamb, Esq.

     For BMS: Bristol-Myers Squibb Pharmaceutical Research Institute Route 206 and Province Line Road
                         Princeton, NJ 08543-4000
                         Attention: Senior Vice President - Drug Discovery

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      70.

     With a copy to:  Bristol-Myers Squibb Pharmaceutical Research Institute
                      Route 206 and Province Line Road
                      Princeton, NJ 08543-4000
                      Attention:  Vice President and Senior Counsel - BMSPRI

     14.9 Consents Not Unreasonably Withheld or Delayed. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall, except as otherwise expressly provided, not unreasonably be withheld or delayed, and whenever in this Agreement provisions are made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     14.10 Maintenance of Records. Each Party shall keep and maintain all records required by law or regulation with respect to Licensed Products or BMS Products.

     14.11 United States Dollars. References in this Agreement to "Dollars" or "$" shall mean the legal tender of the United States of America.

     14.12 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

     14.13 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment of the Agreement without the other Party's consent to an Affiliate or to a successor to all or substantially all of the business of such Party, whether in a merger, sale of stock, sale of assets or other similar transaction, provided that any such permitted successor or assignee of rights and/or obligations hereunder shall have first, either by operation of law or in a writing to the other Party, expressly assumed performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.13 shall be null and void and of no legal effect.

     14.14 Electronic Data Interchange. If both Parties elect to facilitate business activities hereunder by electronically sending and receiving data in agreed formats (also referred to as Electronic Data Interchange or "EDI") in substitution for conventional paper-based documents, the terms and conditions of this Agreement shall apply to such EDI activities.

     14.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.16 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     14.17 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      71.

invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

     14.18 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

     14.19 Headings. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

     14.20 No Waiver. Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

     In Witness Whereof, the Parties have executed this Agreement in duplicate originals by their proper officers as of the date and year first above written.

Bristol-Myers Squibb Company                     Exelixis Pharmaceuticals, Inc.

By:  /s/ E. Sigal                                By: /s/ George Scangos
     -----------------------                         ---------------------------
       Elliot Sigal, M.D.

Title: Sr. Vice President                        Title: Chief Executive Officer
       ---------------------                            ------------------------
       Early Discovery & Applied Technology

Date:  September 14, 1999                        Date: September 14, 1999



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      72.

                                   EXHIBIT A

               EXAMPLES OF CONCEPTUAL AND PREASSOCIATED TARGETS

     The following is intended to illustrate how a Conceptual or Preassociated Target might arise:

Conceptual Targets

          [ * ]

Preassociated Targets

          [ * ]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     A-1.

                                   Exhibit B

                             BRISTOL-MYERS SQUIBB
                  COMBINATORIAL LEAD OPTIMIZATION TECHNOLOGY
                        TECHNOLOGY TRANSFER TO EXELIXIS

I.   OVERVIEW.

     BMS CDD shall transfer to Exelixis [ * ].

II.  SCOPE OF ENABLEMENT.

     [ * ]

     .    [ * ]

     An outline of the BMS/HTC software capabilities is appended below: In addition, BMS will provide Exelixis with generic descriptions of all [ * ] and use of same that are of interest to BMS (whether or not disclosed in BMS patents or publications).

III. MILESTONES

     The parties will use reasonable efforts to effect (in the case of Exelixis, this will include obtaining and installing in advance necessary equipment and licenses from Third Parties) following timetable for transfer of BMS/HTC (it being understood that, if Exelixis is ready to receive the items below more quickly, BMS will use reasonable efforts to accommodate such advances in the schedule):

     3 Months after signing:  [ * ]

     6 Months after signing:  [ * ]

     2 Months after signing:  [ * ]

IV.  BMS/HTC SOFTWARE CAPABILITIES

     a.   [ * ]

2.   [ * ]

     [ * ]

V.   PATENTS

     Patents filed with respect to the BMS Core Technology are described in Exhibit B-1 attached hereto.

VI.  OTHER MATTERS

[ * ]


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     B-1.

                                  Exhibit B-1

                        PATENTS ON BMS CORE TECHNOLOGY

Patent Status of BMS First Generation Combinatorial Reactor

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[ * ]         [ * ]          [ * ]
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Patent Status of BMS Second Generation Combinatorial Reactor

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    B-1-1.

                                   Exhibit C

                           EXELIXIS CORE TECHNOLOGY

   (Hard copy of US Patent No. 4,670,388 and four Flytag Release slides also attached)


Technology transfer to BMS



[ * ]



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     C-1.

                                   Exhibit C

     EPI Model System Genetic Technology Proposed Technology Transfer to BMS

I.   OVERVIEW.

     [ * ].

II.  SCOPE OF ENABLEMENT.

     [ * ].

     Subject to the terms of any Agreements EPI may have with Third Parties (including without limitation confidentiality restrictions), which EPI will identify for BMS, EPI will provide to BMS the following components of the EPI genetics, genomics and computational biology platform:

     .    [ * ]

III. MILESTONES.

     The parties will use reasonable efforts to effect (in the case of BMS, this will include obtaining and installing in advance necessary equipment and licenses from Third Parties) the following timetable for transfer of developed technology (it being understood that, if BMS is ready to receive the items below more quickly, Exelixis will use reasonable efforts to accommodate such advances in the schedule):


     Upon Signing:                 [ * ].


     6 Months after Signing:       [ * ].

     9 Months after Signing:       [ * ].

     12 Months after Signing:      [ * ].


IV.  DEFINITION OF FLYTAG(TM) DATABASE

     [ * ].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     C-1.

Exelixis Pharmaceuticals, Inc.

FlyTag Release 5.0


Assembly Summary 26405-27073

[ * ]

Assembly: 27045

Tiling pattern

[ * ]

BLAST hits

[ * ]

Text search

[ * ]

U.S. Patent number 4,670,388, granted June 2, 1987, to Carnegie Institution of Washington, Washington, D.C., inventors Gerald M. Rubin and Allan C. Spradling, "Method of Incorporating DNA into Genome of Drosophila", is herein incorporated by reference to the Internet full-text patent database at the United States Patent and Trademark Office Internet website, www.uspto.gov.



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     D-2.

Exhibit D

                             FORM OF PRESS RELEASE


                              FOR IMMEDIATE RELEASE


                              CONTACT:   Sylvia D. Sharockman
                                         Bristol-Myers Squibb Company
                                         609-252-3390

                                         George Scangos, Ph.D.
                                         Chief Executive Officer
                                         Exelixis Pharmaceuticals, Inc.
                                         650-825-2201

                                         Tony Russo, Ph.D.
                                         Noonan/Russo Communications, Inc.
                                         212-696-4455


     BRISTOL MYERS SQUIBB COMPANY AND EXELIXIS PHARMACEUTICALS ANNOUNCE GENOMICS RESEARCH ALLIANCE

      Collaboration to Focus on the Identification of Novel Targets for New Medicines


     (PRINCETON, N.J. and SOUTH SAN FRANCISCO, C.A., September 15, 1999) - Bristol-Myers Squibb Company (NYSE:BMY) and Exelixis Pharmaceuticals, Inc. today announced they have entered into a three-year research collaboration to identify novel targets for new medicines using model system genetics. Exelixis will utilize its proprietary technology to determine the molecular targets of compounds provided by Bristol-Myers Squibb. As part of the collaboration, Bristol-Myers Squibb and Exelixis will share certain core technologies in genomics and lead optimization.

     Under the terms of the agreement, Bristol-Myers Squibb will provide Exelixis with research funding and additional payments subject to the achievement of research and commercialization milestones. Exelixis, a leading model systems genetics, genomics and informatics company, will contribute to the work of Bristol-Myers Squibb's internal Department of Applied Genomics. Both companies have programs in model system genetics, the study of organisms such as yeast, worms (C.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     D-2.

elegans) and fruit flies (Drosophila), to better understand disease genetics in humans. Many genes and gene functions present in these model systems are conserved in humans, but are much easier to study in these simpler genetic systems.

     "Our strategy is to externally align and internally integrate, meaning that we partner with companies, like Exelixis, that offer the most promising technology and approaches in specialized areas, " said Elliott Sigal, M.D., Ph.D., senior vice president, Early Discovery and Applied Technology, Bristol-Myers Squibb. "Then, our scientists can apply this knowledge across our pipeline of new compounds so we can bring the most innovative medicines forward."

     Commenting on the partnership, Geoffrey Duyk, M.D., Ph.D., chief scientific officer, Exelixis, said, "This collaboration with Bristol-Myers Squibb leverages our ability to use our target-based model genetic systems to rapidly identify pharmaceutical targets. The Mechanism of Action (MOA) Program, the foundation of which is based on employing our core expertise in genetics, was built upon our successful work in agriculture. However, we soon realized that the pharmaceutical industry could also benefit from an efficient, rapid approach to determine the mechanism of action of compounds. We anticipate that this will be the first in a series of collaborations focused on the research derived from our MOA Program."

     As part of the collaboration, Bristol-Myers Squibb and Exelixis will exchange certain core technologies in genomics and lead optimization. Bristol-Myers Squibb will acquire Exelixis technology including a sublicense to the patented P-element technology, tools to manipulate genes in Drosophila and C. elegans, and access to the company's Drosophila proprietary EST database, FlyTag. Exelixis will acquire proprietary BMS lead optimization technology. Exelixis will utilize this technology together with other assets to further develop their own internal discovery efforts.

     "The lead optimization technology obtained from BMS is a powerful complement to the technology recently acquired from MetaXen. The acquisition of this technology is an important step towards building a world-class drug discovery capability at Exelixis. The technology exchange with

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     D-2.

BMS is a very interesting aspect to our relationship that will have significant benefits for both companies." stated George Scangos, Ph.D., president and chief executive officer, Exelixis.

     Exelixis Pharmaceuticals, Inc., together through its alliance with Artemis Pharmaceuticals, represent the premiere model system genetics organization focused on the identification and validation of novel screening targets and proteins for the pharmaceutical, diagnostic, agricultural, and animal health industries. Their PathFinder Technology utilizes a systematic genetics approach in model organisms including Drosophila, C. elegans, zebrafish and mice to identify critical genes in disease and physiological pathways, determine functional relationships and select optimal targets for intervention. Exelixis research programs include the areas of CNS, inflammation, metabolic disease, oncology, and agricultural biotechnology.

     Bristol-Myers Squibb is a diversified worldwide health and personal care company whose principal businesses are pharmaceuticals, consumer medicines, beauty care, nutritionals, and medical devices. It is a leading maker of innovative therapies for cardiovascular, metabolic and infectious diseases, central nervous system and dermatological disorders, and cancer. The company is a leader in consumer medicines, orthopaedic devices, ostomy care, wound management, nutritional supplements, infant formulas, and hair and skin care products.
                                     # # #
        Visit Bristol-Myers Squibb on the World Wide Web at http://www.bms.com
                                                            ------------------

          Information about Exelixis including news releases is available on the Company's website at http://www.exelixis.com
                          -----------------------


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     D-3.

                                   Exhibit E

                             BMS Disclosed Patents

[ * ].




[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                     E-1.